FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-177354-04

FREE WRITING PROSPECTUS STRUCTURAL AND COLLATERAL TERM SHEET

UBS-BB 2012-C4

 $1,456,096,494
(Approximate Total Mortgage Pool Balance)

$1,019,268,000

(Approximate Offered Certificate Balance)

UBS-Barclays Commercial Mortgage Trust 2012-C4
Issuing Entity

UBS Commercial Mortgage Securitization Corp.
Depositor

UBS Real Estate Securities Inc.
Barclays Bank PLC
Natixis Real Estate Capital LLC
General Electric Capital Corporation
RAIT Partnership, L.P.
Redwood Commercial Mortgage Corporation
Sponsors and Mortgage Loan Sellers
 November 30, 2012

UBS Investment Bank		Barclays

Co-Lead Managers and Joint Bookrunners

Natixis	Citigroup	Drexel Hamilton

Co-Managers
The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS:  Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation being made that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential, are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.

UBS-BB 2012-C4

KEY FEATURES OF SECURITIZATION

Capitalized terms used but not defined in this term sheet have the respective meanings assigned to those terms in the other Free Writing Prospectus, to be dated on or about December 3, 2012, relating to the Offered Certificates (the “Free Writing Prospectus”).

Key Features:		Pooled Collateral Facts:
Co-Lead Managers & Joint	UBS Securities LLC	Initial Outstanding Pool Balance:	$1,456,096,494
Bookrunners:	Barclays Capital Inc.	Number of Mortgage Loans:	91
Co-Managers:	Natixis Securities Americas LLC	Number of Mortgaged Properties:	131
	Citigroup Global Markets Inc.	Average Mortgage Loan Cut-off Date Balance:	$16,001,060
	Drexel Hamilton, LLC	Average Mortgaged Property Cut-off Date Balance:	$11,115,240
Mortgage Loan Sellers:	UBS Real Estate Securities Inc. (“UBSRES”)	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.90x
	(50.2%), Barclays Bank PLC (“Barclays”)	Range of Mortgage Loan U/W NCF DSCR:	1.27x - 6.19x
	(34.1%), Natixis Real Estate Capital LLC	Weighted Avg Mortgage Loan Cut-off Date LTV:	66.3%
	(“NREC”) (7.6%), General Electric Capital	Range of Mortgage Loan Cut-off Date LTV:	27.3% - 80.3%
	Corporation (“GECC”) (4.1%), RAIT Partnership,	Weighted Avg Mortgage Loan Maturity Date or ARD LTV:	57.0%
	L.P. (“RAIT”) (2.9%) and Redwood Commercial	Range of Mortgage Loan Maturity Date or ARD LTV:	21.2% - 70.1%
	Mortgage Corporation (“RCMC”) (1.0%)	Weighted Avg U/W NOI Debt Yield:	11.6%
Master Servicer:	Wells Fargo Bank, National Association	Range of U/W NOI Debt Yield:	7.4% - 27.3%
Operating Advisor:	Trimont Real Estate Advisors, Inc.	Weighted Avg Mortgage Loan
Special Servicer:	Rialto Capital Advisors, LLC	Original Term to Maturity (months):	114
Trustee:	U.S. Bank National Association	Weighted Avg Mortgage Loan
Rating Agencies:	DBRS, Inc., Fitch, Inc. and Standard & Poor’s	Remaining Term to Maturity (months):	113
	Ratings Services	Weighted Avg Mortgage Loan Seasoning (months):	1
Determination Date:	The 6th day of each month, or if such 6th day is	% Mortgage Loans with Amortization for Full Term:	53.5%
	not a business day, the following business day,	% Mortgage Loans with Partial Interest Only:	27.6%
	commencing in January 2013.	% Mortgage Loans with Full Interest Only:	18.8%
Distribution Date:	The 4th business day following the Determination	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	59.2%
	Date in each month, commencing in January	% Mortgage Loans with Upfront or Ongoing Replacement
	2013.	Reserves(1):	68.4%
Cut-off Date:	With respect to each mortgage loan, the related	% Mortgage Loans with Upfront or Ongoing Insurance
	due date of such mortgage loan in December	Reserves:	59.8%
	2012 (or December 1, 2012 if such mortgage	% Mortgage Loans with Upfront or Ongoing TI/LC
	loan does not have a due date in December	Reserves(2):	62.6%
	2012).	% Mortgage Loans with Upfront Engineering Reserves:	28.2%
Settlement Date:	On or about December 20, 2012	% Mortgage Loans with Upfront or Ongoing Other Reserves:	46.2%
Settlement Terms:	DTC, Euroclear and Clearstream, same day	(1) Includes FF&E Reserves.
	funds with accrued interest.	(2) Represents the percent of the Initial Outstanding Pool Balance allocable only
ERISA Eligible:	All of the Offered Classes are expected to be	to office, retail, industrial and mixed use properties.
	ERISA eligible.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA
	eligible.
Day Count:	30/360
Tax Treatment:	REMIC
Rated Final Distribution Date:	December, 2045
Minimum Denominations:	$10,000 and in each case in multiples of $1
	thereafter.
Clean-up Call:	1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class	Ratings (DBRS/Fitch/S&P)	Initial Certificate Balance(2)	Subordination Levels	Weighted Avg. Life (years)(4)	Principal Window (months)(4)	Certificate Balance to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-1(1)	AAA(sf)/AAA(sf)/AAA(sf)	$82,253,000	30.000%(3)	2.57	1-56	46.4%	16.5%
Class A-2(1)	AAA(sf)/AAA(sf)/AAA(sf)	$76,441,000	30.000%(3)	4.86	56-60	46.4%	16.5%
Class A-3(1)	AAA(sf)/AAA(sf)/AAA(sf)	$132,000,000	30.000%(3)	7.44	89-90	46.4%	16.5%
Class A-4(1)	AAA(sf)/AAA(sf)/AAA(sf)	$626,574,000	30.000%(3)	9.83	113-120	46.4%	16.5%
Class A-AB(1)	AAA(sf)/AAA(sf)/AAA(sf)	$102,000,000	30.000%(3)	7.28	60-113	46.4%	16.5%

NON-OFFERED CERTIFICATES

Class	Ratings (DBRS/Fitch/S&P)	Initial Certificate or Notional Balance(2)	Subordination Levels	Weighted Avg. Life (years)(4)	Principal Window (months)(4)	Certificate Balance to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-S (1)	AAA(sf)/AAA(sf)/AAA(sf)	$145,609,000	20.000%	9.97	120-120	53.0%	14.4%
Class X-A(8)	AAA(sf)/AAA(sf)/AAA(sf)	$1,164,877,000(7)	NAP	NAP	NAP	NAP	NAP
Class X-B(9)	AAA(sf)/AAA(sf)/AAA(sf)	$291,219,494(7)	NAP	NAP	NAP	NAP	NAP
Class B (1)	AA(low)(sf)/AA-(sf)/AA-(sf)	$69,165,000	15.250%	9.97	120-120	56.2%	13.6%
Class C (1)	A(low)(sf)/A-(sf)/A-(sf)	$69,164,000	10.500%	9.97	120-120	59.3%	12.9%
Class D(1)	BBB(low)(sf)/BBB-(sf)/BBB-(sf)	$58,244,000	6.500%	9.97	120-120	62.0%	12.4%
Class E(1)	BB(sf)/BB(sf)/BB(sf)	$25,482,000	4.750%	9.97	120-120	63.1%	12.1%
Class F(1)	B(sf)/B(sf)/B(sf)	$18,201,000	3.500%	9.97	120-120	64.0%	12.0%
Class G(1)	NR/NR/NR]	$50,963,494	0.000%	9.97	120-120	66.3%	11.6%

(1)
The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates will each equal one of the following per annum rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, or (iv) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time less a specified rate. The net mortgage pass-through rate of any Mortgage Loan is generally equal to the net mortgage interest rate of that Mortgage Loan as of the securitization Settlement Date (adjusted, if necessary, to accrue on the basis of a 360-day year consisting of twelve 30-day months).

(2)	Subject to a permitted variance of plus or minus 5%.
(3)	Represents the approximate subordination level for the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB Certificates in the aggregate.
(4)
Based on the assumption that there are no prepayments of, or defaults on, the Mortgage Loans and the assumption that there are no extensions of the maturity dates of the Mortgage Loans, and otherwise based on the modeling assumptions, as described in the Free Writing Prospectus.

(5)
“Certificate Balance to Value Ratio” for any class with a certificate balance is calculated as the product of (a) the weighted average mortgage loan Cut-off Date LTV Ratio of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of the subject class of Certificates and all other classes, if any, that are senior to or pari passu with such class, and the denominator of which is the total initial certificate balance of all Certificates. The Certificate Balance to Value Ratios of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
“Underwritten NOI Debt Yield” for any class with a certificate balance is calculated as the product of (a) the weighted average UW NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial certificate balance of all Certificates, and the denominator of which is the total initial certificate balance of the subject class of Certificates and all other classes, if any, that are senior to or pari passu with such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB Certificates are calculated in the aggregate for those classes as if they were a single class.

(7)
The Class X-A and Class X-B Certificates (the “Class X Certificates”) will not have certificate balances. The interest accrual amounts on the Class X-A Certificates will be calculated by reference to a notional amount equal to the sum of the certificate balances of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S Certificates. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total certificate balances of the Class B, Class C, Class D, Class E, Class F and Class G Certificates.

(8)
The pass-through rate applicable to the Class X-A Certificates for each Distribution will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

(9)
The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F and Class G Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

SUMMARY OF THE CERTIFICATES

Short-Term Certificate Principal Paydown Summary(1)

Class A-2 ($76,441,000)
Loan No.	Mortgage Loan Seller	Mortgage Loan	Cut-off Date Balance	% of Pool	Maturity(1) Balance	% of Certificate Class	Rem. Term to Maturity (Mos.)	U/W NCF DSCR	U/W NOI Debt Yield	Cut-off Date LTV Ratio	Maturity LTV Ratio

11	NREC	Bedford Green	$30,000,000	2.1%	$28,338,322	37.1%	57	1.35x	9.3%	62.5%	59.0%
14	UBSRES	Fairfield Inn & Suites Brooklyn	$24,800,000	1.7%	$21,873,706	28.6%	60	1.97x	14.2%	55.1%	48.6%

25	RCMC	Kirkwood Atrium II	$15,000,000	1.0%	$13,635,876	17.8%	60	1.61x	11.5%	68.2%	62.0%

68	GECC	CVS Retail Plaza	$4,876,443	0.3%	$4,098,516	5.4%	58	1.37x	11.5%	72.8%	61.2%

89	UBSRES	Celebration Village	$1,500,000	0.1%	$1,382,805	1.8%	60	2.00x	14.4%	57.7%	53.2%
Total/Weighted Average			$76,176,443	5.2%	$69,329,224	90.7%	59	1.62x	11.6%	61.8%	56.2%

Class A-3 ($132,000,000)

Loan No.	Mortgage Loan Seller	Mortgage Loan	Cut-off Date Balance	% of Pool	Maturity(1) Balance	% of Certificate Class	Rem. Term to Maturity (Mos.)	U/W NCF DSCR	U/W NOI Debt Yield	Cut-off Date LTV Ratio	Maturity LTV Ratio

3	UBSRES/Barclays	Visalia Mall	$74,000,000	5.1%	$74,000,000	56.1%	90	2.84x	11.2%	64.3%	64.3%

6	UBSRES/Barclays	Newgate Mall	$58,000,000	4.0%	$58,000,000	43.9%	89	3.03x	12.1%	69.9%	69.9%
Total/Weighted Average			$132,000,000	9.1%	$132,000,000	100.0%	90	2.92x	11.6%	66.8%	66.8%

(1)   This table identifies Mortgage Loans with balloon payments due during the principal paydown window for the Class A-2 and Class A-3 Certificates assuming 0% CPR, no defaults or losses, and no extensions of the Maturity Date of the Mortgage Loans, and otherwise based on the modeling assumptions as described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

TRANSACTION HIGHLIGHTS

■	$1,456,096,494 (Approximate) New-Issue Multi-Borrower CMBS:
–
Overview: The mortgage pool consists of 91 fixed-rate commercial, manufactured housing community and multifamily Mortgage Loans that have an aggregate Cut-off Date balance of $1,456,096,494 (the “Initial Outstanding Pool Balance”), have an average Cut-off Date Balance of $16,001,060 per Mortgage Loan and are secured by 131 Mortgaged Properties located throughout 28 states.

–	LTV: 66.3% weighted average Cut-off Date LTV and 57.0% weighted average Maturity Date/ARD LTV.
–	DSCR: 2.05x weighted average Debt Service Coverage Ratio, based on Underwritten Net Operating Income. 1.90x weighted average Debt Service Coverage Ratio, based on Underwritten Net Cash Flow.
–	Debt Yield: 11.6% weighted average debt yield, based on Underwritten Net Operating Income. 10.7% weighted average debt yield, based on Underwritten Net Cash Flow.
–	Credit Support: 30.000% credit support to Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB Certificates, which are expected to be rated AAA(sf)/AAA(sf)/AAA(sf) by DBRS/Fitch/S&P.
■	Loan Structural Features:
–	Amortization: 81.2% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization:
■	53.5% of the Mortgage Loans by Initial Outstanding Pool Balance have amortization for the entire term with a balloon payment due at Maturity.
■	27.6% of the Mortgage Loans by Initial Outstanding Pool Balance have scheduled amortization following a partial interest-only period with a balloon payment due at Maturity.
–	Hard Lockboxes: 80.0% of the Mortgage Loans by Initial Outstanding Pool Balance have hard lockboxes in place.
■
Cash Traps: 66.9% of the Mortgage Loans by Initial Outstanding Pool Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than a 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:
■	Real Estate Taxes: 77 Mortgage Loans representing 59.2% of the Initial Outstanding Pool Balance.
■	Insurance Reserves: 70 Mortgage Loans representing 59.8% of the Initial Outstanding Pool Balance.
■	Replacement Reserves (Including FF&E Reserves): 78 Mortgage Loans representing 68.4% of Initial Outstanding Pool Balance.
■	Tenant Improvement / Leasing Commissions: 48 Mortgage Loans representing 62.6% of the Initial Outstanding Pool Balance allocable only to office, retail, industrial and mixed use properties only.
–	Defeasance: 87.8% of the Mortgage Loans by Initial Outstanding Pool Balance permit defeasance after a lockout period and prior to an open period.
–
Yield Maintenance: 12.2% of the Mortgage Loans by Initial Outstanding Pool Balance permit prepayment only with a Yield Maintenance Charge, following the respective lockout period and prior to an open period.

■	Multiple-Asset Types > 5.0% of the Total Pool:
–	Retail: 29.4% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are retail properties (of which 80.9% are regional mall properties and anchored retail properties).
–	Office: 29.0% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are office properties.
–	Hospitality: 13.5% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are Hospitality properties.
–	Net Lease: 9.6% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are Net Lease Properties.
–	Multifamily: 6.0% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are Multifamily properties.
–	Mixed Use: 5.8% of the Mortgaged Properties by allocated Initial Outstanding Pool Balance are Mixed Use properties.
■
Geographic Diversity: The 131 Mortgaged Properties are located throughout 28 states, with two state representing greater than 10.0% of the allocated Initial Outstanding Pool Balance: Texas (20.5%) and California (13.9%).

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed first, to the Class A-AB Certificates, until the certificate balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex I to the Free Writing Prospectus, and then, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class D, Class E, Class F and Class G Certificates, in that order, until the certificate balance of each such Class is reduced to zero. Notwithstanding the foregoing, if the total certificate balance of the Class A-S through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed to the Class A-1, Class A-2, Class A-3, Class A-4 and Class A-AB Certificates, on a pro rata basis, based on the certificate balance of each such Class, until the certificate balance of each such Class is reduced to zero.

The Class X-A and Class X-B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X-A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates that are components of the notional amount of Class X-A Certificates (the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S Certificates); and (ii) the notional amount of the Class X-B Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to Certificates that are components of the notional amount of Class X-B Certificates (the Class B, Class C, Class D, Class E, Class F and Class G Certificates).

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass-through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A and Class X-B Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, and then, to the Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full. Interest accrued with respect to the Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates will, in the case of each such Class, be payable only after any principal distributions payable to any more senior Class have been made.

The pass-through rates applicable to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will each equal one of the following per annum rates: (i) a fixed rate, (ii) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, (iii) a rate equal to the lesser of the initial pass-through rate for that class and the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time, or (iv) a rate equal to the weighted average net mortgage pass-through rate for the Mortgage Loans from time to time less a specified rate.

The pass-through rate applicable to the Class X-A Certificates for each Distribution Date will generally be a per annum rate equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB and Class A-S Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The pass-through rate applicable to the Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average net mortgage pass-through rate for the Mortgage Loans, over (ii) the weighted average of the pass-through rates of the Class B, Class C, Class D, Class E, Class F and Class G Certificates (based on their certificate balances), as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

STRUCTURE OVERVIEW

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated to the interest-bearing Classes of Certificates pro rata generally based on interest entitlements, in reduction of the interest otherwise payable with respect to each of those Classes.

Loss Allocation:
Losses will be allocated to the Class G, Class F, Class E, Class D, Class C, Class B and Class A-S Certficates, in that order, and then to the Class A-1, Class A-2, Class A-3,  Class A-4 and Class A-AB Certificates on a pro rata basis. The notional amount of either Class of the Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates whose certificate balances are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of each prepayment premium (either fixed prepayment premium or yield maintenance amount) collected will be allocated to each Class of the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class A-S, Class B, Class C and Class D Certificates (the “YM P&I Classes”) then entitled to principal distributions, which percentage will be equal to the product of (a) the percentage of the principal distribution amount that such Class receives on that Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass-through rate of such Class of Certificates currently receiving principal over the relevant discount rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant discount rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass-Through Rate – Discount Rate)
(Mortgage Rate – Discount Rate)

The remaining percentage of each prepayment premium will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Classes then entitled to principal distributions relative to the Class X Certificates as discount rates decrease and a decrease in the percentage allocated to such Classes as discount rates rise.

Loan Combination:
The 1000 Harbor Boulevard Mortgage Loan has a pari passu companion loan, referred to as the “1000 Harbor Boulevard Companion Loan”, that is pari passu in right of payment to the 1000 Harbor Boulevard Mortgage Loan.  The 1000 Harbor Boulevard Mortgage Loan and the 1000 Harbor Boulevard Companion Loan are referred to as the “1000 Harbor Boulevard Loan Combination”.  The 1000 Harbor Boulevard Companion Loan will not be included in the issuing entity.

The 1000 Harbor Boulevard Companion Loan is included in the issuing entity created in connection with the UBS-Barclays Commercial Mortgage Trust 2012-C3, Commercial Mortgage Pass-Through Certificates, Series 2012-C3 (“UBS-Barclays 2012-C3”).  The Harbor Boulevard Loan Combination is being serviced and administered by Midland Loan Services, a Division of PNC Bank, National Association, as primary servicer, and by Rialto Capital Advisors, LLC, as special servicer, pursuant to the UBS-Barclays 2012-C3 pooling and servicing agreement.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”), through a representative, will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

STRUCTURE OVERVIEW

taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer or the Special Servicer proposes to take with respect to the Mortgage Loans.

The Directing Holder will not have control rights over servicing matters with respect to the 1000 Harbor Boulevard Mortgage Loan.  The UBS-Barclays 2012-C3 directing holder will have control rights over servicing matters with respect to the 1000 Harbor Boulevard Loan Combination.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.
Controlling Class:
The “Controlling Class” will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate certificate balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial certificate balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Remedies Available to Holders of Controlling Class Prior to Effectiveness of Control Termination Event:

The Controlling Class representative will have the right, at its sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan that would otherwise result in such Class no longer being the Controlling Class based on the occurrence of a Control Termination Event. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. The Appraisal Reduction Amount, whether based on the first or the second appraisal, will only become effective following the second appraisal, except that the Appraisal Reduction Amount based on the first appraisal will become effective if no demand for a second appraisal is received within a specified number of business days, or if a second appraisal is not received within 90 days after requested by the Controlling Class representative.

Directing Holder:	RREF CMBS AIV I, LP will be the initial Directing Holder and will also own 100% of the Class F and Class G Certificates as of the Settlement Date.
Control Termination Event:
Will occur when no Class of Control Eligible Certificates has an outstanding certificate balance (as notionally reduced by any Appraisal Reduction Amounts allocated thereto) equal to or greater than 25% of the certificate balance as of the Settlement Date.

Upon the occurrence and during the continuance of a Control Termination Event, the Controlling Class will no longer have any control rights. The Directing Holder will relinquish its right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and during the continuation of a Control Termination Event, the Directing Holder will retain non-binding consultation rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to the Mortgage Loans. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that satisfies the requirement of a Controlling Class.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

STRUCTURE OVERVIEW

Upon the occurrence of a Consultation Termination Event, there will be no Class of Certificates that will act as the Controlling Class and the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder. Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer with respect to the related Mortgage Loans and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer:
For so long as a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the aggregate certificate balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmation from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the rating on any Class of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within 180 days from the time of the Certificate Administrator’s notice) of (i) Holders of at least 75% of the aggregate certificate balance of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) Holders of the Classes of Certificates entitled to principal evidencing more than 50% of the aggregate Voting Rights of each Class of Non-Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

“Non-Reduced Certificates” means any Class of Certificates entitled to principal then outstanding for which (a)(1) the initial certificate balance of such Class minus (2) the sum (without duplication) of (x) any payments of principal (whether as principal prepayments or otherwise) distributed to the Holders of such Class, (y) any unreimbursed Appraisal Reduction Amounts allocated to such Class and (z) any Realized Losses previously allocated to such Class, is equal to or greater than (b) 25% of the remainder of (1) the initial certificate balance of such Class less (2) any payments of principal (whether as principal prepayments or otherwise) previously distributed to the Holders of such Class.
For so long as a Consultation Termination Event has occurred and is continuing, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to so replace the Special Servicer must be confirmed by a majority (by balance) of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the certificate balances of the Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time of recommendation and is subject to the receipt of written confirmation from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the rating on any Class of the Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

STRUCTURE OVERVIEW

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer with respect to any Specially Serviced Loan, will be an amount equal to the lesser of: (1) 1% of each collection of (a) interest and principal following a workout or (b) a full or discounted payoff or liquidation proceeds and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, if a Mortgage Loan becomes a Specially Serviced Loan solely due to a maturity date default and a collection of interest and principal or liquidation proceeds is received within 90 days following the maturity date as a result of the Mortgage Loan being refinanced, then the Special Servicer will not be entitled to collect a workout fee or liquidation fee, but may collect fees from the related borrower in connection with the workout or liquidation.

The total amount of workout and liquidation fees actually payable by the issuing entity will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including, without limitation, in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including, without limitation, the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan and any purchaser of any Mortgage Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement.

The Special Servicer will also be required to disclose in the Certificateholders’ monthly distribution date statement any compensation or any other remuneration (including, without limitation, in the form of commissions, brokerage fees, rebates, or as a result of any other fee-sharing arrangement) from any person (including, without limitation, the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan and any purchaser of any Mortgage Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than any special servicing compensation to which the Special Servicer is entitled pursuant to the Pooling and Servicing Agreement in the form of late payment charges, net default interest, assumption fees, loan service transaction fees, beneficiary statement charges, assumption application fees or any interest or other income earned on deposits in the REO accounts.

Operating Advisor:
Prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights. After a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the issuing entity.

Upon the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will be entitled to consult with the Special Servicer with respect to all major decisions on behalf of the issuing entity and in the best interest of, and for the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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STRUCTURE OVERVIEW

benefit of, the certificateholders, as a collective whole, as if those certificateholders constituted a single lender.

The Operating Advisor will be subject to termination if Holders of at least 15% of the Voting Rights vote to terminate and replace the Operating Advisor and such vote is approved by Holders of more than 50% of the Voting Rights that exercise their right to vote, provided that holders of at least 50% of the Voting Rights have exercised their right to vote. The Holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal then due and payable on the Mortgage Loan (including by reason of acceleration of the unpaid principal amount of the Mortgage Loan following default). Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date Balances
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut-off Date Balances			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
$1,500,000	-	$4,999,999	24	$85,567,915	5.9%	4.7999%	114	1.97x	62.1%	49.9%
$5,000,000	-	$9,999,999	27	$195,119,209	13.4%	4.6957%	119	1.71x	65.6%	53.3%
$10,000,000	-	$24,999,999	27	$419,655,292	28.8%	4.5774%	114	1.68x	67.6%	55.2%
$25,000,000	-	$49,999,999	6	$178,734,592	12.3%	4.7577%	108	1.56x	67.2%	55.8%
$50,000,000	-	$99,999,999	5	$308,819,485	21.2%	4.1976%	106	2.24x	68.0%	62.2%
$100,000,000	-	$140,000,000	2	$268,200,000	18.4%	4.4688%	119	2.20x	63.6%	59.6%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Geographic Distribution(1)
			% of Initial Outstanding Pool Balance	Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Texas	22	$298,720,781	20.5%	4.2267%	117	2.04x	70.3%	62.9%
California	23	$202,509,229	13.9%	4.3144%	108	2.31x	59.8%	54.0%
New York	7	$121,896,053	8.4%	4.7238%	92	1.59x	64.2%	54.6%
Ohio	8	$105,328,873	7.2%	4.5527%	119	2.06x	64.2%	51.5%
New Jersey	4	$84,080,867	5.8%	4.7234%	118	1.44x	69.6%	62.3%
Oklahoma	1	$63,000,000	4.3%	4.8330%	119	1.63x	68.5%	57.5%
Other	66	$580,560,691	39.9%	4.6503%	115	1.82x	66.6%	55.7%
Total/Weighted Average	131	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Property Type Distribution(1)
			% of Initial Outstanding Pool Balance	Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Retail	34	$428,555,064	29.4%	4.3993%	105	1.94x	67.8%	60.3%
Anchored	13	$209,058,719	14.4%	4.6843%	108	1.47x	69.2%	59.2%
Regional Mall	2	$132,000,000	9.1%	3.7020%	90	2.92x	66.8%	66.8%
Shadow Anchored	4	$36,122,068	2.5%	4.8572%	120	1.43x	69.1%	57.3%
Unanchored	10	$35,641,873	2.4%	4.6957%	116	1.65x	71.1%	57.8%
Single Tenant	5	$15,732,404	1.1%	4.7400%	118	1.74x	49.2%	34.9%
Office	27	$422,946,710	29.0%	4.3473%	118	1.96x	69.9%	61.7%
Suburban	24	$284,131,710	19.5%	4.5582%	116	1.66x	69.9%	57.9%
CBD	2	$135,200,000	9.3%	3.8982%	120	2.60x	69.8%	69.8%
Medical	1	$3,615,000	0.2%	4.5600%	120	1.56x	73.8%	59.8%
Hospitality	14	$197,150,114	13.5%	4.7671%	111	2.02x	60.3%	47.9%
Limited Service	9	$91,066,939	6.3%	4.8003%	102	1.99x	59.2%	47.6%
Full Service	2	$70,334,562	4.8%	4.4854%	119	2.17x	63.4%	50.7%
Extended Stay	3	$35,748,613	2.5%	5.2369%	118	1.78x	57.1%	43.3%
Net Lease	12	$140,000,000	9.6%	5.0400%	118	1.78x	57.6%	49.9%
Multifamily	11	$87,489,228	6.0%	4.5833%	119	1.53x	72.1%	57.6%
Conventional	8	$60,871,330	4.2%	4.4872%	120	1.54x	73.1%	58.5%
Student Housing	3	$26,617,899	1.8%	4.8031%	119	1.51x	69.7%	55.5%
Mixed Use	9	$85,164,614	5.8%	4.6102%	119	1.57x	67.5%	54.8%
Retail/Office	4	$37,891,132	2.6%	4.5708%	119	1.51x	67.5%	54.7%
Student ousing/Retail/Office	1	$20,973,482	1.4%	4.7300%	119	1.65x	65.5%	53.5%
Retail/Office/Multifamily	1	$17,350,000	1.2%	4.6550%	120	1.48x	69.5%	56.5%
Retail/Multifamily	2	$6,210,000	0.4%	4.4100%	120	1.83x	68.2%	55.0%
Retail/Hospitality	1	$2,740,000	0.2%	4.4100%	120	1.83x	68.2%	55.0%
Self-Storage	20	$57,749,732	4.0%	4.6451%	119	2.32x	58.8%	49.5%
Manufactured Housing Community	1	$20,350,000	1.4%	4.1600%	119	1.62x	70.0%	59.2%
Industrial	3	$16,691,030	1.1%	4.6191%	117	1.56x	62.9%	49.6%
Total/Weighted Average	131	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Distribution of Mortgage Rates
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut-off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
3.6930%	-	4.4999%	28	$667,224,606	45.8%	4.0905%	112	2.21x	68.4%	61.5%
4.5000%	-	4.7499%	26	$262,516,613	18.0%	4.6406%	114	1.63x	66.3%	53.8%
4.7500%	-	5.2499%	32	$481,801,175	33.1%	4.9756%	114	1.65x	63.8%	53.3%
5.2500%	-	5.8450%	5	$44,554,100	3.1%	5.5726%	119	1.66x	62.2%	48.6%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%
(1)         Reflects allocated loan amount for properties securing multi-property mortgage loans.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut-off Date LTV Ratios
						Weighted Averages
Range of Cut-off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
27.3%	-	54.9%	10	$63,441,368	4.4%	4.4005%	119	2.40x	46.9%	37.7%
55.0%	-	59.9%	14	$244,638,161	16.8%	4.9406%	112	1.83x	57.7%	48.6%
60.0%	-	64.9%	10	$270,447,108	18.6%	4.5076%	104	2.07x	63.6%	55.8%
65.0%	-	69.9%	23	$388,596,786	26.7%	4.5751%	113	1.83x	68.4%	58.2%
70.0%	-	74.9%	25	$402,305,784	27.6%	4.2873%	119	1.89x	72.2%	63.8%
75.0%	-	80.3%	9	$86,667,287	6.0%	4.4250%	120	1.60x	76.0%	61.6%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Distribution of LTV Ratios at Maturity
						Weighted Averages
Range of LTV Ratios at Maturity			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
21.2%	-	54.9%	41	$558,735,342	38.4%	4.8189%	116	1.89x	59.6%	48.8%
55.0%	-	59.9%	29	$423,287,395	29.1%	4.6061%	115	1.57x	69.8%	57.5%
60.0%	-	64.9%	17	$225,458,057	15.5%	4.2886%	104	1.99x	70.5%	62.5%
65.0%	-	70.1%	4	$248,615,700	17.1%	3.9577%	112	2.41x	71.4%	69.6%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Distribution of Underwritten NCF Debt Service Coverage Ratios
						Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
1.27x	-	1.34x	2	$59,600,000	4.1%	4.4721%	118	1.28x	74.1%	66.6%
1.35x	-	1.44x	6	$76,544,190	5.3%	5.0101%	91	1.37x	64.9%	55.8%
1.45x	-	1.54x	21	$244,856,824	16.8%	4.6366%	119	1.50x	71.3%	57.8%
1.55x	-	1.64x	19	$231,929,964	15.9%	4.7157%	115	1.60x	68.1%	56.2%
1.65x	-	1.74x	13	$142,094,777	9.8%	4.5715%	119	1.68x	69.5%	57.2%
1.75x	-	1.84x	10	$205,955,888	14.1%	4.9083%	118	1.79x	60.5%	50.8%
1.85x	-	1.99x	5	$79,209,244	5.4%	4.9197%	99	1.90x	59.1%	47.0%
2.00x	-	6.19x	15	$415,905,607	28.6%	4.0006%	110	2.62x	64.6%	60.7%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Distribution of Underwritten NOI Debt Yield
						Weighted Averages
Range of Underwritten NOI Debt Yield			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
7.4%	-	10.0%	15	$256,261,368	17.6%	4.5518%	112	1.44x	70.2%	60.0%
10.1%	-	11.0%	22	$302,931,404	20.8%	4.7237%	119	1.57x	69.6%	57.0%
11.1%	-	12.0%	23	$493,162,185	33.9%	4.4119%	112	2.12x	65.4%	59.2%
12.1%	-	14.0%	16	$196,818,822	13.5%	4.3657%	110	2.15x	66.4%	57.6%
14.1%	-	16.0%	11	$191,172,715	13.1%	4.6731%	110	2.06x	59.9%	48.0%
16.1%	-	27.3%	4	$15,750,000	1.1%	4.2699%	119	3.85x	43.2%	38.9%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Distribution of Original Terms to Maturity
						Weighted Averages
Range of Original Terms to Maturity (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
60	-	71	5	$76,176,443	5.2%	4.6892%	59	1.62x	61.8%	56.2%
84	-	107	2	$132,000,000	9.1%	3.7020%	90	2.92x	66.8%	66.8%
108	-	120	84	$1,247,920,050	85.7%	4.6054%	119	1.81x	66.5%	56.0%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Remaining Terms to Maturity
						Weighted Averages
Range of Remaining Terms to Maturity (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
57	-	71	5	$76,176,443	5.2%	4.6892%	59	1.62x	61.8%	56.2%
84	-	107	2	$132,000,000	9.1%	3.7020%	90	2.92x	66.8%	66.8%
108	-	120	84	$1,247,920,050	85.7%	4.6054%	119	1.81x	66.5%	56.0%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Amortization Type
						Weighted Averages
Amortization Type			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Amortizing Balloon			73	$779,196,494	53.5%	4.6559%	116	1.72x	66.3%	53.4%
Interest Only, then Amortizing			12	$402,600,000	27.6%	4.7730%	114	1.62x	65.5%	56.9%
Interest Only			6	$274,300,000	18.8%	3.8044%	105	2.83x	67.4%	67.4%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Distribution of Original Amortization Term
						Weighted Averages
Range of Original Amortization Term (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
0	-	120	6	$274,300,000	18.8%	3.8044%	105	2.83x	67.4%	67.4%
121	-	300	20	$180,952,092	12.4%	5.0016%	109	1.74x	60.4%	46.7%
301	-	360	65	$1,000,844,402	68.7%	4.6405%	116	1.67x	67.0%	56.0%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Distribution of Remaining Amortization Term
						Weighted Averages
Range of Remaining Amortization Term (months)			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
0	-	120	6	$274,300,000	18.8%	3.8044%	105	2.83x	67.4%	67.4%
121	-	300	20	$180,952,092	12.4%	5.0016%	109	1.74x	60.4%	46.7%
301	-	360	65	$1,000,844,402	68.7%	4.6405%	116	1.67x	67.0%	56.0%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

Loan Purpose
						Weighted Averages
Loan Purpose			Number of Mortgage Loans	Aggregate Cut-off Date Balance	% of Initial Outstanding Pool Balance	Mortgage Rate	Stated Remaining Term (Mos.)	U/W NCF DSCR	Cut-off Date LTV Ratio	LTV Ratio at Maturity
Refinance			71	$1,002,909,806	68.9%	4.5421%	111	1.86x	66.8%	56.7%
Acquisition			20	$453,186,688	31.1%	4.4964%	119	2.00x	65.1%	57.7%
Total/Weighted Average			91	$1,456,096,494	100.0%	4.5279%	113	1.90x	66.3%	57.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans and Mortgage Loan Groups
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Cut-off Date Balance/SF/ Unit/Room	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield	U/W NCF Debt Yield

Marcourt Net Lease Hotel Portfolio	Barclays	Various, Various	Net Lease	$140,000,000	9.6%	$76,545	57.6%	1.78x	11.5%	11.5%

KBR Tower	UBSRES	Houston, TX	Office	$128,200,000	8.8%	$120	70.1%	2.66x	11.2%	10.4%

Visalia Mall	UBSRES/Barclays	Visalia, CA	Retail	$74,000,000	5.1%	$169	64.3%	2.84x	11.2%	10.7%

Boeing Office Campus	UBSRES	Oklahoma City, OK	Office	$63,000,000	4.3%	$119	68.5%	1.63x	10.8%	10.3%

Hilton Columbus	UBSRES	Columbus, OH	Hospitality	$59,919,485	4.1%	$191,436	63.8%	2.23x	15.2%	13.4%

Newgate Mall	UBSRES/Barclays	Ogden, UT	Retail	$58,000,000	4.0%	$116	69.9%	3.03x	12.1%	11.4%

Clifton Commons	UBSRES	Clifton, NJ	Retail	$53,900,000	3.7%	$287	74.9%	1.27x	8.0%	7.7%

Rocky Hill Portfolio - Rollup	Barclays	Rocky Hill, CT	Office	$45,000,000	3.1%	$89	73.6%	1.70x	12.4%	10.2%

Sun Development Portfolio	NREC	Various, Various	Hospitality	$35,766,742	2.5%	$69,857	61.1%	1.85x	14.5%	13.1%

Manassas Retail Portfolio	Barclays	Manassas, VA	Retail	$30,400,000	2.1%	$236	68.9%	1.39x	9.5%	8.9%
Total/Weighted Average				$688,186,227	47.3%		66.3%	2.13x	11.6%	10.8%

Split Loan Summary
Mortgage Loan		Mortgage Loan Trust Cut-off Date Balance	Mortgage Loan Non- Trust Cut-off Date Balance	Total Mortgage Debt Cut-off Debt Balance	Controlling Interest	Mortgage Loan
	Mortgage Loan Seller					U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield
1000 Harbor Boulevard	UBSRES	$7,000,000	$113,000,000	$120,000,000	UBSBB 2012-C3	1.47x	64.2%	7.4%

Existing Additional Debt
Mortgage Loans	Additional Debt Description	Cut-off Date Balance	Mezzanine Cut-off Date Balance	Total Debt Cut-off Date Balance	Mortgage Loan			Total Debt
					U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield	U/W NCF DSCR	Cut-off Date LTV Ratio	U/W NOI Debt Yield
Chinatown Shopping Center	Mezzanine	$22,000,000	$3,300,000	$25,300,000	1.68x	68.5%	10.9%	1.24x	78.7%	9.5%
SunTrust Portfolio	Mezzanine	$20,000,000	$1,500,000	$21,500,000	1.57x	64.2%	11.5%	1.45x	69.0%	10.7%
Kirkwood Atrium II	Mezzanine	$15,000,000	$2,500,000	$17,500,000	1.61x	68.2%	11.5%	1.23x	79.5%	9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

UBS-BB 2012-C4

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)
Mortgage Properties	Mortgage Loan Seller	City, State	Property Type	Cut-off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization (if Applicable)(2)
KBR Tower	UBSRES	Houston, TX	Office	$128,200,000	8.8%	CONC 2006-1A; MSC 2007-XLCA; RREF 2007-1A
Visalia Mall	UBSRES/Barclays	Visalia, CA	Retail	$74,000,000	5.1%	LBUBS 2003-C7
Newgate Mall	UBSRES/Barclays	Ogden, UT	Retail	$58,000,000	4.0%	BACM 2003-2
Clifton Commons	UBSRES	Clifton, NJ	Retail	$53,900,000	3.7%	GMACC 2002-C3
Evergreen Plaza	UBSRES	Staten Island, NY	Retail	$28,500,000	2.0%	MSDWC 2002-IQ3
70-00 Austin Street	NREC	Forest Hills, NY	Retail	$25,411,250	1.7%	MSDWC 2003-Top9
Fairfield Inn & Suites Brooklyn	UBSRES	Brooklyn, NY	Hospitality	$24,800,000	1.7%	S2H 2012-LV1
Berkshire Court	GECC	Dallas, TX	Mixed Use	$24,300,000	1.7%	JPM 2007-C1
Chinatown Shopping Center	RAIT	Austin, TX	Retail	$22,000,000	1.5%	JPMCC 2007-CB19
White Oak	Barclays	Silver Spring, MD	Office	$11,625,000	0.8%	WBCMT 2003-C3
Merion	UBSRES	King of Prussia, PA	Office	$10,300,000	0.7%	PMLIC 1996-PML; MLMT 2002-MW1
Mission Valley Self Storage	UBSRES	San Diego, CA	Self-Storage	$7,300,000	0.5%	GECMC 2003-C1
Worthington on the Beltway	UBSRES	Houston, TX	Multifamily	$7,185,000	0.5%	CCMSC 2000-3; JPMCC 2007-LD11
1000 Harbor Boulevard	UBSRES	Weehawken, NJ	Office	$7,000,000	0.5%	UBSBB 2012-C3
Shops at Aramingo	Barclays	Philadelphia, PA	Retail	$6,728,301	0.5%	GMACCM 2003-C2
Shadowood Apartments	Barclays	Addison, TX	Multifamily	$6,350,000	0.4%	CSFB 2004-C4
Ocean Edge Resort	UBSRES	Daytona Beach, FL	Hospitality	$6,000,000	0.4%	CD 2005-CD1
481 North Frederick Avenue	Barclays	Gaithersburg, MD	Office	$5,650,000	0.4%	WBCMT 2003-C4
Devon Self Storage Alburquerque	UBSRES	Albuquerque, NM	Self-Storage	$5,492,814	0.4%	GECMC 2003-C1
Whitesburg Plaza	UBSRES	Huntsville, AL	Retail	$5,000,000	0.3%	CSFB 2002-CP5
Mansell Crossing Retail	Barclays	Alpharetta, GA	Retail	$4,983,389	0.3%	JPMCC 2002 C3
El Mercado Plaza	UBSRES	Santa Barbara, CA	Mixed Use	$4,744,316	0.3%	MSDWC 2002-IQ3
Cochran Self Storage	UBSRES	Simi Valley, CA	Self-Storage	$4,489,029	0.3%	GECMC 2003-C1
EZ Storage of Van Nuys	Barclays	Van Nuys, CA	Self-Storage	$4,400,000	0.3%	MSDWC 2003 TOP 9
Pilgrim Village Apartments	UBSRES	Buffalo, NY	Multifamily	$4,200,000	0.3%	FNA 1998-M4
Comfort Suites Hattiesburg	NREC	Hattiesburg, MS	Hospitality	$3,854,860	0.3%	MLMI 1997-C2
Bella Vista Village	Barclays	Queen Creek, AZ	Retail	$2,801,045	0.2%	COMM 2005-C6
Chula Vista Self Storage	UBSRES	Chula Vista, CA	Self-Storage	$2,700,000	0.2%	BSCMS 2000-WF1
Mangum Walgreens	GECC	Houston, TX	Retail	$2,535,000	0.2%	GECMC 2002-3
Sunrise Property	Barclays	Hesperia, CA	Self-Storage	$2,362,873	0.2%	FUNBC 2001 C4
Williamsburg	GECC	Williamsburg, VA	Self-Storage	$2,040,970	0.1%	GECMC 2002-3
Newport News	GECC	Newport News, VA	Self-Storage	$1,761,863	0.1%	GECMC 2002-3
Celebration Village	UBSRES	Kissimmee, FL	Retail	$1,500,000	0.1%	JPMCC 2006-LDP7
Chesapeake	GECC	Chesapeake, VA	Self-Storage	$1,228,071	0.1%	GECMC 2002-3
Total				$561,343,781	38.6%
(1)
The previously securitized mortgage loans referred to in the table above were loans secured by substantially the same properties that secure the mortgage loans included in this transaction. The performance of any of the mortgage loans listed above in a prior securitization may not be indicative of the performance of any of the mortgage loans included in this transaction. In addition, in certain cases, the borrower entity and/or the loan sponsor may have changed. Payment history of a prior mortgage loan may or may not be useful in predicting the performance of any mortgage loan in this transaction.

(2)	A prior loan (or portion thereof) secured by substantially the same mortgaged property or properties was included in the indicated securitization transaction(s).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Partner Buyout / Recapitalization		Property Type:	Net Lease
Sponsor:	W.P. Carey Inc.		Collateral:	Fee Simple
Borrower:	Marcourt Investments Incorporated		Location(7):	Various
Original Balance:	$140,000,000		Year Built / Renovated(7):	Various / Various
Cut-off Date Balance:	$140,000,000		Total Rooms:	1,829
% by Initial UPB:	9.6%		Property Management(8):	Self-Managed
Interest Rate:	5.0400%		Underwritten NOI (9):	$16,120,137
Payment Date:	6th of each month		Underwritten NCF(9):	$16,120,137
First Payment Date:	November 6, 2012		Appraised Value:	$243,000,000
Maturity Date:	October 6, 2022		Appraisal Date:	August 10, 2012
Amortization:	Interest-only for 24 months;
	360 months thereafter		Historical NOI
Additional Debt:	None		Most Recent NOI:	$17,772,263 (T-12 July 31, 2012)
Call Protection:	L(26), D(90), O(4)		2nd Most Recent NOI:	$17,768,798 (December 31, 2011)
Lockbox / Cash Management:	Hard / In-Place		3rd Most Recent NOI:	$17,761,853 (December 31, 2010)

Reserves(1)			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	72.2% (July 31, 2012)
Taxes(2):	$0	Springing	2nd Most Recent Occupancy:	71.9% (December 31, 2011)
Insurance(2):	$0	Springing	3rd Most Recent Occupancy:	69.5% (December 31, 2010)
FF&E(2):	$0	Springing	4th Most Recent Occupancy:	67.1% (December 31, 2009)
Interest Reserve:	$607,600	$0	5th Most Recent Occupancy:	69.1% (December 31, 2008)
			6th Most Recent Occupancy:	72.7% (December 31, 2007)
Financial Information			(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Cut-off Date Balance / Room:		$76,545	(2)
The Marriott Net Lease requires the Net Lease Tenant (as defined below) to pay real estate taxes, insurance, utilities and all other operating and maintenance costs with respect to the related mortgaged property.

Balloon Balance / Room:		$66,299
Cut-off Date LTV(3):		57.6%
Balloon LTV(3):		49.9%	(3)
Based on the use of the mortgaged properties on a Marriott Net Lease basis, the appraiser also provided a valuation of the properties if unencumbered by the Marriott Net Lease (as defined below) and concluded an aggregate value of $246,000,000. Based on this aggregate value, the Cut-off Date LTV and Balloon LTV is 56.9% and 49.3%, respectively.

Underwritten NOI DSCR(4) (5):		1.78x
Underwritten NCF DSCR(4) (5):		1.78x
Underwritten NOI Debt Yield(6):		11.5%
Underwritten NCF Debt Yield(6):		11.5%	(4)
Underwritten NOI DSCR and Underwritten NCF DSCR are based on NOI and NCF of $16,120,137, which is based on the minimum base rental payment due under the Marriott Net Lease from 2013 until 2023 and through the extended term. The NOI and NCF DSCRs based on the hotel portfolio underwritten NOI and NCF of $18,205,568 and 15,873,163, respectively, if unencumbered by the Marriott Net Lease, are 2.01x and 1.75x, respectively.

			(5)	Based on amortizing debt service payments. Based on the current interest- only payments resulting in an Underwritten NOI DSCR and Underwritten NCF DSCR of 2.25x and 2.25x, respectively.
			(6)
Underwritten NOI Debt Yield and Underwritten NCF Debt Yield are based on NOI and NCF of $16,120,137, which is based on the minimum base rental payment due under the Marriott Net Lease from 2013 until 2023 and through the extended term. The NOI and NCF debt yields based on Underwritten NOI and Underwritten NCF of $18,205,568 and 15,873,163, respectively, for the hotel portfolio if unencumbered by the Marriott Net Lease are 13.0% and 11.3%, respectively.

			(7)	See “Property Summary” herein.
			(8)	See “Property Management” herein.
			(9)	Underwritten NOI and Underwritten NCF are based on the minimum base rental payment due under the Marriott Net Lease from 2013 until 2023 and through the extended term.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Property Summary
Property Name	Location	Rooms	Year Built / Renovated	Allocated Loan Amount	Allocated Appraised Value (1)	Occupancy(2)
Courtyard by Marriott - San Diego Sorrento Mesa	San Diego, CA	149	1989 / 2008	$17,500,000	$30,523,171	77.1%
Courtyard by Marriott - Irvine John Wayne Airport	Irvine, CA	153	1989 / 2012	14,900,000	25,781,707	68.6%
Courtyard by Marriott – Spokane	Spokane, WA	149	1989 / 2009	14,400,000	24,991,463	65.4%
Courtyard by Marriott - Chicago O’Hare	Des Plaines, IL	180	1989 / 2009	13,800,000	23,904,878	73.7%
Courtyard by Marriott - Baltimore BWI Airport	Linthicum, MD	149	1989 / 2008	11,800,000	20,447,561	68.4%
Courtyard by Marriott - Sacramento Airport Natomas	Sacramento, CA	151	1990 / 2012	11,500,000	19,953,659	66.9%
Courtyard by Marriott - Newark Liberty International Airport	Newark, NJ	146	1989 / 2010	10,800,000	18,768,293	78.1%
Courtyard by Marriott - Orlando International Drive	Orlando, FL	151	1990 / 2011	10,100,000	17,582,927	75.4%
Courtyard by Marriott - Albuquerque Airport	Albuquerque, NM	150	1989 / 2009	9,800,000	17,089,024	73.3%
Courtyard by Marriott - Louisville East	Louisville, KY	151	1989 / 2010	9,200,000	15,903,659	64.2%
Courtyard by Marriott - Orlando Airport	Orlando, FL	149	1989 / 2012	8,300,000	14,421,951	81.8%
Courtyard by Marriott - Indianapolis Airport	Indianapolis, IN	151	1990 / 2010	7,900,000	13,631,707	73.2%
Total / Wtd. Avg.:		1,829		$140,000,000	$243,000,000	72.2%
(1)	Allocated Appraised Value is based on the value of the leased fee interest in the Marcourt Net Lease Hotel Portfolio, allocated based on the individual properties fee simple values.
(2)	Occupancy is for the trailing 12 months ending July 31, 2012.

The Loan.  The Marcourt Net Lease Hotel Portfolio loan (the “Marcourt Net Lease Hotel Portfolio Loan”) is a $140,000,000, fixed rate loan secured by the borrower’s fee simple interest in 12 limited service hotels located in nine states (each a “Property” and together the “Marcourt Net Lease Hotel Portfolio Properties” or “Portfolio”) as detailed in the Property Summary table above.  Most of the Marcourt Net Lease Hotel Portfolio Properties are located at or near major airports.  The Marcourt Net Lease Hotel Portfolio Loan has a 10-year term, an initial interest-only period of 24 months and amortizes on a 30-year amortization schedule thereafter. The Marcourt Net Lease Hotel Portfolio Loan accrues interest at 5.0400%. Loan proceeds were used to finance the Sponsor’s acquisition of Coolidge Investment Partners, L.P. interest in the borrowing entity, pay closing costs of approximately $1.9 million, fund upfront reserves of $607,600 and return equity to the Sponsor in the amount of $13.4 million. Based on the “Leased Fee” appraised value of $243.0 million, the cut-off date LTV is 57.6%. In connection with this financing, the Sponsor purchased Coolidge Investment Partners, L.P.’s interest in the Portfolio for $126 million, in a transaction which valued the Portfolio at $240 million and increased the Sponsor’s indirect interest in the Portfolio from 47.3% to 100.0%.

Between 2007 and August 2012, the Portfolio underwent approximately $18,900 per key in renovations, including updating all of the Marcourt Net Lease Hotel Portfolio Properties with a new courtyard lobby, some of which were amongst the first 8 courtyards nationwide to pilot the new lobby.

The Borrower / Sponsor.  The borrower, Marcourt Investments Incorporated (the “Borrower”), is a Maryland corporation structured to be bankruptcy-remote, with two independent directors in its organizational structure.  W.P. Carey Inc. (the “Sponsor”) is the non-recourse carveout guarantor for the Marcourt Net Lease Hotel Portfolio Loan. The Borrower is 47.35% owned by CIP Acquisition Incorporated, an entity wholly owned by Corporate Property Associates 15 Incorporated (“CPA 15”) and 52.60% owned by Carey REIT II, Inc., an entity wholly owned by WPC REIT Merger Sub Inc. (“WPC Merger Sub”). The remaining 0.05% of shares in the Borrower are held by various investors for purposes of the Borrower’s REIT treatment. CPA 15 is wholly owned by CPA 15 Merger Sub Inc. (“CPA Merger Sub”), an entity wholly owned by WPC Holdco LLC (“WPC Holdco”). In addition to owning 100% of CPA Merger Sub, WPC Holdco also wholly owns WPC Merger Sub. WPC Holdco is wholly owned by W.P. Carey Inc., a Maryland corporation, the guarantor of the Loan.

The Sponsor is an investment management company that provides long-term sale-leaseback and build-to-suit financing for companies worldwide and manages a global investment portfolio of approximately $13.3 billion. The Sponsor and its affiliates are involved through all phases of the business cycle. The Sponsor and its affiliates’ 120 million square feet of real estate holdings are highly diversified, comprising contractual agreements with more than 284 tenants across a broad spectrum of industries and 18 countries.

The Marriott Net Lease.  The triple net lease tenant of the Marcourt Net Lease Hotel Portfolio Properties is CTYD III Corporation (the “Net Lease Tenant”).  The triple net lease is guaranteed by Marriott International, Inc. (NYSE: MAR, Moody’s: Baa2, S&P: BBB, Fitch: BBB) (“Marriott”). The Net Lease Tenant is responsible to directly pay all costs associated with the operation and maintenance of the hotels including property taxes, insurance, and the repair and maintenance of the hotels. The Net Lease Tenant is required to operate the hotels in accordance with Courtyard by Marriott system standards at all times.

The Marriott Net Lease expires January 31, 2023 and there are two, five year renewal options to January 2033 at existing base rent floors, which are automatically exercised unless the Net Lease Tenant provides notice of termination at least 12 months prior to expiration of the lease term. The Marriott Net Lease is a unitary lease and has an annual minimum base rental payment of $17,752,126 in 2012 and $16,100,000 each year from 2013 until 2023 and through the extended term. The lender underwrote $16.1 million for base rent. Rent under the Marriott Net Lease also includes percentage rent generally equal to 4.0% of revenue above a specified floor for

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

each Property. Base rent is payable quarterly in advance every February 10th, May 10th, August 10th, and November 10th. Percentage rent is payable annually in arrears on February 28th (or next succeeding business day). The coverage ratio based on the underlying hotel underwritten NOI and the rent payment is 1.31x.

Minimum Annual Base Rent and Percentage Rental Floor
Property Name	Allocated Minimum Rent (FY 2013 through Term)	Percentage Rental Floor
Courtyard by Marriott - San Diego Sorrento Mesa	$1,350,436	$5,836,486
Courtyard by Marriott - Irvine John Wayne Airport	1,403,050	6,982,908
Courtyard by Marriott – Spokane	1,227,669	4,774,216
Courtyard by Marriott - Chicago O’Hare	1,490,741	7,321,408
Courtyard by Marriott - Baltimore BWI Airport	1,157,516	6,591,529
Courtyard by Marriott - Sacramento Airport Natomas	1,508,279	6,151,545
Courtyard by Marriott - Newark Liberty International Airport	1,367,974	6,192,720
Courtyard by Marriott - Orlando International Drive	1,350,436	5,150,390
Courtyard by Marriott - Albuquerque Airport	1,157,516	3,954,135
Courtyard by Marriott - Louisville East	1,262,745	3,249,386
Courtyard by Marriott - Orlando Airport	1,350,436	5,025,594
Courtyard by Marriott - Indianapolis Airport	1,122,440	5,046,518
Total	$16,100,000	$66,276,835

In the event of an early termination triggered by an event of default under the Marriott Net Lease or the Net Lease Tenant’s election not to exercise the renewal periods, the Borrower has the right to enter into a franchise agreement with Marriott or any affiliate and continue to operate each hotel in the Courtyard by Marriott system and a property improvement plan will not be required at the time of the conversion to the franchise agreement. The term of each franchise agreement must be equivalent to the remaining term of the Marriott Net Lease, including (at Borrower’s request) all renewal periods.

The Properties.

The Portfolio features standard guestroom configurations, and guestrooms are found on all levels of the each Property situated around an open-air courtyard area. The rooms are a standard in size for a Courtyard by Marriott, offering typical amenities for this product type. Guestrooms feature a dresser with a flat-panel television, a work desk with ergonomic chair, an armchair or sofa, bedside tables, and lighting fixtures. In-room amenities include high-speed wireless Internet access, a telephone with voicemail and data port, an alarm clock, an iron and ironing board and a coffeemaker. Many of the Marcourt Net Lease Hotel Properties have recently undergone or are currently undergoing upgrades of the guestrooms. The cost of such upgrades will be paid by the Net Lease Tenant. Each Property has a Bistro Restaurant that serves drinks and breakfast in the morning, and in some cases dinner and cocktails in the evening, and light made-to-order fare throughout the day. The Portfolio’s RevPar generally outperformed the respective competitive subset. The Portfolio’s RevPar penetration ratio was 107.8% as of the June 2012 TTM. See “Operating Performance” for each Property below. Based on the appraisals, the weighted average demand segmentation for the Portfolio is 61% commercial, 19% meeting and group and 20% leisure.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott – San Diego Sorrento Mesa (12.5% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information.  The Courtyard by Marriott – San Diego Sorrento Mesa is a three story, limited service hotel located in San Diego, California, 15 miles from downtown San Diego and minutes from the Marine Corps Air Station Miramar. The improvements were constructed in 1989 and include 149 guest rooms (87 King, 50 Queen/Queen, and 12 King suites). Deluxe rooms are available for a premium and offer a slightly larger living space, as well as additional amenities such as a microwave and a small refrigerator. There are two meeting rooms comprising 1,458 square feet, an outdoor pool, fitness center, business center and a new lobby at the Property. Guestroom renovations began in October 2012 and are scheduled to be completed in December 2012.

The Market.  The Property is located in San Diego, California. San Diego is the second-largest city in California and the eighth largest in the United States, and it is also the county seat of San Diego County. In addition to wireless technology, the economy of San Diego is influenced by its port, which includes the only major submarine and shipbuilding yards on the West Coast, as well as the largest naval fleet in the world. Due to San Diego’s military influence, major national defense contractors are headquartered in San Diego. Tourism is also a major industry, owing to the city’s favorable climate. The Property’s neighborhood is generally defined by Lusk Boulevard to the north, Sorrento Valley Road to the west, Carroll Canyon Road to the south, and Pacific Heights Boulevard to the east. In general, this neighborhood is in the growth stage of its life cycle, with pockets of strong growth occurring in the office and industrial sectors. Within the immediate proximity of the site, land use is primarily commercial in nature, with most firms associated with the communications technology sector. The neighborhood also offers restaurants and retail shopping centers that serve employees from the local firms and motorists on the 805 Freeway. Some specific businesses and entities in the area include Qualcomm, Ethertronics, Novatel Wireless, Conexant, Karl Strauss Brewing Company, Konica Minolta Business Solutions, Turner Construction, Anadys Pharmaceuticals, Argen Corporation, Quantum Design, Quidel Corporation, TerraMoto Transportation, ACOI, Intercare Insurance Solutions and Texas Instruments.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott – San Diego Sorrento Mesa(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	66.8%	57.8%	59.1%	66.7%	72.1%
ADR	$155.74	$160.82	$132.76	$130.35	$132.51
RevPAR	$104.07	$92.91	$78.47	$86.91	$95.58
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	61.0%	67.1%	70.9%
ADR	NAP	NAP	$118.56	$116.34	$119.69
RevPAR	NAP	NAP	$72.37	$78.09	$84.83
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	96.8%	99.4%	101.7%
ADR	NAP	NAP	112.0%	112.0%	110.7%
RevPAR	NAP	NAP	108.4%	111.3%	112.7%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes: Country Inn & Suites San Diego North, Doubletree San Diego Del Mar, Hampton Inn San Diego Del Mar, Hilton Garden Inn Del Mar, Holiday Inn Express & Suites San Diego Sorrento, Hyatt House San Diego Sorrento Mesa and Marriott San Diego Del Mar.

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Irvine John Wayne Airport (10.6% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information. Courtyard by Marriott - Irvine John Wayne Airport is a four-story, limited service hotel located in Irvine, California located next to the John Wayne Airport. The improvements were constructed in 1989 and include 153 guest rooms (83 King, 48 Queen/Queen, 8 Double/Double, 9 King suites and 5 Double/Double suites). The Property comprises one building consisting of a one-story lobby portion and a connected L-shaped four-story guestroom portion. Deluxe rooms are available for a premium and offer a slightly larger living space, as well as additional amenities such as a microwave and a small refrigerator. The guestrooms received a new bedding package in 2012. All guestroom soft goods and replacement of select case goods were completed in the summer of 2012 and mattresses and televisions were replaced in 2010. There are two meeting rooms comprising 1,250 square feet, an outdoor pool, covered whirlpool and a fitness center located at the Property.

The Market. The Property is located in Irvine, California in Orange County. The city of Irvine is bordered by the cities of Tustin, Santa Ana, Lake Forest, Newport Beach, Laguna Hills and Costa Mesa. According to the appraisal, Irvine is noted as having low crime rates. Irvine is home to the University of California, Irvine (UCI), the Orange County Center of the University of Southern California and Irvine Valley College. Irvine is also home to a number of corporations and major office parks representing the technology, telecommunications, and biotechnology sectors. The John Wayne Airport serves as a significant demand generator and infrastructure support for corporate and leisure travel to the area. The Property’s neighborhood is generally defined by Barranaca Parkway to the north, Costa Mesa Freeway to the west, Corona Del Mar Freeway to the south, and Culver Drive to the east. In general, this neighborhood is in the stable stage of its life cycle, with a variety of residential, retail, and commercial office developments. Within the immediate proximity of the site, land use is primarily commercial in nature. The neighborhood is characterized by restaurants, office buildings, and retail shopping centers along the primary thoroughfares, with residential areas located along the secondary roadways. Some specific businesses and entities in the area include John Wayne/Orange County Airport, Biomerica, 3PL Global, NexGen Pharma, American Medical Technologies, Microsoft, MetLife, RD Olsen Construction, St. Jude Medical, Pepperdine University, UC Irvine and Ameriprise Financial.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Irvine John Wayne Airport(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	71.8%	61.0%	67.6%	72.4%	68.9%
ADR	$165.31	$155.98	$127.66	$132.87	$136.40
RevPAR	$118.73	$95.15	$86.30	$96.26	$93.94
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	71.4%	74.5%	74.3%
ADR	NAP	NAP	$113.90	$117.21	$121.98
RevPAR	NAP	NAP	$81.37	$87.30	$90.62
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	94.7%	97.2%	92.7%
ADR	NAP	NAP	112.1%	113.4%	111.8%
RevPAR	NAP	NAP	106.1%	110.3%	103.7%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes Courtyard Santa Ana John Wayne Airport Orange County, Doubletree Club Orange County Airport, Doubletree Hotel Santa Ana Orange County Airport, Embassy Suites Irvine Orange County Airport, Hilton Irvine Orange County Airport, Hyatt Regency Irvine, Marriott Irvine and Wyndham Irvine - Orange County Airport.

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott – Spokane (10.3% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information. The Courtyard by Marriott – Spokane is a three-story limited service hotel located in downtown Spokane, Washington. The improvements were constructed in 1989 and include 149 guest rooms (87 King, 50 Queen/Queen, 9 One-Bedroom suites and 3 Two-Bedroom suites). The Property comprises one three-story building, with an open courtyard in the center.  The guestrooms are slated for a minor soft-good renovation beginning in November 2012. The scope of work includes replacement of carpet, wall vinyl, and bedding. There is one meeting room comprising 1,418 square feet, an indoor pool, indoor whirlpool, fitness center and a business center located at the Property.

The Market. The Property is located in Spokane, Washington. Spokane is the metropolitan center of the inland northwest and the second-largest city in the state of Washington. The area is home to several educational institutions including Gonzaga University, Eastern Washington University and Whitworth College. Spokane is also a major center for professional and healthcare services for the entire Inland Northwest region. The Property’s neighborhood is generally defined by West Mission Avenue to the north, Maple Street to the west, Interstate 90 to the south, and Washington State University’s Riverpoint Campus to the east. This neighborhood is considered to be downtown Spokane and has several land uses within its approximately seven-mile radius. The Spokane Convention Center Complex is proximate to the Property site and is a considerable demand generator for Spokane. The convention center has undergone much expansion and significant upgrades within the past five years and has become one of the top group venues in the Pacific Northwest. The area includes several companies including Wells Fargo and Group Health, healthcare institutions such as Sacred Heart Hospital, education institutions highlighted by Gonzaga University, retail improvements such as River Park Square, and recreational improvements such as the Centennial Trail and Riverfront Park.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott – Spokane(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	70.0%	69.2%	68.3%	69.1%	68.5%
ADR	$119.83	$122.04	$117.04	$121.81	$122.52
RevPAR	$83.83	$84.49	$79.92	$84.12	$83.99
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	62.1%	65.4%	62.0%
ADR	NAP	NAP	$98.73	$99.87	$101.56
RevPAR	NAP	NAP	$61.35	$65.28	$62.93
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	110.0%	105.7%	110.5%
ADR	NAP	NAP	118.5%	122.0%	120.6%
RevPAR	NAP	NAP	130.3%	128.9%	133.5%
(1)	Source: Occupancy, ADR, RevPar based on historical operating statements.
(2)
Competitive Set includes DoubleTree Spokane City Center, Red Lion River Inn, Oxford Suites Spokane Downtown Hotel, Fairfield Inn Spokane Downtown, Holiday Inn Express Spokane Downtown and Hampton Inn Spokane.

(3)	Occupancy, ADR and RevPar for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Chicago O’Hare (9.9% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information. The Courtyard by Marriott - Chicago O’Hare is a five-story limited service hotel located in Des Plaines, Illinois, 3 miles from Chicago O’Hare International Airport and 17 miles from downtown Chicago. The improvements were constructed in 1989 and include 180 guest suites (105 King Regular, 10 King Superior, 27 Queen/Queen, 23 Double/Double, 10 King suites, 3 Double/Double suites and 2 Boardroom suites). The guestrooms are slated for renovation beginning in November 2012. The scope of work includes replacement of softgoods such as carpet, wall vinyl, and bedding package. Guestrooms are also scheduled to receive new box springs and door kickplates in 2013. There are two meeting rooms comprising 1,500 square feet, an outdoor pool, indoor whirlpool, fitness center, lobby workstations and an outdoor patio center located at the Property.

The Market. The Courtyard by Marriott - Chicago O’Hare is located in Des Plaines, Illinois in Cook County. During the past two decades industrial growth in Des Plaines has been notable, becoming a raw materials and finished products distributing center as well as the headquarters of several major corporations. The combination of superior air transportation, good railroads, a network of expressways, amid its location near Chicago, has fostered the full development of Des Plaines. The Property’s neighborhood is generally defined by Algonquin Road to the north, Elmhurst Road to the west, Interstate 190 to the south, and Interstate 294 to the east. Within the immediate proximity of the Property, land use is primarily commercial in nature, with a major portion consisting of the Chicago O’Hare International Airport.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Chicago O’Hare(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	73.7%	70.2%	66.1%	71.5%	70.6%
ADR	$133.67	$123.31	$107.94	$111.15	$112.89
RevPAR	$98.46	$86.56	$71.34	$79.46	$79.72
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	58.2%	67.2%	69.5%
ADR	NAP	NAP	$92.96	$94.50	$97.05
RevPAR	NAP	NAP	$54.12	$63.49	$67.42
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	113.6%	106.4%	101.6%
ADR	NAP	NAP	116.1%	117.6%	116.3%
RevPAR	NAP	NAP	131.8%	125.2%	118.2%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes aloft Chicago O’Hare Airport, Hampton Inn Chicago O’Hare International Airport, Hilton Garden Inn O’Hare Airport, Holiday Inn & Suites Chicago O’Hare Rosemont, Holiday Inn Express Chicago O’Hare Rosemont and Radisson Chicago O’Hare.

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Baltimore BWI Airport (8.4% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information. The Courtyard by Marriott - Baltimore BWI Airport is a three-story limited service hotel located in Linthicum, Maryland, 2 miles from the Baltimore Washington International airport and within 8 miles of downtown Baltimore, Maryland. The improvements were constructed in 1989 and include 149 guest suites (87 King, 50 Queen/Queen, 3 Studio Suites and 9 One Bedroom suite). The Property features standard guestrooms and guest suites, which are found on all levels of the Property within the hotel structure. Approximately 40% of the guestrooms also feature a mini refrigerator and microwave. Guest suites are available for a premium and offer a larger living space. The guestrooms received new softgoods including carpet, wall vinyl and bedding package in 2011. There are two meeting rooms comprising 1,250 square feet, an indoor pool, indoor whirlpool, fitness center, lobby workstations and an outdoor patio center located at the Property.

The Market. The Property is located in Linthicum, Maryland. Linthicum is a suburban community situated approximately eight miles south of downtown Baltimore, where Baltimore-Washington International Thurgood Marshall Airport is located. Baltimore, the largest city in Maryland, is part of the greater Baltimore/Towson economic area. Baltimore is a growing financial, business, and health service base for the southern Mid-Atlantic region. The city is also home to the Johns Hopkins Hospital, which is widely regarded as one of the world’s most important repositories of medical knowledge. The Property’s neighborhood is generally defined by Baltimore Washington Parkway to the north, Interstate 195 to the west, and Interstate 695 to the east. Within the immediate proximity of the site, land use is primarily commercial in nature. The neighborhood is characterized by corporate and industrial parks, low-rise office buildings and lodging facilities. Some specific businesses and entities in the area include offices of the Department of Defense, offices of the National Security Agency, Ciena Corporation and the Maritime Institute.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Baltimore BWI Airport(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	70.4%	63.8%	69.9%	73.3%	70.5%
ADR	$150.39	$137.90	$122.97	$120.04	$116.61
RevPAR	$105.90	$87.98	$86.02	$88.04	$82.27
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	71.4%	74.5%	74.4%
ADR	NAP	NAP	$106.51	$100.13	$102.00
RevPAR	NAP	NAP	$76.07	$74.61	$75.90
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	97.9%	98.4%	94.8%
ADR	NAP	NAP	115.5%	119.9%	114.3%
RevPAR	NAP	NAP	113.1%	118.0%	108.4%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes Hilton Garden Inn BWI Airport, Hyatt Place BWI Airport, SpringHill Suites Baltimore BWI Airport, Hampton Inn BWI Airport, aloft Baltimore Washington International Airport, Fairfield Inn & Suites Baltimore BWI Airport, Comfort Suites BWI Airport, Country Inn & Suites BWI Airport and Wingate Linthicum BWI Airport.

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Sacramento Airport Natomas (8.2% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information. Courtyard by Marriott - Sacramento Airport Natomas is a four-story limited service hotel located in Sacramento, California, 10 miles from the Sacramento International Airport, 11 miles from the Sacramento Executive Airport and 16 miles from Sacramento Mather Airport. The improvements were constructed in 1990 and include 151 guest suites (97 King, 42 Queens/Queen and 12 Hospitality suites). The guestrooms located on the fourth floor of the Property underwent a total soft- and casegood renovation which was completed in August 2012. The scope of work includes replacement of carpet, wall vinyl, bedframes, dressers, lighting and bedding. There are three meeting rooms comprising 1,342 square feet, an outdoor pool, fitness center and a business center located at the Property.

The Market. The Property is located in Sacramento, California. Sacramento is the capital of California and the seventh most populous city within the state. As such, government demand in the area is generally strong. The government sector has dominated the local area’s workforce; however, the Sacramento Chamber of Commerce continues to make considerable efforts to bring additional industries to the city in an attempt to diversify the economy. The Sacramento area is home to a wide variety of higher educational facilities, including two major public universities, many private institutions, community colleges and vocational schools. In addition, the UC Davis Medical Center, a world-renowned research hospital, is located in Sacramento. The Property’s neighborhood is generally defined by Interstate 80 to the north and west, the American River to the south, and Truxel Road to the east. Within the immediate proximity of the site, land use is primarily commercial and residential in nature. The neighborhood is characterized by restaurants, hotels, gas stations, office buildings, multi- and single-family residential homes and retail shops. Within the immediate vicinity of the subject site, three major office parks form the Natomas area. The Metro Center Office Park contains the University of Phoenix, the Art Institute of Sacramento, Sutter Health, and Caltrans. The Natomas Corporate Center houses the offices for Xerox and River City Bank. The Gateway Center contains Ajilon Professional, the California Department of Community Services and Development and Parsons Brinckerhoff.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Sacramento Airport Natomas(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	73.6%	67.5%	60.1%	63.2%	65.1%
ADR	$127.81	$127.07	$114.85	$109.77	$109.55
RevPAR	$94.10	$85.78	$69.03	$69.40	$71.33
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	61.2%	66.6%	71.1%
ADR	NAP	NAP	$112.02	$105.71	$103.44
RevPAR	NAP	NAP	$68.60	$70.45	$73.58
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	98.2%	94.9%	91.6%
ADR	NAP	NAP	102.5%	103.8%	105.9%
RevPAR	NAP	NAP	100.6%	98.5%	96.9%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes Four Points Sacramento International Airport, Hampton Inn & Suites Sacramento Airport Natomas, Hilton Garden Inn Sacramento South Natomas, Holiday Inn Sacramento Capitol Plaza and SpringHill Suites Sacramento Airport Natomas.

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Newark Liberty International Airport (7.7% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information. Courtyard by Marriott - Newark Liberty International Airport is a three-story limited service hotel located in Newark, New Jersey, less than one mile from the Newark Liberty International Airport and just 16 miles from Midtown Manhattan. The improvements were constructed in 1989 and include 146 guest suites (83 King, 42 Queen/Queen, 9 Double/Double and 12 One and Two Bedroom suites). The guestrooms were renovated in late 2010, when hardgoods, mattresses and light wall vinyl was replaced.  Soft goods are slated for renovation in 2014. The scope of work includes replacement of carpet, wall vinyl and bedding. There are two meeting rooms comprising 1,200 square feet, an outdoor pool, indoor whirlpool, fitness center and a business center located at the Property.

The Market. The Property is located in Newark, New Jersey. The Newark area is part of the greater New York City/North Jersey economic base. Newark is the third-largest insurance center in the United States, and birthplace to Prudential Insurance and Mutual Benefit Companies. The city is home to many company headquarters including International Discount Telecommunications, New Jersey Transit, Public Service Electric and Gas (PSE&G), and Horizon Blue Cross and Blue Shield of New Jersey. The Property’s neighborhood is generally defined by Interstate 78 to the north, the Garden State Parkway to the west, Grand Street to the south, and the Newark Bay to the east. Within the immediate proximity of the Property, the airport is the primary land use. Aside from the airport, improvements include hotels, warehouses, restaurants and other commercial structures. To the west, the neighborhood becomes more residential in nature with single-family developments. Some specific businesses in the area include the Newark International Airport and the Anheuser-Busch Newark plant.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Newark Liberty International Airport(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	83.4%	83.6%	75.1%	76.7%	80.8%
ADR	$131.04	$126.70	$102.99	$102.28	$112.03
RevPAR	$109.34	$105.91	$77.34	$78.48	$90.57
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	72.1%	76.5%	75.6%
ADR	NAP	NAP	$102.96	$99.83	$105.94
RevPAR	NAP	NAP	$74.21	$76.34	$80.04
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	104.2%	100.3%	106.9%
ADR	NAP	NAP	100.0%	102.5%	105.7%
RevPAR	NAP	NAP	104.2%	102.8%	113.2%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes Hilton Newark Airport, DoubleTree Newark Airport, SpringHill Suites Newark Airport, Ramada Plaza Hotel Newark Intl Airport, Marriott Liberty International Airport Newark, Crowne Plaza Newark Airport and Hampton Inn Newark Airport.

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Orlando International Drive (7.2% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information. Courtyard by Marriott - Orlando International Drive is a four-story limited service hotel located in Orlando, Florida, two miles from the Orange County Convention Center and 13 miles from Orlando International Airport. It is located 13 miles from Orlando’s theme parks and is an official Walt Disney World Good Neighbor Hotel. The improvements were constructed in 1990 and include 151 guest suites (42 King, 100 Queen/Queen, 6 King suites and 3 Queen/Queen suites). The guestrooms received new softgoods in 2011 including carpet, wall-vinyl and new bedding. There are two meeting rooms comprising 1,274 square feet, an outdoor pool, indoor whirlpool, fitness center and a business center located at the Property.

The Market. The Property is located in Orlando, Florida. In addition to being recognized as one of the nation’s foremost vacation destinations, anchored by Walt Disney World, Orlando is also the major center for commerce in the Central Florida region. The Central Florida Research Park, totaling more than 1,000 acres, is ranked as one of the top ten research parks in the nation and is home to more than 100 companies that collectively employ more than 9,500 people. Moreover, the University of Central Florida is one of the top ten largest universities in the nation, with more than 50,000 students. Orlando’s economic climate is characterized by tourism, healthcare services and research, financial services, and educational institutions. The Property’s neighborhood is generally defined by West Sand Lake Road to the north, Interstate 4 to the west, State Road 528 to the south, and International Drive to the east. Within the immediate proximity of the Property, land use is primarily commercial in nature. The neighborhood is characterized by restaurants, lodging facilities and retail shopping centers along the primary thoroughfares. The Orange County Convention Center is located on the south side of the neighborhood. Additionally, the Property is located approximately one mile and three miles north of the Orange County Convention Center and SeaWorld Orlando, respectively. The Universal Studios Orlando is located approximately four miles to the north of the Property. Guests staying at the Property benefit from the relative proximity and convenient access to these destinations.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Orlando International Drive(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	75.0%	72.7%	70.8%	71.6%	72.5%
ADR	$117.29	$113.67	$99.33	$96.75	$94.49
RevPAR	$88.00	$82.59	$70.33	$69.30	$68.52
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	68.0%	71.9%	73.4%
ADR	NAP	NAP	$86.65	$85.71	$85.59
RevPAR	NAP	NAP	$58.96	$61.64	$62.80
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	104.1%	99.6%	98.8%
ADR	NAP	NAP	114.6%	112.9%	110.4%
RevPAR	NAP	NAP	119.3%	112.4%	109.1%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)	Competitive Set includes Hampton Inn Orlando Convention Center, Hyatt Place Orlando Convention Center, La Quinta Inn & Suites Orlando Convention Center and SpringHill Suites Orlando Convention Center.
(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Albuquerque Airport (7.0% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information. Courtyard by Marriott - Albuquerque Airport is a four-story limited service hotel located in Albuquerque, New Mexico, one mile from the Albuquerque International Sunport Airport and two miles from University of New Mexico. The improvements were constructed in 1989 and include 150 guest suites (88 King, 32 Queen/Queen, 16 Double/Double and 14 suites). All guestroom televisions were replaced in 2010. Deluxe rooms are available for a premium and offer a slightly larger living space, as well as additional amenities such as a microwave and a small refrigerator. At the time of inspection the guestroom renovation project was in progress. The renovation was completed in October 2012 and included soft goods, carpeting, wall covering and bedding. There are two meeting rooms comprising 1,250 square feet, an indoor pool, indoor whirlpool, fitness center and a business workstation located at the Property.

The Market. The Property is located in Albuquerque, New Mexico. Albuquerque is the largest city in the state of New Mexico and is the seat of Bernalillo County. The city is situated in the central part of the state, straddling the Rio Grande. Albuquerque is home to the University of New Mexico (UNM), Kirtland Air Force Base, the Sandia National Laboratories and Petroglyph National Monument. The Property’s neighborhood is generally defined by Central Avenue (old Route 66 & University of New Mexico) to the north, Interstate 25 to the west, Gibson Boulevard (Kirtland Air Force Base & Albuquerque International Sunport Airport) to the south, and Carlisle Boulevard to the east. Within the immediate proximity of the Property, land use is primarily commercial in nature, with a cluster of extended stay, limited-service and select-service hotels. The neighborhood is characterized by direct access to the Albuquerque International Sunport and Kirtland Air Force Base, as well as the area’s major College and University campuses. Older residential subdivisions that typically house moderate-income families and students comprise the majority of the existing developments. Some specific businesses and entities in the area include Albuquerque International Sunport Airport, Kirtland Air Force Base, University of New Mexico, University Arena “The Pit”, University Stadium & Fields, Central New Mexico Community College, Presbyterian Hospital, Isotopes Baseball Park, New Mexico Human Services Department, New Mexico Environmental Finance Center and Puerto del Sol Golf Course.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Albuquerque Airport(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	77.3%	76.5%	72.9%	71.7%	72.2%
ADR	$92.68	$91.99	$85.04	$82.2	$86.11
RevPAR	$71.66	$70.38	$62.02	$58.92	$62.15
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	61.4%	63.2%	69.8%
ADR	NAP	NAP	$80.84	$78.61	$80.00
RevPAR	NAP	NAP	$49.66	$49.69	$55.85
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	118.7%	113.4%	103.4%
ADR	NAP	NAP	105.2%	104.6%	107.6%
RevPAR	NAP	NAP	124.9%	118.6%	111.3%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes Fairfield Inn & Suites Albuquerque Airport, Hilton Garden Inn Albuquerque Airport, Holiday Inn Albuquerque Airport, Holiday Inn Express Albuquerque Airport, Hyatt Place Albuquerque Airport and Sheraton Albuquerque Airport Hotel.

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Louisville East (6.6% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information.  Courtyard by Marriott - Louisville East is a four-story limited service hotel located in Louisville, Kentucky. The improvements were constructed in 1989 and include 151 guest suites (95 King, 44 Queen/Queen, 8 One Bedroom suites and Four Bedroom suites). Deluxe rooms are available for a premium and offer a slightly larger living space. There are two meeting rooms comprising 1,274 square feet, an outdoor pool, indoor whirlpool, fitness center and a business center located at the Property. Soft goods renovation was completed in September 2012.

The Market. The Property is located in Louisville, Kentucky. The greater Louisville area is home to a diverse economic base that includes strong healthcare, manufacturing, education and logistics sectors. The city’s economy is in transition, combining a reliance on traditional industries with redevelopment to attract new business enterprises. The face of the city has been changed by a downtown renaissance fueled by $2 billion in public and private investment. The metropolitan area spans seven counties in Kentucky and Indiana and enjoys the advantages of both urban and rural living. Today, the city boasts a thriving art community, an affordable cost of living, eclectic neighborhoods and a diverse population. The Property’s neighborhood is generally defined by Shelbyville/Route 60 to the north, Interstate 264 to the west, Bardstown Road to the south, and Blankenbaker Parkway to the east. Within the immediate proximity of the site, land use is primarily commercial in nature. The neighborhood is characterized by restaurants, hotels, gas stations, office buildings, retail shopping centers that contain local and nationally recognized chain stores, and some residences. Some specific businesses in the area include UPS, ResCare, Kroger and FedEx Kinko’s. A major change in the neighborhood is the ongoing construction of ShelbyHurst Research and Office Park, a 200-acre professional office and research campus. Additionally, the former Park Inn which is in the subject neighborhood was completely renovated and reflagged as a full service Marriott that opened in June 2012.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Louisville East(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	57.9%	60.0%	60.3%	58.6%	68.1%
ADR	$99.27	$99.02	$81.93	$83.94	$83.37
RevPAR	$57.43	$59.43	$49.38	$49.16	$56.74
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	62.6%	63.2%	67.7%
ADR	NAP	NAP	$89.07	$90.82	$93.38
RevPAR	NAP	NAP	$55.77	$57.43	$63.19
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	96.3%	92.7%	100.6%
ADR	NAP	NAP	92.0%	92.4%	89.3%
RevPAR	NAP	NAP	88.5%	85.6%	89.8%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes Courtyard Louisville, Hilton Garden Inn Louisville East, Hampton Inn & Suites Louisville East, Hyatt Place Louisville East, SpringHill Suites Louisville Hurstbourne North and Drury Inn & Suites Louisville.

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Orlando Airport (5.9% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information.  Courtyard by Marriott - Orlando Airport is a three-story limited service hotel located in Orlando, Florida, two miles from the Orlando International Airport and 11 miles from International Drive and the Orange County Convention Center, and 29 miles from Disney World. The improvements were constructed in 1989 and include 149 guest suites (87 King, 50 Double/Double, and 12 Studio suites). The guestrooms completed a soft goods renovation in September 2012. The scope of the renovation includes guest floor carpet, wall vinyl, and bedding package; the renovation was expected to be completed by September 2012. There are two meeting rooms comprising 1,250 square feet, an outdoor pool, indoor whirlpool, fitness center and a lobby workstation located at the Property.

The Market. The Property is located in Orlando, Florida. In addition to being recognized as one of the nation’s foremost vacation destinations, anchored by Walt Disney World, Orlando is also the major center for commerce in the Central Florida region. The Central Florida Research Park, totaling more than 1,000 acres, is ranked as one of the top ten research parks in the nation and is home to more than 100 companies that collectively employ more than 9,500 people. Moreover, the University of Central Florida is one of the top ten largest universities in the nation, with more than 50,000 students. Orlando’s economic climate is characterized by tourism, healthcare services and research, financial services, and educational institutions. The Property’s neighborhood is generally defined by Lee Vista Boulevard to the north, South Conway Road to the west, Orlando International Airport to the south, and State Road 436 to the east. Within the immediate proximity of the Property, land use is primarily commercial in nature. The neighborhood is characterized by hotels, restaurants, office buildings and retail shopping centers along the primary thoroughfares. In general, the subject neighborhood is comprised of support facilities for and businesses catering to the Orlando International Airport. Some specific businesses and entities in the area include Justice Electronic Training Services Inc, Adacel Systems, Pentaho and FedEx.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Orlando Airport(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	80.6%	76.4%	71.7%	75.7%	81.7%
ADR	$111.78	$104.93	$90.80	$82.78	$87.04
RevPAR	$90.13	$80.13	$65.08	$62.69	$71.08
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	70.3%	80.4%	81.7%
ADR	NAP	NAP	$81.78	$78.39	$84.53
RevPAR	NAP	NAP	$57.53	$63.06	$69.08
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	102.0%	94.2%	100.0%
ADR	NAP	NAP	111.0%	105.6%	103.0%
RevPAR	NAP	NAP	113.1%	99.4%	102.9%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes Fairfield Inn Orlando Airport, Hampton Inn Orlando International Airport, Hilton Garden Inn Orlando Airport, Hyatt Place Orlando Airport Northwest, SpringHill Suites Orlando Airport and Wingate Orlando Airport

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Courtyard by Marriott - Indianapolis Airport (5.6% of the Marcourt Net Lease Hotel Portfolio Loan, based on Allocated Loan Amount)

Property Information.  Courtyard by Marriott - Indianapolis Airport is a four-story limited service hotel located in Indianapolis, Indiana, seven miles from the Indianapolis International Airport and approximately 5 miles from the Indianapolis Motor Speedway, the world’s largest spectator facility and only racetrack to host the Indy Racing League, NASCAR, and Formula One. The improvements were constructed in 1990 and include 151 guest suites (95 King, 30 Queen, 16 Double/Double, and 10 suites.) The guestrooms underwent renovation that was completed in October 2012. The scope of work includes replacement of carpet, wall vinyl, mattress, box springs and bedding package. There are three meeting rooms comprising 1,500 square feet, an outdoor pool, indoor whirlpool, fitness center and a lobby workstation located at the Property.

The Market. The Property is located in Indianapolis, Indiana. The Property’s neighborhood is defined by Minnesota Street to the north, Interstate 74/465 to the west, Interstate 70 to the south, and Lynhurst Drive to the east. Within the immediate proximity of the Property, land use is primarily commercial in nature. The neighborhood is characterized by hotels and motels, commercial offices, restaurants and industrial warehouses. Specific businesses and entities in the area include U.S. Postal Service office, Acorn Distributors, Phoenix International Freight, Napa Auto Parts, Expeditors International, Stericycle, and hotels such as Wyndham, Ramada Inn, La Quinta Inn and Extended Stay America.

Operating Performance.

Historical Occupancy, ADR, and RevPAR
Courtyard by Marriott - Indianapolis Airport(1)	2007 Actual	2008 Actual	2009 Actual	2010 Actual	2011 Actual
Occupancy	71.9%	71.0%	63.4%	63.4%	72.6%
ADR	$120.56	$118.15	$101.40	$95.08	$87.72
RevPAR	$86.69	83.89	$64.26	$60.26	$63.73
Competitive Set(2)	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009(4)	Estimated 2010(4)	Estimated 2011(4)
Occupancy	NAP	NAP	55.4%	61.6%	63.7%
ADR	NAP	NAP	$83.79	$82.92	$84.88
RevPAR	NAP	NAP	$46.41	$51.04	$54.05
Penetration	Estimated 2007(3)	Estimated 2008(3)	Estimated 2009	Estimated 2010	Estimated 2011
Occupancy	NAP	NAP	114.4%	102.9%	114.0%
ADR	NAP	NAP	121.0%	114.7%	103.3%
RevPAR	NAP	NAP	138.5%	118.1%	117.9%
(1)	Source: Occupancy, ADR, RevPAR based on historical operating statements.
(2)
Competitive Set includes Crowne Plaza Indianapolis Airport, Fairfield Inn Indianapolis Airport, Hampton Inn & Suites Indianapolis Airport, Hilton Garden Inn Indianapolis Airport, Hyatt Place Indianapolis Airport, Radisson Indianapolis Airport Hotel and Residence Inn Indianapolis Airport.

(3)	Occupancy, ADR and RevPAR for Estimated 2007 and Estimated 2008 are not available for the competitive set.
(4)	Source: Travel research from the appraisal.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Cash Flow Analysis.

Portfolio Cash Flow Analysis
	12/31/2010	12/31/2011	T-12 7/31/2012	Underlying Hotel Underwriting(1)	Lease U/W(2)	U/W per Room
Occupancy	69.5%	71.9%	72.2%	72.2%	72.2%
ADR	$105.99	$106.56	$107.75	$107.75	$107.75
RevPAR	$73.67	$76.64	$77.79	$77.79	$77.79

Room Revenue	$49,043,404	$51,024,308	$51,788,715	$51,788,715	$51,788,715	$28,315
F&B Revenue	4,531,836	5,306,334	5,408,580	5,408,580	5,408,580	2,957
Other Revenue	1,058,386	1,129,211	1,112,810	1,112,810	1,112,810	608
Total Dept. Revenues	$54,633,626	$57,459,853	$58,310,105	$58,310,105	$58,310,105	$31,881
Total Dept. Expenses	16,928,714	17,373,517	17,521,321	17,521,321	17,521,321	9,580
Total Dept. Profit	$37,704,911	$40,086,336	$40,788,785	$40,788,785	$40,788,785	$22,301
Total Undistributed Expenses	14,547,902	15,260,917	15,503,809	15,503,809	15,503,809	8,477
Total Fixed Expenses	4,360,763	4,632,817	4,163,903	7,079,408	4,163,903	2,277
Net Operating Income	$18,796,247	$20,192,603	$21,121,073	$18,205,568	$21,121,073	$11,548
FF&E	0	0	0	2,332,404	0	0
Net Cash Flow	$18,796,247	$20,192,603	$21,121,073	$15,873,163	$21,121,073	$11,548
Marriott Net Lease (3) Base Rent	$17,752,126	$17,752,126	$17,752,126	0	16,100,000	$8,803
Percentage Rent	9,727	16,672	20,137	0	20,137	11
Rent Payment	$17,761,853	$17,768,798	$17,772,263	0	$16,120,137	$8,814
(1)
The Underlying Hotel Underwritten cash flows are based on the T-12 7/31/2012 cash flows with marketing expense, franchise agreement, management agreement, and FF&E each underwritten to 7.5%, 2%, 3% and 4% of Total Departmental Revenue, respectively, assuming the Marriott Net Lease is no longer in place.

(2)
Lease U/W is based on the T-12 7/31/2012 cash flows, assuming the Marriott Net Lease is in place. Marriott is responsible for capital improvements and all expenses under the Marriott Net Lease, and as such, a franchise fee, management fee, and FF&E reserve were not underwritten.

(3)	Quarterly lease payments under the Marriott Net Lease provide the sole source of cash flow for the payment of debt service.

Property Management.  The Marcourt Net Lease Hotel Portfolio Properties are self-managed by the Borrower. However, pursuant to the Marriott Net Lease, Marriott operates each Property. After the payment date in November, 2020, only the Borrower, not the Net Lease Tenant, will have the right to convert the ownership of the hotels from a “net” lease to a hotel management agreement upon the satisfaction of conditions set forth in the loan documents, including (i) a 20% debt yield, (ii) the receipt of a rating agency confirmation and (iii) a condition that the Properties are subject to a management agreement in form and substance acceptable to lender that either contains (a) a termination date not earlier than January 1, 2033, or (b) a termination date not earlier than January 1, 2027 and a right of the Borrower to, after such termination, enter into a franchise agreement with Marriott (or an affiliate thereof acceptable to lender) with a termination date not earlier than January 1, 2033.

Lockbox / Cash Management.  The Marcourt Net Lease Hotel Portfolio Loan is structured with a hard lockbox and in place cash management.  Rental payments due under the Marriott Net Lease are deposited into a lender controlled account and applied to monthly debt service and, as required, reserves.  All excess cash from the Marcourt Net Lease Hotel Portfolio Properties will be swept into a lender controlled account upon the occurrence of one or more of the following events: (i) an event of default by the Borrower, (ii) the debt service coverage ratio falls below 1.20x, (iii) the occurrence of an event of default under the Marriott Net Lease and (iv) any expiration, termination or cancellation of the Marriott Net Lease (each, a “Trigger Event”).

Initial Reserves.  At closing, the Borrower deposited $607,600 into an interest reserve.

Ongoing Reserves. The Borrower is required to deposit on a monthly basis to (i) the tax reserve account, 1/12 of the real estate taxes payable during the next twelve months, and (ii) the insurance reserve account, 1/12 of the cost of the annual premium to renew the required insurance policies; provided, however, the Borrower is not required to make such deposits as long as the Net Lease Tenant is not in default under the Marriott Net Lease (a) with respect to an obligation to pay money or (b) with respect to maintenance of insurance at the Marcourt Net Lease Hotel Portfolio Properties.

Upon (i) Marriott’s short term unsecured debt obligations or commercial paper or long term unsecured debt obligations fall below “BBB-” (or its equivalent) by S&P or “Baa3” (or its equivalent) by Moody’s and (ii) an event of default under the Marriott Net Lease with respect to maintaining the Properties in accordance with legal standards and with Courtyard by Marriott System Standards (each, a “Marriott Trigger”), Borrower is required to deposit into a property improvement reserve fund on the payment dates occurring in February, May, August and November an amount equal to 4% of the annual gross sales generated during the immediately preceding calendar quarter

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

less the amount actually paid by the Net Lease Tenant for the costs of FF&E, capital repairs and maintenance performed in the immediate preceding calendar quarter.

In addition, upon the occurrence of a Marriott Trigger, the Borrower is required to, for the following eight full calendar quarters, deposit retroactive FF&E funds with the lender on the payment dates occurring in February, May, August and November an amount equal to 1/8 (or in the event that there are fewer than eight full calendar quarters remaining prior to the maturity date of the Marcourt Net Lease Hotel Portfolio Loan, such other fraction, the numerator of which shall be one and the denominator of which shall equal the number of full calendar quarters remaining prior to the maturity date of the Marcourt Net Lease Hotel Portfolio Loan) multiplied by the positive difference between (y) 4% of annual gross sales generated in the event that such determination is (i) being made prior to January 1, 2015, a period commencing on January l, 2010 through and including the date of determination, and (ii) in the event that such determination is being made on or after January 1, 2015, the immediately preceding five calendar years (“Property Improvement Shortfall Reserve Determination Period”) and (z) the amount actually paid by the Net Lease Tenant for the costs of FF&E, capital repairs and maintenance performed at the Marcourt Net Lease Hotel Portfolio Properties during the Property Improvement Shortfall Reserve Determination Period.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None permitted.

Partial Release.  The Marcourt Net Lease Hotel Portfolio Loan documents permit the Borrower to obtain a release of a Property from the lien of the related mortgage after the lockout period, subject to, among other things, (i) no event of default has occurred and is continuing under the loan documents; (ii) delivery of defeasance collateral in an amount greater than 120% of the allocated loan amount; (iii) the debt service coverage ratio for the remaining Marcourt Net Lease Hotel Portfolio Properties be greater of (a) the debt service coverage ratio prior to release and (b) the debt service coverage ratio existing at loan closing; (iv)  the debt service cash flow ratio based on the net cash flow of the Net Lease Tenant (the “Hotel Operation Debt Service Coverage Ratio”) for remaining Marcourt Net Lease Hotel Portfolio Properties be the greater of (a) the Hotel Operation Debt Service Coverage Ratio prior to release and (b) the Hotel Operation Debt Service Coverage Ratio existing at loan closing; (v) the debt yield based the net operating income of the Net Lease Tenant (the “Hotel Operation Debt Yield”) for remaining Marcourt Net Lease Hotel Portfolio Properties be greater of (a) the Hotel Operation Debt Yield prior to release and (b) the Hotel Operation Debt Yield existing at loan closing; and (vi) the Debt Yield for remaining Marcourt Net Lease Hotel Portfolio Properties be greater of (a) 17.5%, (b) the Debt Yield  prior to release and (c) the Debt Yield existing at loan closing. A portion of the Courtyard by Marriott - San Diego Sorrento Mesa Property (the “Outparcel”) may be freely released.

Substitution Provision.  Following the date which is 12 months from the closing date, lender shall not unreasonably withhold its consent to Borrower’s request to obtain a release of the lien of any security instrument and other loan documents for one or more Marcourt Net Lease Hotel Portfolio Properties in connection with a substitution subject to, amongst other things, (i) no event of default has occurred and is continuing under the loan documents; (ii) no substitution shall occur during the period 60 days prior to and 60 days after a substitution; (iii) Borrower is required to deliver an amendment to the Marriott Net Lease in form and substance acceptable to lender; (iv) receipt of a rating agency confirmation; (v) no more than three (3) individual properties may be substituted during the term of the Marcourt Net Lease Hotel Portfolio Loan; (vi) after giving effect to the substitution, the debt service coverage ratio shall be no less than the debt service coverage ratio immediately prior to the substitution (vii) the acquired property be at least equal in value to the exchanged property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Marcourt Net Lease Hotel Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$140,000,000 57.6% 1.78x 11.5%

Marcourt Portfolio
1 Courtyard by Marriott - San Diego Sorrento Mesa San Diego, CA
2 Courtyard by Marriott - Irvine John Wayne Airport Irvine, CA
3 Courtyard by Marriott - Spokane Spokane, WA
4 Courtyard by Marriott - Chicago O'Hare Des Plaines, IL
5 Courtyard by Marriott - Baltimore BWI Airport Linthicum, MD
6 Courtyard by Marriott - Sacramento Airport Natomas Sacramento, CA
7 Courtyard by Marriott - Newark Liberty International Airport Newark, NJ
8 Courtyard by Marriott - Orlando International Drive Orlando, FL
9 Courtyard by Marriott - Albuquerque Airport Albuquerque, NM
10 Courtyard by Marriott - Louisville East Louisville, KY
11 Courtyard by Marriott - Orlando Airport Orlando, FL
12 Courtyard by Marriott - Indianapolis Airport Indianapolis, IN
CANADA
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Pacific Ocean
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Seattle
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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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601 & 701 Jefferson Street Houston, TX 77002	Collateral Asset Summary KBR Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,200,000 70.1% 2.66x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

601 & 701 Jefferson Street Houston, TX 77002	Collateral Asset Summary KBR Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,200,000 70.1% 2.66x 11.2%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Office – CBD
Sponsor:	Corporate Property Associates 17–		Collateral:	Fee Simple / Leasehold
	Global Incorporated		Location:	Houston, TX
Borrower:	601 Jefferson Tower (TX) LLC		Year Built / Renovated:	1973 / 1989, 2008, 2009
Original Balance:	$128,200,000		Total Sq. Ft.:	1,064,080
Cut-off Date Balance:	$128,200,000		Property Management:	601 Jefferson Manager (DE) LLC,
% by Initial UPB:	8.8%			as manager and Brookfield
Interest Rate:	3.8450%			Properties Management LLC, as sub-manager
Payment Date:	6th of each month		Underwritten NOI:	$14,300,575
First Payment Date:	January 6, 2013		Underwritten NCF:	$13,313,940
Maturity Date:	December 6, 2022		Appraised Value:	$183,000,000
Amortization:	None		Appraisal Date:	October 30, 2012
Additional Debt:	None
Call Protection:	L(24), D(89), O(7)		Historical NOI
Lockbox / Cash Management:	Hard / In Place		Most Recent NOI:	$11,353,519 (December 31, 2011)
			2nd Most Recent NOI:	$8,142,660 (December 31, 2010)
Reserves(1)			3rd Most Recent NOI:	$7,544,764 (December 31, 2009)
	Initial	Monthly
Taxes:	$0	Springing	Historical Occupancy(3)
Insurance:	$0	Springing	Most Recent Occupancy:	99.8% (May 31, 2012)
Replacement:	$0	Springing	2nd Most Recent Occupancy:	100.0% (December 31, 2011)
Cafeteria CapEx:	$2,988,971	$0	3rd Most Recent Occupancy:	99.9% (December 31, 2010)
TI/LC:	$0	Springing	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
Ground Rent(2):	$0	$833	(2)	The monthly ground rent is subject to an annual 2% increase.
Rent Reserve: Utility Reserve:	$258,402 $0	$0 Springing	(3)
Historical Occupancy is based on historical rent roll and occupancy percentages provided by the Borrower.  KBR (as defined below) amended and extended its lease in 2010 to terminate on June 30, 2030 and expanded into an additional 199,289 square feet of the KBR Tower Property.

Financial Information
Cut-off Date Balance / Sq. Ft.:		$120
Balloon Balance / Sq. Ft.:		$120
Cut-off Date LTV:		70.1%
Balloon LTV:		70.1%
Underwritten NOI DSCR:		2.86x
Underwritten NCF DSCR:		2.66x
Underwritten NOI Debt Yield:		11.2%
Underwritten NCF Debt Yield:		10.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

601 & 701 Jefferson Street Houston, TX 77002	Collateral Asset Summary KBR Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,200,000 70.1% 2.66x 11.2%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(2)	U/W Base Rent Per Sq. Ft.(3)	% of Total Annual U/W Base Rent(3)(4)	Lease Expiration
Kellogg, Brown & Root, LLC(5)	NR/NR/NR	913,713	85.9%	$12.27	84.4%	6/30/2030
Quintana Minerals	NR/NR/NR	28,312	2.7	$10.64	2.3	2/29/2016
Legacy Holding	NR/NR/NR	28,198	2.6	$18.62	4.0	3/31/2017
Frost National Bank	A/Aa3/A+	18,800	1.8	$7.52	1.1	10/31/2021
Brookfield Properties(6)	BBB/Baa2/A-	18,628	1.8	$14.70	2.1	12/31/2019, 5/31/2019
Subtotal / Wtd. Avg.		1,007,651	94.7%	$12.36	93.7%

Other	Various	54,569	5.1%	$15.29	6.3%	Various
Vacant	NAP	1,860	0.2	NAP	NAP	NAP
Total / Wtd. Avg.(7)		1,064,080	100.0%	$12.51	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total sq. ft. of 1,064,080 per the May 31, 2012 rent roll.
(3)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent include contractual rent steps through October 31, 2013.
(4)	% of Total Annual U/W Base Rent is based on total occupied underwritten base rent and excludes any gross up of vacant space.
(5)
Kellogg, Brown & Root, LLC has the option to renew the KBR Lease (as defined below) (with respect to all or at least 25% of the premises leased by KBR) for three consecutive periods of not less than 5 years and not greater than 10 years.

(6)	Brookfield Properties leases 13,053 sq. ft. under a lease that expires December 31, 2019 and 5,575 sq. ft. under a lease that expires May 31, 2019.
(7)	Wtd. Avg. U/W Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft. and excludes any gross up of vacant space.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1)(2)	% U/W Base Rent Rolling(1)(2)	Cumulative % of U/W Base Rent(1)(2)
MTM	6	3,630	0.3%	3,630	0.3%	$8.14	0.2%	0.2%
2012	0	0	0.0	3,630	0.3%	$0.00	0.0	0.2%
2013	1	1,449	0.1	5,079	0.5%	$18.00	0.2	0.4%
2014	2	2,291	0.2	7,370	0.7%	$16.72	0.3	0.7%
2015	3	13,744	1.3	21,114	2.0%	$11.37	1.2	1.9%
2016	5	39,776	3.7	60,890	5.7%	$11.12	3.3	5.2%
2017	2	28,198	2.6	89,088	8.4%	$18.62	4.0	9.2%
2018	0	0	0.0	89,088	8.4%	$0.00	0.0	9.2%
2019	2	18,628	1.8	107,716	10.1%	$14.70	2.1	11.2%
2020	0	0	0.0	107,716	10.1%	$0.00	0.0	11.2%
2021	2	18,800	1.8	126,516	11.9%	$7.52	1.1	12.3%
2022	0	0	0.0	126,516	11.9%	$0.00	0.0	12.3%
Thereafter	43	935,704	87.9	1,062,220	99.8%	$12.46	87.7	100.0%
Vacant	NAP	1,860	0.2	1,064,080	100.0%	NAP	NAP
Total / Wtd. Avg.	66	1,064,080	100.0%			$12.51	100.0%
(1)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through October 31, 2013 but do not   include straight line rent for KBR, which amount is included in the underwritten net cash flow.

(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and    underwritten occupied sq. ft., and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

601 & 701 Jefferson Street Houston, TX 77002	Collateral Asset Summary KBR Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,200,000 70.1% 2.66x 11.2%

The Loan. The KBR Tower loan (the “KBR Tower Loan”) is a $128.2 million, fixed rate loan secured by the borrower’s fee simple and leasehold interest in a 1,064,080 sq. ft. Class B Central Business District (“CBD”) office building and parking garage located at 601 and 701 Jefferson Street in Houston, Texas (the “KBR Tower Property”). The KBR Tower Loan has a 10-year term. The KBR Tower Loan is interest-only (requiring monthly interest payments) and accrues interest at a fixed rate equal to 3.8450%.

The KBR Tower Loan proceeds, together with an equity contribution from the borrower of $51.3 million, was used to acquire the KBR Tower Property for a purchase price of $174,574,000 (inclusive of a $3.0 million upfront reserve for cafeteria/food court capital improvements), fund upfront rent reserves of approximately $258,402, and pay closing costs of approximately $1.7 million. Based on the appraised value of $183.0 million as of October 30, 2012, the cut-off date LTV is 70.1%.

The Borrower / Sponsor.    The borrower, 601 Jefferson Tower (TX) LLC (the “Borrower”), is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the Borrower and the non-recourse carveout guarantor is Corporate Property Associates 17 – Global Incorporated (“CPA 17” or the “Sponsor”).  CPA 17 is a public, non-listed REIT managed by W. P. Carey & Co. LLC (“WPC”).  CPA 17 reported $3.5 billion in assets, $2.0 billion of net worth, and $432.5 million cash and cash equivalents in its latest 10-Q, as of June 30, 2012.  CPA 17 invests primarily in commercial real estate with a portfolio comprised of interests in 305 fully-occupied properties, substantially all of which are net leased to 47 tenants, totaling 28 million sq. ft.  WPC, which manages CPA 17, is a publicly traded (NYSE: WPC) investment management company with total assets under management of over $12.7 billion.

WPC is one of the largest investment management companies focused on single tenant, net leased corporate real estate. Founded in 1973, WPC is known for providing long-term sale-leaseback and build-to-suit financing for companies worldwide. WPC’s 120 million sq. ft. of real estate holdings are highly diversified, comprising contractual agreements with more than 284 tenants spanning 28 industries and 18 countries. WPC’s wholly-owned subsidiary, Carey Asset Management Corp., currently serves as the advisor to four non-traded real estate investment trusts, CPA®: 15, CPA®: 16 – Global, CPA 17, and Carey Watermark Investors. Since their inception in 1979, the CPA® investment programs have raised and successfully placed approximately $5.9 billion in equity investments. WPC completed its conversion to a REIT in September 2012. This move allows WPC to increase the depth of its balance sheet, and increase its access to capital. Following the REIT conversion, WPC merged with CPA®: 15 and has a total market capitalization of approximately $5 billion, and a portfolio of more than 39 million sq. ft. of commercial real estate leased to more than 130 companies globally. WPC reports an equity market capitalization of over $2.0 billion as of October 23, 2012.

The Property.    The KBR Tower Property consists of a 40-story, 1,064,080 sq. ft. office tower constructed in 1973 and a 10-story, 1,537 space parking garage on a 2.9-acre site in Houston, Texas. The KBR Tower Property is situated on two full city blocks, one of which is the tower site located at 601 Jefferson Street, and the other is the garage site located at 701 Jefferson Street. Approximately $8.1 million in capital expenditures were made between 2007 and 2011 aimed at improving and preserving the quality and integrity of the KBR Tower Property. The KBR Tower Property features high-end finishes commensurate with Class A CBD office buildings. A small (10,762.9 sq. ft.) portion of the KBR Tower Property on which a portion of the office building is located is encumbered by a ground lease expiring on April 9, 2107.  The KBR Tower Property was 99.8% leased as of May 31, 2012.

The KBR Tower Property is considered one of the premier buildings in the Houston CBD and is part of the Cullen Center Complex, a Houston landmark which includes four Class A office buildings, parking garages, a Crowne Plaza Hotel, and public spaces. The KBR Tower Property parking garage contains 1,537 parking spaces and is connected to the KBR Tower Property via a skywalk that crosses Louisiana Street. Louisiana Street traverses east-west bisecting the KBR Tower Property tower on the north and the parking garage on the south. The KBR Tower Property is in the south central portion of Houston’s CBD in the downtown area that lies within the elevated freeway system. The KBR Tower Property has easy access to Interstate Highway 45 which is 0.2 miles west of the KBR Tower Property. The Main Street Corridor, the historic core of Houston that was revitalized in the early 2000’s, is located 2.1 miles southwest of the KBR Tower Property. The Main Street revitalization involved the routing of Houston’s first above ground light rail transportation system, which connects the Houston MSA’s two largest employment centers, the CBD and the Texas Medical Center. This rail line runs from the University of Houston Downtown campus, southward along the center of Main Street, and past the Reliant Stadium south of the Medical Center. The new pedestrian area along Main Street is characterized by pedestrian friendly walkways and waterscapes which contribute to the revitalization of the CBD area. Houston Hobby Airport is approximately 10 miles southeast of the KBR Tower Property.  George Bush Intercontinental Airport is approximately 21 miles north of the KBR Tower Property.

Major Tenant.  The KBR Tower Property was 99.8% leased by 19 tenants with 85.9% of the building occupied by Kellogg, Brown & Root, LLC. as of the rent roll dated May 31, 2012.

Kellogg, Brown & Root, LLC (“KBR”) (913,713 sq. ft., 85.9% of NRA, 84.4% of underwritten occupied base rent): KBR’s global headquarters is located at the KBR Tower Property, where KBR has been a tenant since the building’s completion in 1973. KBR is a global engineering, construction, and services company supporting the energy, hydrocarbon, government service, minerals, civil infrastructure, power, industrial and commercial markets.  In 1901, Morris W. Kellogg started a pipe fabrication business in New York,

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

601 & 701 Jefferson Street Houston, TX 77002	Collateral Asset Summary KBR Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,200,000 70.1% 2.66x 11.2%

that has become a world-class engineering firm known as M.W. Kellogg.  Kellogg revolutionized fertilizer production in the 1960s through the creation of a new ammonia process, making it possible for a rapid growth in global food production.

KBR employs approximately 27,000 people in over 70 countries on five continents. In 2008 and 2010, KBR acquired two Alabama-based companies, BE&K and Energo Engineering. The acquisition of BE&K in 2008 gave KBR inroads into the power, chemicals, pharmaceuticals and health care industries, while the addition of Energo Engineering in April 2010 helped to expand and improve upon KBR’s structural engineering capabilities, integrity management and offshore and onshore facilities. KBR is a publicly-traded company (NYSE: KBR) with an equity market capitalization of $4.39 billion as of October 23, 2012. According to KBR’s latest 10-Q (data as of September 30, 2012), KBR had $5.7 billion in assets and $3.1 billion in liabilities, for shareholder equity of $2.6 billion.  Notably, KBR has no long- or short-term debt other than accounts payable, taxes, and compensation-related liabilities incurred in the normal course of business.  KBR reported revenue of $9.3 billion in 2011.  KBR’s largest customers are the U.S. government (24% of FY 2011 revenue), and Chevron Corporation (22% of FY 2011 revenue), with no other customer comprising greater than 10% of revenue.

KBR leases 913,713 sq. ft. over a 20-year lease term expiring in June 30, 2030 under a NNN lease, with an option to renew (with respect to all or at least 25% of the premises leased by KBR) for three consecutive periods of not less than 5 years and not greater than 10 years (the “KBR Lease”).  KBR’s rent of $10.00 per sq. ft. increases to $12.50 per sq. ft. on July 1, 2013.  The rent increases to $14.50 per sq. ft. on July 1, 2018 and again on July 1, 2023 to $16.50 per sq. ft.

The Market.    The KBR Tower Property is located in the Cullen Center Complex in Houston, Harris County, Texas.  Ranked as the fifth largest MSA based on its current population of approximately 6.1 million, Houston has outpaced national averages in population growth over the past 30 years. The Houston MSA is a leader in the nation in job creation with a healthy and diverse economic base, in addition to increased private-sector job creation. As of May 2012, the Texas Workforce Commission reported an unemployment rate of 6.9% which is down from 8.1% in May 2011. Houston’s unemployment rate is in-line with the State of Texas unemployment rate of 6.9%, but below the current U.S. rate of 8.1%. The Houston area experienced a net increase of 88,000 jobs between May 2011 and May 2012, an increase of nearly 3.4%. This ranks Houston number two in the nation for job growth in metropolitan markets with a workforce of at least 1 million people. As of June 2012, Houston had 2.6 million payroll jobs, representing the highest employment figure in Houston’s history.

The KBR Tower Property is located in the Houston office market which contains 5,747 office buildings accounting for approximately 268.9 million sq. ft.  As of 3Q 2012, the overall office vacancy rate was 11.9% which represents a decrease over 2Q 2012 vacancy rate of 12.2%. The average rental rate for the Houston CBD office market in 3Q 2012 was $23.96 per sq. ft., which represented a 0.7% increase from the end of the previous quarter’s average rental rate of $23.79 per sq. ft.  Net absorption has been consecutively positive over the last three quarters.  From Q1 2012 through Q3 2012, Houston experienced a positive net absorption totaling 4,136,417 sq. ft.  An industry research report concluded that a total of six buildings were delivered at the end of 3Q 2012 totaling 645,789 sq. ft. with 3,901,470 sq. ft. still under construction at the end of the quarter.  The CBD office submarket consists of 172 buildings totaling 50.1 million sq. ft. of office space.

The table below shows statistics as of the 3Q 2012 for Class A and B office space in the market and submarket.

Category	Houston	Houston CBD Submarket
Existing Supply (Sq. Ft.)	268,953,083	50,057,541
Average Vacant	11.9%	10.8%
Average Rent Per Sq. Ft.	$23.96	$32.41
Source: Industry research report

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

601 & 701 Jefferson Street Houston, TX 77002	Collateral Asset Summary KBR Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,200,000 70.1% 2.66x 11.2%

The table below shows the vacancy and asking rents at the KBR Tower Property in comparison to direct competitors in the Houston CBD Submarket.

Summary of Comparable Office Properties(1)
Building	Year Built	Size	% Leased	Asking Rent (Net) Per Sq. Ft.	Class
KBR Tower Property	1973	1,064,080	99.8%	$16.50	B
500 Jefferson	1962	390,479	98.0%	$15.00	B
Continental Center II	1971	449,087	97.0%	$16.00	B
Wedge International Tower	1983	520,475	68.0%	$17.50	B
1201 Louisiana	1971	843,533	87.0%	$21.00	A-/B
919 Milam	1986	542,919	95.0%	$19.00	A-/B
Total / Wtd. Avg.(2)		2,161,736	90.0%	$15.67
(1)	Source: Appraisal.
(2)	Total / Wtd. Avg. excludes the KBR Tower Property.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	U/W	U/W Per Sq. Ft.
Base Rent(1)	$8,155,480	$8,398,558	$10,004,415	$11,049,420	$10.38
Value of Vacant Space(2)	0	0	0	22,327	0.02
Rent Steps(3)	0	0	0	2,240,701	2.11
Straight Line Rent(4)	0	0	0	781,080	0.73
Gross Potential Rent	$8,155,480	$8,398,558	$10,004,415	$14,093,527	$13.24
Total Recoveries	7,601,577	6,566,953	8,601,933	9,321,749	8.76
Total Other Income(5)	2,669,817	2,649,979	2,700,165	2,636,093	2.48
Less: Vacancy(6)	(15,141)	8,205	4,226	(677,955)	(2.9%)
Effective Gross Income	$18,411,733	$17,623,695	$21,310,739	$25,373,414	$23.85
Total Operating Expenses	10,866,969	9,481,035	9,957,220	11,072,840	10.41
Net Operating Income	$7,544,764	$8,142,660	$11,353,519	$14,300,575	$13.44
TI/LC	0	0	0	773,819	0.73
Capital Expenditures	0	0	0	212,816	0.20
Net Cash Flow	$7,544,764	$8,142,660	$11,353,519	$13,313,940	$12.51
(1)	U/W Base Rent is based on the rent roll dated May 31, 2012.
(2)	U/W Value of Vacant Space is based on the vacant sq. ft. as of the rent roll dated May 31, 2012 grossed up to the average rent for each respective space type.
(3)	U/W Rent Steps includes contractual rent increases through October 31, 2013.
(4)	U/W Straight Line Rent represents the present value of Rent Steps for KBR.
(5)	Total Other Income includes parking income and non-rental income.
(6)	Less: Vacancy includes an underwritten adjustment of 2.8% and an in-place vacancy factor of 0.1%.

Property Management.     The KBR Tower Property will be managed by 601 Jefferson Manager (DE) LLC, an affiliate of Borrower, and sub-managed by Brookfield Properties Management LLC.

Lockbox / Cash Management.    The KBR Tower Loan is structured with a hard lockbox and in-place cash management. All excess cash will be swept into a lender controlled account upon the occurrence of an event of default by Borrower.

Initial Reserves.    At closing, the Borrower deposited (i) $2,988,971 into the Cafeteria CapEx Reserve, from which disbursements will be made in connection with the construction of certain food court capital improvements, with the remaining balance released to Borrower after completion of such capital improvements, provided no default or event of default has occurred and is continuing and (ii) $258,402 into the Rent Reserve for contracted rents and reimbursements.

Ongoing Reserves.    On a monthly basis, the Borrower is required to deposit funds sufficient to pay the annual ground rent due under the ground lease. Upon the occurrence of a Springing Reserve Event (defined below), the Borrower will be required to deposit reserves of approximately (i) 1/12th of the taxes that lender estimates will be payable during the next ensuing 12 months into a tax reserve account, (ii) 1/12th of the insurance premiums that lender estimates will be payable into an insurance reserve account, (iii) $17,743 into a capital expenditure/replacement reserve account, (iv) $88,714 into a TI/LC reserve account, and (v) an amount based on the annual budget into a utility rent reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

601 & 701 Jefferson Street Houston, TX 77002	Collateral Asset Summary KBR Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,200,000 70.1% 2.66x 11.2%

“Springing Reserve Event” means the occurrence of any of the following events: (i) an event of default under the ground lease, (ii) any monetary or material non-monetary event of default under the KBR Tower Loan documents, (iii) a monetary or material non-monetary default under any Major Lease (as defined below), (iv) the termination or surrender of any Major Lease, (v) a voluntary or involuntary bankruptcy of a tenant under a Major Lease or any guarantor of such tenant, or (vi) after the occurrence of a Springing Reserve Event caused solely by the occurrence of clause (iv) above and a subsequent cure, if at any time thereafter the debt service coverage ratio is less than 1.40x.

“Major Lease” means the KBR Lease and, upon the surrender, expiration or early termination thereof, any replacement lease covering at least 50% of the KBR Tower Property.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

Ground Lease.  A portion of the KBR Tower Property (10,762.9 square feet) on which a portion of the office building is located is leased by the Borrower under a ground lease that expires April 9, 2107.  The annual ground rent of $10,000, payable monthly, is subject to 2.0% annual increases beginning on January 1, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

601 & 701 Jefferson Street Houston, TX 77002	Collateral Asset Summary KBR Tower	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$128,200,000 70.1% 2.66x 11.2%

KBR Tower
601 & 701 Jefferson Street
Houston, TX 77002
Houston
Bush Intcl. Airport 19 miles
William P. Hobby Airport 9 miles
Houston Heights
Northside Village
Fourth Ward
Second Ward
Downtown
Old Chinatown
Montrose
Midtown
East End
Greater Third Ward
Moody Park
Woodland Park
Stude Park
White Oak Park
Jim Hogg Park
Glenwood Cemetery
Sabine Park
Sam Houston Park
Discovery Green
Rusk Park
J. Will Jones Park
Emancipation Park
Buffalo Bayou
University of Houston-Downtown
Minute Maid Park
George R. Brown Convention Ctr.
Toyota Center
St. Joseph Medical Center
Houston Comm. College-Central Campus
Riverside General Hospital
Hobby Center for the Performing Arts
Verizon Wireless Theater
City Hall
Heritage Plaza
Wells Fargo Plaza
One Shell Plaza
Pennzoil Place
Devon Energy Tower
1400 Smith
1500 Louisiana
Continental Center I
Bank of Am. Center
JPMorgan Chase Tower
Shops at Houston Ctr.
Katy Freeway
North Freeway
Gulf Frwy
Eastex Freeway
Gulf Freeway
Southwest Freeway
Metrorail Red Line
UH-DOWNTOWN
PRESTON
MAIN ST SQUARE
BELL
DOWNTOWN TRANSIT CTR.
MCGOWEN
ENSEMBLE/HCC
WHEELER
45
10
90
59
288

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2031 South Mooney Boulevard Visalia, CA 93277	Collateral Asset Summary Visalia Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,000,000 64.3% 2.84x 11.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2031 South Mooney Boulevard Visalia, CA 93277	Collateral Asset Summary Visalia Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,000,000 64.3% 2.84x 11.2%

Mortgage Loan Information			Property Information
Loan Seller(1):	UBSRES / Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor:	GGP Limited Partnership		Collateral:	Fee Simple
Borrower:	Visalia Mall, L.P.		Location:	Visalia, CA
Original Balance:	$74,000,000		Year Built / Renovated:	1964 / 1995
Cut-off Date Balance:	$74,000,000		Total Sq. Ft.:	437,954
% by Initial UPB:	5.1%		Property Management:	Self-managed
Interest Rate:	3.7090%		Underwritten NOI:	$8,321,652
Payment Date:	1st of each month		Underwritten NCF:	$7,916,169
First Payment Date:	January 1, 2013		Appraised Value:	$115,000,000
Maturity Date:	June 1, 2020		Appraisal Date:	September 25, 2012
Amortization:	None
Additional Debt(2):	None		Historical NOI
Call Protection:	L(24), D(62), O(4)		Most Recent NOI:	$7,520,324 (T-12 August 31, 2012)
Lockbox / Cash Management:	Hard / Springing		2nd Most Recent NOI:	$7,370,664 (December 31, 2011)
			3rd Most Recent NOI:	$7,585,861 (December 31, 2010)
Reserves(3)
	Initial	Monthly	Historical Occupancy(4)
Taxes:	$0	Springing	Most Recent Occupancy:	94.7% (September 30, 2012)
Insurance:	$0	Springing	2nd Most Recent Occupancy:	93.9% (December 31, 2011)
Replacement:	$0	Springing	3rd Most Recent Occupancy:	95.8% (December 31, 2010)
TI/LC:	$0	Springing	(1)	The Visalia Mall Loan was co-originated by UBSRES (50%) and Barclays Bank PLC (50%).
			(2)	Future mezzanine debt is permitted. See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
Financial Information
Cut-off Date Balance / Sq. Ft.:		$169	(3)	See “Initial Reserves” and “Ongoing Reserves” herein.
Balloon Balance / Sq. Ft.:		$169	(4)	Historical Occupancy shown in the table above is based on historical operating statements and occupancy percentages provided by the Borrower.
Cut-off Date LTV:		64.3%
Balloon LTV:		64.3%
Underwritten NOI DSCR:		2.99x
Underwritten NCF DSCR:		2.84x
Underwritten NOI Debt Yield:		11.2%
Underwritten NCF Debt Yield:		10.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2031 South Mooney Boulevard Visalia, CA 93277	Collateral Asset Summary Visalia Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,000,000 64.3% 2.84x 11.2%

Anchor and Major Tenant Summary
	Ratings (Fitch/Moodys/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of Owned U/W Base Rent(3)(4)	Lease Expiration	T-12 8/31/2012 Total Sales (000s)	Sales Per Sq. Ft.(5)	Occupancy Cost (% of Sales)(5)(6)
Anchor Tenants
Macy’s(7)	BBB/Baa3/BBB	150,000	34.3%	$4.83	10.6%	10/31/2024	$23,031	$154	4.4%
JCPenney(8)	B/Ba3/B-	107,000	24.4	$1.43	2.2	2/28/2018	$26,000	$243	1.1%
Subtotal / Wtd. Avg.		257,000	58.7%	$3.42	12.8%		$49,031	$191	2.6%

Major In-Line Tenants
Old Navy(9)	BBB-/Baa3/BB+	14,714	3.4%	$15.00	3.2%	1/31/2014	$4,264	$290	8.7%
Forever 21(10)	NR/NR/NR	12,554	2.9	$36.93	6.8	5/31/2022	NAV	NAV	NAV
Subtotal / Wtd. Avg.		27,268	6.2%	$25.10	10.0%		NAV	NAV	NAV

Other(11)(12)	Various	130,385	29.8%	$40.47	77.2%	Various	$52,984	$467	13.1%
Vacant	NAP	23,301	5.3	NAP	NAP	NAP		NAP	NAP
Total / Wtd. Avg.(13)		437,954	100.0%	$16.49	100.0%			NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total mall sq. ft. of 437,954.
(3)
U/W Annual Base Rent Per Sq. Ft. and % of Owned U/W Base Rent include contractual rent steps through October 31, 2013 as well as percentage in lieu rent that was calculated based on T-12 8/31/2012 Total Sales.

(4)	% of Owned U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(5)	Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on T-12 8/31/2012 Total Sales.
(6)
Occupancy Cost (% of Sales) is calculated as the sum of (i) underwritten base rent, inclusive of contractual rent steps through October 31, 2013 as well as percentage in lieu of rent that was calculated based on T-12 8/31/2012 Total Sales and (ii) the tenant-by-tenant expense recoveries per the rent roll dated September 30, 2012, divided by the T-12 8/31/2012 Total Sales.

(7)	Macy’s has six, five-year extension options.
(8)	JCPenney’s has three, five-year extension options.
(9)	Old Navy has one, five-year extension option with co-tenancy and termination options related to two anchors going dark and occupancy less than 70%.
(10)
If sales for the 37th (June 30, 2015) and 48th (May 31, 2016) full calendar months of the term do not exceed $2.5 million, Forever 21 may pay percentage rent in lieu of minimum rent at 14% of net sales.

(11)	Other tenant Sales Per Sq. Ft. and Occupancy Cost (% of Sales) include only tenants less than 10,000 sq. ft. that reported both T-12 8/31/2012 Total Sales and YE 2011 sales.
(12)	Certain other tenants have co-tenancy clauses with the option to terminate their lease or pay a reduced rental rate based on a percentage of sales.
(13)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 414,653.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.(1)	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	2	2,346	0.5	2,346	0.5%	$48.01	1.7	1.7%
2013	6	13,303	3.0	15,649	3.6%	$28.76	5.7	7.4%
2014	10	33,228	7.6	48,877	11.2%	$24.37	12.1	19.5%
2015	6	8,154	1.9	57,031	13.0%	$42.10	5.1	24.7%
2016	7	20,915	4.8	77,946	17.8%	$31.79	10.0	34.6%
2017	6	14,832	3.4	92,778	21.2%	$41.03	9.1	43.7%
2018	4	114,520	26.1	207,298	47.3%	$4.15	7.1	50.9%
2019	9	23,757	5.4	231,055	52.8%	$40.32	14.3	65.2%
2020	4	6,967	1.6	238,022	54.3%	$52.38	5.5	70.6%
2021	2	1,675	0.4	239,697	54.7%	$143.37	3.6	74.2%
2022	5	20,425	4.7	260,122	59.4%	$38.76	11.8	86.1%
Thereafter	2	154,531	35.3	414,653	94.7%	$6.01	13.9	100.0%
Vacant	NAP	23,301	5.3	437,954	100.0%	NAP	NAP
Total / Wtd. Avg.	63	437,954	100.0%			$16.11	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease. Such early termination dates are not considered in this chart.

(2)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through October 31, 2013.
(3)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the occupied base rent and occupied sq. ft., and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2031 South Mooney Boulevard Visalia, CA 93277	Collateral Asset Summary Visalia Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,000,000 64.3% 2.84x 11.2%

The Loan.    The Visalia Mall loan (the “Visalia Mall Loan”) is a $74.0 million ($169 per sq. ft.) fixed rate loan secured by the borrower’s fee simple interest in a 437,954 sq. ft. regional mall located at 2031 South Mooney Boulevard in Visalia, California (the “Visalia Mall Property”). The Visalia Mall Property includes Macy’s, JC Penney, Old Navy and Forever 21 and all other mall shop space.  The Visalia Mall Loan has a 7.5-year term.  The Visalia Mall Loan is interest-only and accrues interest at a fixed rate equal to 3.7090%.

The Visalia Mall Loan proceeds were used to refinance existing debt of approximately $36.3 million, pay closing costs and fees of approximately $541,298 and return equity to the sponsor of approximately $37.1 million.  Based on the appraised value of $115.0 million as of September 25, 2012, the cut-off date LTV is 64.3%.

The Borrower / Sponsor.    The borrower, Visalia Mall, L.P. (the “Borrower”) is a special purpose Delaware limited partnership structured to be a bankruptcy-remote entity, with at least two independent directors in its organizational structure.  The Borrower is owned and controlled, directly or indirectly, by GGP Limited Partnership, the non-recourse carveout guarantor (the “Sponsor”).  The Sponsor’s parent, General Growth Properties, Inc. (“GGP”), is one of the largest owners and operators of regional malls in the nation with an ownership interest in 136 regional malls in 41 states as of December 31, 2011, comprising 58 million sq. ft. of gross leasable area (“GLA”), excluding anchor tenants.  Based on the number of regional malls in the portfolio and total GLA, GGP is the second largest owner of regional malls in the United States. Of the 136 regional malls, 78 are considered Class A regional malls and have average anchor tenant sales exceeding $575 per sq. ft.  GGP has an interest in 125 of the 600 regional malls in the United States with the highest sales per sq. ft.  Together, these regional malls had 2011 average anchor tenant sales per sq. ft. of $505. The Sponsor is also the non-recourse carveout guarantor under the mortgage loan in the pool known as Newgate Mall, which has a cut-off date balance of $ 58,000,000.

The Property.   The Visalia Mall Property consists of an enclosed, single-level regional mall located at 2031 South Mooney Boulevard in Visalia, California, approximately 20 miles east of Hanford and 40 miles southeast of Fresno, California.  Anchors at the Visalia Mall Property include Macy’s and JC Penney, and major tenants include Old Navy and Forever 21.  Mall shop space consists of approximately 59 stores totaling 130,385 sq. ft. inclusive of the food court and kiosks. The Visalia Mall Property was 94.7% occupied as of the rent roll dated September 30, 2012.

The Visalia Mall Property opened in 1964 and a parking garage was added in 1995.  The Borrower’s cost basis in the Visalia Mall Property was approximately $95.0 million as of November, 2010.  The cost basis was adjusted as of November 2010 as a result of  GGP’s emergence from bankruptcy.

The Visalia Mall Property is located at the intersection of Mooney Boulevard and West Walnut Avenue, approximately 2.9 miles southwest of Visalia Central Business District (“CBD”).  Mooney Boulevard is a north/south six lane roadway and the primary commercial corridor in the area, while West Walnut Avenue traverses in an east/west direction and provides local access to the Visalia Mall Property from Highway 99, which is approximately 6.0 miles southwest of the Visalia Mall Property.  Highway 99, which extends much of the length of California, from the Oregon border on the north to Interstate 5 near Bakersfield to the south, is the main north/south freeway serving the city of Visalia as well as other San Joaquin Valley communities.  Highway 198, located 1.0 mile north of the Visalia Mall Property, is the primary east/west route serving the Visalia area.  Highway 198 begins at US Highway 101 in Monterey County west of Visalia, traverses the valley and ends in the Sierra Nevada Mountains in Sequoia National Park east of Visalia.  The Visalia Municipal Airport is located approximately four miles west of the Visalia Mall Property and provides local air transportation service. The Fresno Yosemite International Airport is approximately 40 miles northwest of the Visalia Mall Property.  According to a market research report, the Visalia Mall Property’s trade area is projected to include 602,197 people (within a 25 mile radius as of 2012) with an average household income of $56,340.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2031 South Mooney Boulevard Visalia, CA 93277	Collateral Asset Summary Visalia Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,000,000 64.3% 2.84x 11.2%

The chart below details the Visalia Mall Property’s tenancy by general type.

Visalia Mall Tenant Type Summary
Tenant Type	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total U/W Base Rent(1)(2)	Average Remaining Lease Term (Yrs)	T-12 8/31/2012 Sales Per Sq. Ft.	Occupancy Cost %(3)
Anchor Tenants	257,000	58.7%	$3.42	12.8%	9.1	$191	2.6%
Major In-Line > 10,000 – Comp	14,714	3.4	$15.00	3.2	1.2	$290	8.7%
Major In-Line > 10,000 – Non-Comp	12,554	2.9	$36.93	6.8	9.5	NAV	NAV
In-Line < 10,000 – Comp	103,376	23.6	$36.75	55.6	3.7	$461	12.3%
In-Line < 10,000 – Non-Comp	21,453	4.9	$42.87	13.4	7.0	NAV	NAV
Food Court	5,371	1.2	$92.60	7.3	4.3	$545	25.3%
ATM/Kiosk(4)	185	0.0	$325.48	0.9	0.9	$1,827	19.0%
Vacant	23,301	5.3	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(5)(6)	437,954	100.0%	$16.49	100.0%
(1)
U/W Annual Base Rent Per Sq. Ft. and % of Total U/W Base Rent include contractual rent steps through October 31, 2013 and percentage in lieu of rent that was calculated based on T-12 8/31/2012 Total Sales.

(2)	% of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(3)
Occupancy Cost % is calculated as the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on T-12 8/31/2012 Total Sales and contractual rent steps through October 31, 2013 and (ii) the tenant-by-tenant expense recoveries per the rent roll dated September 30, 2012, all divided by the T-12 8/31/2012 Total Sales.

(4)	% of Net Rentable Area is 0.04% for ATM/Kiosk tenants. T-12 8/31/2012 Sales Per Sq. Ft. and Occupancy Cost % are based on Kiosk tenant sales only.
(5)	Total U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(6)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 414,653.

The Market.    The Visalia Mall Property is located in Visalia, California, within close proximity of Highway 198 and Highway 99, approximately 2.9 miles southwest of Visalia CBD.  Highway 99 and 198 are the primary roadways providing access to the CBD and Visalia Mall Property. Highway 99 is the main north/south freeway serving the San Joaquin Valley communities. The Visalia Mall Property is located on Mooney Boulevard which is a major north/south thoroughfare that connects the southern portion of the city to Highway 198. The Visalia Mall Property has very good accessibility via the regional highway network and local arterials that provide linkages throughout the Visalia-Portersville Metropolitan Statistical Area (“MSA”).  Visalia is the largest city in Tulare County and the retail hub for the region. The Visalia retail market contains the largest concentration of retail centers in Tulare County and includes numerous strip shopping centers, many of which are located along Mooney Boulevard, the city’s primary retail corridor.

The area surrounding the Visalia Mall Property contains the primary retail corridor in Visalia. The expanded neighborhood area is primarily residential and is approximately 60% built-up, with most of the undeveloped land being farmland. Office and additional retail uses are located in downtown Visalia, approximately 1.2 miles north of the Visalia Mall Property, along Main Street north of Highway 198 and east of Mooney Boulevard. The area’s industrial uses are in the north and northeast area from the Highway 198 and Highway 99 interchange due to convenient access. Commercial uses in the local area along the major arterials include restaurants, banks, automotive service facilities, free-standing and strip-retail uses and low-rise office buildings.

The Visalia Mall Property is located in the north central portion of the MSA, which had a 2013 estimated population of approximately 458,555 residents. Between 2000 and 2012, the MSA increased 1.7% compared to 0.9% for the State of California over the same period.  Population growth in the MSA is projected to increase 1.2% annually through 2017.  According to the appraisal, the Visalia Mall Property’s trade area within a 1-, 3-, 5-mile radius experienced positive annual population growth over the period 2000-2012 at 0.4%, 1.8%, and 2.5%, respectively. Through 2017, the populations within 1-, 3-, 5-mile radii are expected to continue to grow at 0.2%, 1.3% and 1.7%, respectively.

Average estimated household income for 2012 in the 1-, 3- and 5-mile radii equaled $70,203, $64,738 and $66,251, respectively, compared to the State of California average of $79,547 and Tulare’s average household income of $55,523.  In the Visalia Mall Property’s 5-, 10-, 15-, and 25-mile radii, approximately 9.2%, 7.9%, 7.6% and 6.8% of the population has an average household income of $100,000 or more, respectively.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2031 South Mooney Boulevard Visalia, CA 93277	Collateral Asset Summary Visalia Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,000,000 64.3% 2.84x 11.2%

The chart below details the Visalia Mall Property’s competitive set.

Competitive Property Summary(1)
Property	Year Built / Renovated	Total GLA	Anchor Tenants	Occupancy %(2)	Proximity (miles)
Visalia Mall Property	1964 / 1995	437,954	Macy’s, JC Penney	94.7%	Subject
Sequoia Mall	1973 / 1999	597,136	Sears, Theaters, Bed Bath & Beyond, Marshall’s, In Shape Fitness	40.0%	1.0
Packwood Creek	2003 / NAP	620,916	Target, Lowe’s, Michael’s, Sport Chalet, Best Buy	99.0%	1.5
Preferred Outlets Tulare	1995 / NAP	219,474	Theaters, Carter’s Outlet, Coach Outlet, Gap Outlet	98.0%	5.0
Hanford Mall	1993 / 1999	587,084	JC Penney, Sears, Kohl’s, Ross Dress for Less	90.0%	22.0
Fashion Fair Mall	1970 / 2003	1,060,487	Macy’s, Macy’s Mens & Children, JC Penney, Forever 21	98.0%	49.0
Valley Plaza	1999 / 2004	1,180,039	JC Penney, Macy’s, Sears, Target, Forever 21	95.0%	74.0
(1)	Source: Appraisal
(2)	Based on total mall GLA.

The Visalia Mall Property is the dominant mall in its trade area due to its location along Mooney Boulevard, which is the retail hub for the expanded region.  The Visalia Mall Property, together with the nearby big box retailers, community centers and free-standing stores, and collectively, serves as a destination shopping location for the region.  Hanford Mall is the nearest enclosed regional mall, located about 22 miles west of the Visalia Mall Property.  According to the appraisal, the overall quality of Hanford Mall is inferior to the Visalia Mall Property due to its physical appeal and tenant mix.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2031 South Mooney Boulevard Visalia, CA 93277	Collateral Asset Summary Visalia Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,000,000 64.3% 2.84x 11.2%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	T-12 08/31/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$5,455,925	$5,993,808	$5,864,831	$6,032,761	$6,585,261	$15.04
Percentage Rent(3)	125,375	131,668	186,367	169,406	158,099	0.36
Rent Steps(4)	0	0	0	0	95,556	0.22
Value of Vacant Space(5)	0	0	0	0	936,098	2.14
Gross Potential Rent	$5,581,300	$6,125,476	$6,051,198	$6,202,167	$7,775,014	$17.75
Total Recoveries	2,973,309	3,176,936	2,823,134	2,672,764	2,920,245	6.67
Total Other Income(6)	1,328,908	1,061,505	1,160,406	1,365,009	1,392,308	3.18
Less: Vacancy	0	0	0	0	(936,098)	(8.8%)
Effective Gross Income	$9,883,517	$10,363,917	$10,034,738	$10,239,940	$11,151,470	$25.46
Total Operating Expenses	2,609,100	2,778,056	2,664,074	2,719,617	2,829,818	6.46
Net Operating Income	$7,274,416	$7,585,861	$7,370,664	$7,520,324	$8,321,652	$19.00
TI/LC	0	0	0	0	317,892	0.73
Capital Expenditures	0	0	0	0	87,591	0.20
Net Cash Flow	$7,274,416	$7,585,861	$7,370,664	$7,520,324	$7,916,169	$18.08
(1)	U/W Per Sq. Ft. based on collateral sq. ft. of 437,954.
(2)	U/W Base Rent is based on the rent roll dated September 30, 2012.
(3)	U/W Percentage Rent is based on breakpoints and % per the rent roll dated September 30, 2012 and T-12 8/31/2012 Total Sales.
(4)	U/W Rent Steps includes contractual rent increases through October 31, 2013.
(5)	U/W Value of Vacant Space is based on the vacant sq. ft. as of the rent roll dated September 30, 2012 grossed up at average similar rents.
(6)	Total Other Income includes Specialty Leasing Income and Storage Income. Historical amounts include Termination Income, which was excluded from Total Other Income.

Anchor Tenants Historical Sales Per Sq. Ft.(1)
Tenant	2010	2011	T-12 8/31/2012
Macy’s	$138	$150	$154
JC Penney	$252	$243	$243
(1) Based on historical sales statements provided by the Borrower.

Property Management.    The Visalia Mall Property is self-managed.

Lockbox / Cash Management.    The Visalia Mall Loan is structured with a hard lockbox and springing cash management.  The loan documents provide for active cash management and a cash sweep of all excess cash into a lender controlled account upon the occurrence of one of the following events: (i) an event of default by the Borrower, (ii) certain bankruptcy events relating to the Borrower, the Sponsor or the property manager or (iii) an event of default under a mezzanine loan, if any exist (a “Cash Sweep Event”).

Initial Reserves.    None.

Ongoing Reserves.    During the continuation of a Cash Sweep Event, the Visalia Mall Loan documents require monthly escrows to be deposited in the amount of (i) 1/12th of the taxes that lender estimates will be payable during the next ensuing 12 months into a tax reserve account, (ii) 1/12th of the insurance premiums that lender estimates will be payable into an insurance reserve account, (iii) $6,934 into a capital expenditure/replacement reserve account, which reserve is capped at $83,211, and (iv) $15,080 into a TI/LC reserve account, which reserve is capped at $180,954.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The Visalia Mall Loan documents permit future mezzanine debt subject to the satisfaction of certain conditions including, among other things, based on the combined mortgage and mezzanine loan indebtedness, (i) the maximum LTV will not be greater than 61.1%, and (ii) the minimum DSCR will not be less than 3.08x.

Partial Release.      The Borrower may obtain the free release of one or more vacant, non-income producing parcels or outlots or parcels acquired after loan origination so long as the release is in compliance with REMIC requirements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2031 South Mooney Boulevard Visalia, CA 93277	Collateral Asset Summary Visalia Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,000,000 64.3% 2.84x 11.2%

VISALIA MALL
N
JCPenney
Chinese Gourmet Express
Original Teriyaki Grill
Dairy Queen/ Orange Julius
Charley's Grilled Subs
Sbarro
Aurora
Vacant
Vacant
G by Guess
Shiekh
Zumiez
Hollister
Forever 21
ATM
Foot Locker
Vans
Aeropostale
Lenscrafters
Build-A-Bear Workshop
Pacsun
Shapes Brow Bar
Specialty Leasing
Sweet Factory
American Eagle Outfitters
New York & Company
Payless Shoesource
No Fear
All American Sports Fan
Hot Topic
Aromas & Perfumes
Icing by Claire's
Claire's
Kay Jewelers
Wet Seal
GNC
Torrid
Journeys Kidz
Lids
Journeys
Things Remembered
Victoria's Secret
Don Roberto Jewelers
Yogurtland
Sunglass Hut
Specialty Leasing
Nails 2000
Zale's Jewelers
Brian Holland OD
Fred Meyer Jewelers
Specialty Leasing
The Picture People
Best Buy Mobile
Takken's Shoes
The Children's Place
Bath & Body Works
Francesca's Collection
Vacant
Gymboree
Vacant
Specialty Leasing
Auntie Anne's Pretzels
Specialty Leasing
Regis Salon
Cinnabon
Feet for Life
Specialty Leasing
Specialty Leasing
Wright's Hallmark
Macy's
Old Navy
Red Robin Gourmet Burgers
See's Candies

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

2031 South Mooney Boulevard Visalia, CA 93277	Collateral Asset Summary Visalia Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$74,000,000 64.3% 2.84x 11.2%

Visalia Mall
2031 South Mooney Boulevard
Visalia, CA 93277
Visalia
Goshen
Tulare
TULARE COUNTY
Fresno 34 miles
Bakersfield 64 miles
Avenue 328
Avenue 320
W. Riggin Ave.
W. Goshen Ave.
W. Houston Ave.
Ivanhoe Drive
St. Johns Pkwy.
W. Murray Ave.
E. Murray Ave.
W. Main St.
E. Main St.
W. Tulare Ave.
E. Tulare Ave.
W. Walnut Ave.
E. Walnut Ave.
W. Whitendale Ave.
W. Caldwell Ave.
E. Caldwell Ave.
Avenue 272
Ave. 271
Avenue 264
Oakdale Ave.
Cartmill Ave.
Prosperity Ave.
Cross Ave.
N. Plaza Drive
N. Shirk Rd.
S. Shirk Rd
N. Akers St.
S. Akers St.
N. Demaree St.
S. Demaree St.
N. Mooney Blvd.
S. Mooney Blvd.
Mooney Blvd.
N. Dinuba Blvd.
N. Ben Maddox Way
S. Ben Maddox Way
N. Santa Fe St.
S. Santa Fe St.
S. Linwood St.
S. County Center Dr.
S. Conyer St.
S. Court St.
S. Lovers Ln.
Hillman St.
Oaks St.
Cherry St.
Oakmore St.
Road 140
J19
J32
J30
J34
99
198
63
216
Visalia Country Club
County Center Shopping Ctr.
Tulare County Civic Center
Kaweah Delta Medical Center
Visalia Convention Center
College of the Sequoias
Coll. of the Sequoias Agriculture Dept.
Sequoia Mall Shopping Center
Valley Oaks Golf Club
Visalia Municipal Airport
Mooneys Grove Park
Sierra View Golf Course
Tulare Outlet Center
The Village
Sacramento
NEVADA
San Francisco
Oakland
Stockton
San Jose
Modesto
Merced
Fresno
Visalia
CALIFORNIA
SIERRA NEVADA MTS.
COAST RANGES
Bakersfield
Pacific Ocean
Los Angeles
Long Beach
Santa Barbara

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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6001, 6005 & 6201 South Air Depot Boulevard Oklahoma City, OK 73135	Collateral Asset Summary Boeing Office Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 68.5% 1.63x 10.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6001, 6005 & 6201 South Air Depot Boulevard Oklahoma City, OK 73135	Collateral Asset Summary Boeing Office Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 68.5% 1.63x 10.8%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Office - Suburban
Sponsor:	Gardner Tanenbaum Group		Collateral:	Fee Simple
Borrower:	59th/530, L.L.C.		Location:	Oklahoma City, OK
Original Balance:	$63,000,000		Year Built / Renovated:	2008-2012 / NAP
Cut-off Date Balance:	$63,000,000		Total Sq. Ft.:	529,822
% by Initial UPB:	4.3%		Property Management:	OK Commercial Mgmt., L.L.C.
Interest Rate:	4.8330%		Underwritten NOI:	$6,819,419
Payment Date:	6th of each month		Underwritten NCF:	$6,470,478
First Payment Date:	December 6, 2012		Appraised Value:	$92,000,000
Maturity Date:	November 6, 2022		Appraisal Date:	August 15, 2012
Amortization:	Interest-only for 12 months;
	360 months thereafter		Historical NOI(3)
Additional Debt:	None		Most Recent NOI:	$2,327,769 (T-12 July 31, 2012)
Call Protection:	L(25), D(92), O(3)		2nd Most Recent NOI:	$2,145,058 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing		3rd Most Recent NOI:	$1,875,227 (December 31, 2010)

Reserves(1)			Historical Occupancy(4)
	Initial	Monthly	Most Recent Occupancy:	100.0% (December 6, 2012)
Taxes:	$0	Springing	2nd Most Recent Occupancy:	100.0% (December 31, 2011)
Insurance:	$323,360	Springing	3rd Most Recent Occupancy:	100.0% (December 31, 2010)
Replacement:	$0	$5,298
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   As of the cut-off date, and during the initial interest-only period, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.21x and 2.10x, respectively.
(3)   Most Recent NOI includes 12 months of operating information for Buildings I  and III (as defined below). Building II (as defined below) was completed in  October 2012. 2nd Most Recent NOI represents 12 months of operating information for Building I, and six months of operating information for Building    III. 3rd Most Recent NOI represents 12 months of operating information for  Building I.
(4)   2nd Most Recent Occupancy excludes Building III. 3rd Most Recent Occupancy excludes Building II and III.

TI/LC:	$4,000,000	$104,167
320 Lease Reserve:	$1,279,305	$0

Financial Information

Cut-off Date Balance / Sq. Ft.:		$119
Balloon Balance / Sq. Ft.:		$100
Cut-off Date LTV:		68.5%
Balloon LTV:		57.5%
Underwritten NOI DSCR(2):		1.71x
Underwritten NCF DSCR(2):		1.63x
Underwritten NOI Debt Yield:		10.8%
Underwritten NCF Debt Yield:		10.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6001, 6005 & 6201 South Air Depot Boulevard Oklahoma City, OK 73135	Collateral Asset Summary Boeing Office Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 68.5% 1.63x 10.8%

Tenant Summary
Tenant	Rating (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(2)	U/W Base Rent Per Sq. Ft.(3)	% of Total Annual U/W Base Rent(3)(4)	Lease Expiration
Boeing – Building II(5)	A/A2/A	320,000	60.4%	$15.25	66.9%	3/31/2019
Boeing – Building I(5)	A/A2/A	200,000	37.7	$11.25	30.8	4/17/2015
Boeing – Building III(5)(6)	A/A2/A	9,822	1.9	$16.93	2.3	4/17/2015
Subtotal / Wtd. Avg.		529,822	100.0%	$13.77	100.0%
Vacant	NAP	0	0.0	NAP	NAP	NAP
Total / Wtd. Avg.(7)		529,822	100.0%	$13.77	100.0%
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total sq. ft. of 529,822 per the August 1, 2012 rent roll.
(3)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent are based upon in-place rents. There are no contractual rent steps during the lease terms.
(4)	% of Total Annual U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(5)	Boeing has three, 5-year extension options. Boeing has a right to terminate any contiguous portion of Building 1 upon at least 3 months’ notice. See “The Property” below.
(6)
Boeing has sublet a portion of Building III (690 sq. ft. exclusively; 1,496 sq. ft. shared) to Northrop Grumman under a sublease agreement dated May 7, 2012. The sublease has an expiration date of September 14, 2013 with one year renewal options up to March 21, 2015.

(7)	Wtd. Avg. U/W Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1)	% U/W Base Rent Rolling(1)	Cumulative % of U/W Base Rent(1)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2013	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2014	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2015	2	209,822	39.6	209,822	39.6%	$11.52	33.1	33.1%
2016	0	0	0.0	209,822	39.6%	$0.00	0.0	33.1%
2017	0	0	0.0	209,822	39.6%	$0.00	0.0	33.1%
2018	0	0	0.0	209,822	39.6%	$0.00	0.0	33.1%
2019	1	320,000	60.4	529,822	100.0%	$15.25	66.9	100.0%
2020	0	0	0.0	529,822	100.0%	$0.00	0.0	100.0%
2021	0	0	0.0	529,822	100.0%	$0.00	0.0	100.0%
2022	0	0	0.0	529,822	100.0%	$0.00	0.0	100.0%
Thereafter	0	0	0.0	529,822	100.0%	$0.00	0.0	100.0%
Vacant	NAP	0	0.0	529,822	100.0%	NAP	NAP
Total / Wtd. Avg.	3	529,822	100.0%			$13.77	100.0%
(1)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6001, 6005 & 6201 South Air Depot Boulevard Oklahoma City, OK 73135	Collateral Asset Summary Boeing Office Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 68.5% 1.63x 10.8%

The Loan. The Boeing Office Campus loan (the “Boeing Office Campus Loan”) is a $63.0 million, fixed rate loan secured by the borrower’s fee simple interest in three adjacent Class A office properties, totaling 529,822 sq. ft., located at 6001, 6005, and 6201 South Air Depot Boulevard in Oklahoma City, Oklahoma (the “Boeing Office Campus Property”). The Boeing Office Campus Loan has a 10-year term and amortizes on a 30-year schedule after an initial interest-only period of 12 months.  The Boeing Office Campus Loan accrues interest at a fixed rate equal to 4.8330%.

The Boeing Office Campus Loan proceeds were used to refinance existing debt of approximately $52.3 million, fund upfront reserves totaling approximately $5.6 million, pay closing costs of approximately $1,345,203 and return equity to the sponsor of approximately $9.3 million. Based on the appraised value of $92.0 million as of August 15, 2012, the cut-off date LTV is 68.5%.

The Borrower / Sponsor.    The borrower, 59th/530, L.L.C. (the “Borrower”), is a single purpose limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the Borrower is the Gardner Tanenbaum Group (“GTG” and “Sponsor”).  GTG is a fully integrated real estate development conglomerate with over 60 years of development experience. GTG was established in 1936 as a hotel and restaurant supply company.  In 1947, GTG formed the Gardner Realty Company and built its first industrial warehouse, located in Oklahoma City.  Today, GTG develops, owns, and leases industrial, office, and multifamily properties throughout the State of Oklahoma, and is a full service development company with internal construction management, property management, and leasing services.   The owner of the Borrower and non-recourse carve-out guarantor is Richard I. Tanenbaum.

Mr. Tanenbaum is the principal owner and CEO of GTG and has more than 35 years of commercial real estate experience including development, acquisition, and brokerage.  Since taking over as CEO, Mr. Tanenbaum has expanded the asset base of GTG’s commercial portfolio as well as GTG’s capabilities and expertise in different types of construction including industrial, office, retail, and multifamily.  Since 1997, he has overseen the growth of GTG’s commercial portfolio from 800,000 sq. ft. to over 6.0 million sq. ft.  Mr. Tanenbaum has completed over 35 projects totaling more than $260.0 million making GTG one of the largest developers in Oklahoma.  These projects have ranged from single and multi-tenant warehouse and distribution facilities, large single tenant office complexes for companies such as Boeing, Northrop Grumman, a hangar for ARINC, as well as over 1,000 units in four different multifamily communities.  Mr. Tanenbaum is a board member of the Oklahoma City Chamber of Commerce and a member of the Commercial Real Estate Council.  Mr. Tanenbaum reports a net worth of $107.6 million and liquidity of $14.9 million as of his personal financial statement dated June 30, 2012.

The Property.  The Boeing Office Campus Property consists of three adjacent Class A suburban office buildings on an 18.4 acre site, located at 6001, 6005, and 6201 South Air Depot Boulevard, in Oklahoma City, Oklahoma.  The Borrower reported that the total land, building, tenant improvements, FF&E, and other soft costs to develop the Boeing Office Campus Property were $60.2 million.  The Boeing Office Campus Property was built-to-suit for Boeing as it is located adjacent to Tinker Air Force Base (“Tinker”), the largest Air Force Base in the U.S., and the largest employer in Oklahoma City.  Boeing is the second largest contractor at Tinker with 499 active contracts equating to $1.2 billion in revenue.  Tinker has 17 aircraft hangars, three of which are designed specifically to accommodate aircraft designed by Boeing.

6001 South Air Depot Boulevard (“Building I”) is a four-story Class A office building that was built in 2008, comprised of 200,000 sq. ft. of net rentable space, at a construction cost of approximately $21.7 million ($108.50 per sq. ft.).  Boeing occupies 100.0% of Building I (37.7% NRA; 30.8% of underwritten occupied base rent of the Boeing Office Campus Property.)  Boeing has reportedly invested over $20.0 million ($100.00 per sq. ft.) in Building I as part of an expansion to its B-1 Bomber Program and C-130 Avionics Modernization Program.  The current lease is a 7-year term expiring in April 2015 with three 5-year renewal options.  Boeing’s current rental rate is $11.25 per sq. ft on a NNN basis.  At any time, Boeing has the right to terminate any contiguous portion of the leased premises upon giving no less than three months prior notice.  Pursuant to the Building I lease, following such cancellation, the annual base rent will be reduced, but in no event will it be reduced below $1,972,500. In addition, in connection with a proposed sale or transfer of Building I, Boeing has a right of first refusal to purchase Building I and the related property along with Building II and related property.

6005 South Air Depot Boulevard (“Building II”) is a six-story Class A office building that was completed in August 2012, comprised of 320,000 sq. ft. of net rentable space, at a construction cost of approximately $36.8 million ($115.00 per sq. ft.). Boeing occupies 100.0% of Building II (60.4% NRA; 66.9% of underwritten occupied base rent of the Boeing Office Campus Property.)  Boeing has reportedly invested over $18 million ($56.25 per sq. ft.) in Building II as part of an expansion to its B-1 Bomber Program and the C-130 Avionics Modernization Program, which are also located in Building I.  The current lease is for a 7-year term expiring in March 31, 2019 with three 5-year renewal options.  Boeing’s current rental rate is $15.25 per sq. ft on a NNN basis and was abated for six months until October 14, 2012.  According to the Building II lease, Boeing does not have a right of first refusal, right to purchase, or any termination options under the lease for Building II.

6201 South Air Depot Boulevard (“Building III”) is a single-story Class A office building that was built in 2011, comprised of 9,822 sq. ft. of net rentable space, at a construction cost of $1.6 million ($162.90 per sq. ft.)  Boeing occupies 100.0% of Building III (1.9% NRA;

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6001, 6005 & 6201 South Air Depot Boulevard Oklahoma City, OK 73135	Collateral Asset Summary Boeing Office Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 68.5% 1.63x 10.8%

2.3% of underwritten occupied base rent of the Boeing Office Campus Property) and has sublet a portion of its space (690 sq. ft. exclusively; 1,496 sq. ft. shared) to Northrop Grumman.  The building serves as the administrative office for Boeing’s operations at the Boeing Office Campus Property.  The current lease is for a 4-year term expiring in April 2015 with three 5-year renewal options.  Boeing’s current rental rate is $16.93 per sq. ft on a NNN basis.  According to the Building III lease, Boeing does not have a right of first refusal, right to purchase, or any termination options under the lease for Building III.

Major Tenant.  The Boeing Office Campus Property is currently 100.0% leased to Boeing.

Boeing (The Boeing Company) (529,822 sq. ft., 100.0% GLA, 100.0% of underwritten total occupied rent):  Boeing, headquartered in Chicago, is the world’s leading aerospace company and the largest manufacturer of commercial jetliners and military aircraft.  Boeing has over 170,000 employees across the United States and in 70 countries.  The main commercial products are the 737, 747, 767, 777 family of airplanes, and the Boeing Business Jet.  The company has nearly 12,000 commercial jetliners in service worldwide, which is roughly 75% of the world fleet.  According to its Q2 2012 Financial Report, Boeing NYSE: BA reported a second-quarter net income increase of $1.0 billion, or $1.27 per share, on revenue of $20.0 billion.  Earnings per share increased 2%, reflecting continued strong core performance across the company’s businesses, which more than offset higher pension expenses.  Earnings per share guidance for 2012 increased to between $4.40 and $4.60 reflecting strong core operating performance.  Boeing has a credit rating of A/A2/A by Fitch/Moody’s/S&P.

The Market.    The Boeing Office Campus Property is located in Oklahoma City, Oklahoma.  Oklahoma City has an estimated population of 1,281,091, which represents an average annual 1.4% increase over the 2000 census of 1,095,421.  The Oklahoma City population is projected to increase at a 1.2% annual rate from 2012 to 2017, which is equivalent to an average of 15,500 residents per year.  According to a market research report, the 2012 estimated median household income within a 1, 3, and 5 mile radius is $40,820, $40,081, and $40,763, respectively.  Oklahoma City is home to Tinker, the largest Air Force Base in the United States and largest employer in Oklahoma City.  The primary economic drivers in Oklahoma City are aerospace, oil, and government.

The Boeing Office Campus Property is located approximately 8 miles southeast of the Oklahoma City CBD at the southwest corner of South Air Depot Boulevard and Southeast 59th Street.  Primary access is provided by Interstate Highway 240, which is primarily a four-lane, variable width right-of-way, traversing in an east-west direction.  According to the appraisal, land uses with the neighborhood consist of a mixture of commercial and residential development. The immediate surrounding area is a mature area of development, consisting primarily of commercial uses along the main roadways with residential uses along interior roadways. Tinker is just east of the Boeing Office Campus Property and is the largest land user in the area, the largest Air Force Base in the U.S. and the largest employer in Oklahoma City.  The 2012 estimated population is 2,806, 37,743, and 96,511 within a 1, 3, and 5 mile radius, respectively.

According to the appraisal, the Boeing Office Campus Property is located in the Oklahoma City office market.  The Oklahoma City Class A office market contains approximately 33 buildings and 7,062,169 sq. ft.  As of the Q2 2012, the vacancy rate was 16.2%, which represents an increase of 2.8% from the previous quarter’s vacancy of 13.4%.  The average rental rate for the market in Q2 2012 was $19.09 per sq. ft, which represents a $0.19 per sq. ft. increase over the previous quarter’s average rental rate of $18.90 per sq. ft.  The Q2 2012 reported positive net absorption of 77,522 sq. ft, which represents the third straight quarter of positive net absorption.  One delivery totaling 320,000 sq. ft. was completed in the market during Q2 2012 with zero Class A office space under construction.

The table below shows statistics as of the second quarter of 2012 for Class A office space in the market and submarket.

Category	Oklahoma City Market
Existing Supply (Sq. Ft.)	7,062,169
Average Vacant	16.2%
Average Rent Per Sq. Ft.	$19.09
Source: Market research report, mid-year 2012

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6001, 6005 & 6201 South Air Depot Boulevard Oklahoma City, OK 73135	Collateral Asset Summary Boeing Office Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 68.5% 1.63x 10.8%

The table below shows the vacancy and asking rents at the Boeing Office Campus Property in comparison to direct competitors in the submarket.

Summary of Comparable Office Properties(1)
Building	Year Built	Size (Sq. Ft.)	% Leased	Asking Rent (Net) Per Sq. Ft.(2)	Class
Boeing Office Campus Property	2008-2012	529,822	100.0%	$13.77	A
California State Auto Association Office (AAA)	2008	147,107	100.0	$16.58	A
Lockheed Martin	2005	85,563	77.0	$12.51 - $15.00	A
United Technologies Corp. (UTC)	2004	106,790	100.0	$13.50	A
CitiCorp Office	2004	176,778	100.0	$13.00	A
Total / Wtd. Avg.(3)		129,060	96.2%	$14.42
(1)	Source: Appraisal
(2)	Asking Rent (Net) Per Sq. Ft. reflects the weighted average of the rents at the Boeing Office Campus Property.
(3)	Total / Wtd. Avg. excludes the Boeing Office Campus Property.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010(1)	12/31/2011(2)	T-12 7/31/2012(3)	U/W	U/W Per Sq. Ft.(4)
Base Rent(5)	$1,972,500	$2,232,709	$2,416,287	$7,296,287	$13.77
Gross Potential Rent	$1,972,500	$2,232,709	$2,416,287	$7,296,287	$13.77
Total Recoveries	0	0	0	$2,241,068	4.23
Underwriting Adjustment	0	0	0	(476,868)	(5.0%)
Effective Gross Income	$1,972,500	$2,232,709	$2,416,287	$9,060,486	$17.10
Total Operating Expenses	97,273	87,651	88,517	2,241,068	4.23
Net Operating Income	$1,875,227	$2,145,058	$2,327,769	$6,819,419	$12.87
TI/LC	0	0	0	285,362	0.54
Capital Expenditures	0	0	0	63,579	0.12
Net Cash Flow	$1,875,227	$2,145,058	$2,327,769	$6,470,478	$12.21
(1)	Historical YE 2010 represents 12 months of operating information for Building I.
(2)	Historical YE 2011 represents 12 months of operating information for Building I and 6 months of operating information for Building III.
(3)	Building II was completed in October 2012.
(4)	U/W Per Sq. Ft. based on collateral area of 529,822 sq. ft.
(5)	U/W Base Rent is based on the rent roll dated August 1, 2012.

Property Management. The Boeing Office Campus Property is managed by OK Commercial Mgmt., L.L.C., an affiliate of the Borrower.

Lockbox / Cash Management.    The Boeing Office Park Loan is structured with a hard lockbox and springing cash management.  Active cash management and a cash sweep will be in place (i) upon the occurrence of a Boeing Trigger Event, (ii) during the first 12 months of the Boeing Office Park Loan term and (iii) commencing on December 1, 2017.  Upon and during the continuance of a cash sweep event, all excess cash flow is required to be deposited into the general TI/LC reserve account, up to a cap of $10,590,000.

A “Boeing Trigger Event” will occur if (i) following the initial extension or renewal of the lease for Building I or Building III, Boeing fails to give its notice to subsequently extend the Building I or Building III lease prior to the earlier of (A) the time period required in the applicable lease and (B) 18 months prior to the scheduled termination date of the initial renewal term, (ii) an event of default occurs under any Boeing lease, (iii) the Borrower, the guarantor, the property manager or Boeing is in bankruptcy or insolvency, (iv) Boeing goes “dark”, vacates, ceases to occupy or discontinues its operations at any of its leased premises, (v) Boeing is downgraded below “BBB-“ by any rating agency, (vi) the debt service coverage ratio falls below 1.20x (with respect to active cash management) or 1.15x (with respect to a cash sweep), (vii) there is an event of default under the Boeing Office Park Loan or (viii) Boeing gives notice of its intent to not renew its lease beyond the initial extension of such lease.

Initial Reserves.    At closing, the Borrower deposited (i) $323,360 into an insurance reserve account, (ii) $4,000,000 into the initial TILC reserve, and (iii) $1,279,305 into a lease reserve related to Building II (the “320 Lease Reserve”). Following the extension or renewal of the lease for Building I and Building III, the then remaining balance of the initial TILC reserve will be released to Borrower provided (i) all required tenant improvements have been completed and all associated costs satisfied, (ii) the debt service coverage ratio is not below 1.15x and (iii) no other Boeing Trigger Event has occurred and is continuing (excluding clause (vi) of such definition).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6001, 6005 & 6201 South Air Depot Boulevard Oklahoma City, OK 73135	Collateral Asset Summary Boeing Office Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 68.5% 1.63x 10.8%

If a Boeing Trigger Event has occurred, then the remaining balance in the initial TI/LC reserve will be transferred into the general TI/LC reserve.  With respect to funds in the 320 Lease Reserve, the loan documents provide that 95.0% of the funds be disbursed to Borrower upon completion of all tenant improvements on the second floor of Building II and the remaining portion be disbursed to Borrower upon receipt of a tenant estoppel from Boeing confirming that all of such tenant improvements have been completed and accepted by Boeing.

Ongoing Reserves.    On a monthly basis, the Borrower is required to deposit reserves of approximately (i) $5,298 into a capital expenditure/replacement reserve account, and (ii) beginning in the 13th month of the Boeing Office Park Loan, $104,167 into the general TI/LC reserve account. During the initial 12 months of the Boeing Office Park Loan term, all excess cash flow will be deposited into the general TI/LC reserve account (as described under “Lockbox / Cash Management” above). Commencing December 1, 2017, all excess cash flow will be deposit into the General TI/LC Reserve account (as described under “Lockbox / Cash Management” above). The TI/LC reserve account is capped at $10,590,000. Tax and Insurance Premiums are waived for so long as Boeing is obligated to pay taxes and insurance premiums directly, the Boeing leases are in full force and effect, the Borrower delivers evidence to lender of the payment of taxes and insurance premiums prior to their due date, no event of default exists under the Boeing Office Park Loan and Boeing maintains an investment grade rating.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

6001, 6005 & 6201 South Air Depot Boulevard Oklahoma City, OK 73135	Collateral Asset Summary Boeing Office Campus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$63,000,000 68.5% 1.63x 10.8%

Boeing Office Campus
6001, 6005 & 6201 South Air Depot Boulevard
Oklahoma City, OK 73135
Oklahoma City
Tinker Air Force Base
Del City
Midwest City
Nichols Hills
Forest Park
Moore
Downtown
Bricktown
OKLAHOMA COUNTY
CLEVELAND COUNTY
Lake Stanley Draper
National Cowboy & Western Heritage Museum
Remington Park Racetrack
OKC Zoo
Science Museum Oklahoma
Lincoln Park Golf Course
Twin Hills Golf and CC
Penn Square Mall
Canyon Park
State Capitol
Oklahoma City University
Gaylord-Pickens Museum
St. Anthony Hospital
OU Medical Center
OKC Natl. Memorial
Devon Tower
Myriad Botanical Gardens
Cox Conv. Center
Chesapeake Energy Arena
Bricktown Ballpark
OK Centennial Land Run Monument
Douglass Park
Wheeler Park
Rotary Park
Wiley Post Park
Midwest Regional Medical Center
Ray Trent Park
Joe B. Barnes Reg. Park
John Conrad Golf Course
Rose State College
Trosper Park Golf Course
Trosper Park
Tinker Golf Course
Integris Southwest Medical Ctr.
Crossroads Mall
Will Rogers World Airport 7 miles
Brookside Golf Course
Lakeside Golf Course
A.M. Buck Thomas Park
AMTRAK
NE 63rd St.
NE 50th St.
NE 36th St.
NW 30th St.
NE 30th St.
NW 23rd St.
NE 23rd St.
NE 16th St.
NW 10th St.
NE 10th St.
NE 8th St.
E. Reno Ave.
SE 15th St.
SW 25th St.
SW 29th St.
SE 29th St.
SW Grand Blvd.
E. Grand Blvd.
SW 44th St.
SE 44th St.
SW 59th St.
SE 59th St.
SW 89th St.
SE 89th St.
SW 104th St.
SE 104th St.
SW 119th St.
NE 12th St.
SW 134th St.
SE 4th St.
SW 149th St.
SE 19th St.
SE 149th St.
N. Classen Blvd.
N. Western Ave.
N. Walker Ave.
N. Santa Fe Ave.
N. Lincoln Blvd.
N. Kelley Ave.
N. MLK Ave.
N. Broadway Ave.
N. Coltrane Rd.
N. Sooner Rd.
N. Air Depot Blvd.
N. Midwest Blvd.
N. Douglas Blvd.
N. Post Rd.
N. Westminster Rd.
S. Western Ave.
S. Santa Fe Ave.
S. Shields Blvd.
S. High Ave.
S. Eastern Ave.
S. Bryant Ave.
S. Sunnylane Rd.
S. Sooner Rd.
S. Air Depot Blvd.
S. Douglas Blvd.
S. Telephone Rd.
W. Stanley Draper Dr.
E. Stanley Draper Dr.
Broadmoore
35
40
44
235
240
270
77
62
37
77H
Piedmont
Edmond
The Village
Nichols Hills
Yukon
Bethany
Oklahoma City
Spencer
Choctaw
Jones
Midwest City
Del City
Mustang
Will Rogers World Airport
Moore
Tuttle
Newcastle
Norman
University of Oklahoma
Kilpatrick Tpke
Turner Tpke
H.E. Bailey Tpke
CANADIAN COUNTY
OKLAHOMA COUNTY
CLEVELAND COUNTY
GRADY COUNTY
Lake Thunderbird

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3900 Chagrin Drive Columbus, OH 43219	Collateral Asset Summary Hilton Columbus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,919,485 63.8% 2.23x 15.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3900 Chagrin Drive Columbus, OH 43219	Collateral Asset Summary Hilton Columbus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,919,485 63.8% 2.23x 15.2%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Hospitality – Full Service
Sponsor(1):	Morton L. Olshan		Collateral:	Fee Simple
Borrower:	Columbus Easton Hotel LLC		Location:	Columbus, OH
Original Balance:	$60,000,000		Year Built / Renovated:	2000 / 2007, 2008
Cut-off Date Balance:	$59,919,485		Rooms:	313
% by Initial UPB:	4.1%		Property Management:	Olshan Hotel Management, Inc.
Interest Rate:	4.3960%		Underwritten NOI:	$9,106,199
Payment Date:	6th of each month		Underwritten NCF:	$8,044,583
First Payment Date:	December 6, 2012		Appraised Value:	$93,900,000
Maturity Date:	November 6, 2022		Appraisal Date:	September 6, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$9,259,683 (T-12 September 30, 2012)
Lockbox / Cash Management:	Hard / Springing		2nd Most Recent NOI:	$8,285,790 (December 31, 2011)
			3rd Most Recent NOI:	$8,464,205 (December 31, 2010)
Reserves(2)
			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	82.9% (September 30, 2012)
Taxes:	$0	Springing	2nd Most Recent Occupancy:	81.8% (December 31, 2011)
Insurance:	$0	Springing	3rd Most Recent Occupancy:	79.3% (December 31, 2010)
FF&E:	$0	1/12th of 4% of Gross Income
(1) The Sponsor is also the sponsor of the mortgage loan in the pool known as Courtyard Columbus At Easton Town Center, which has an original principal balance of $21,000,000.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.

Financial Information
Cut-off Date Balance / Room:		$191,436
Balloon Balance / Room:		$154,401
Cut-off Date LTV:		63.8%
Balloon LTV:		51.5%
Underwritten NOI DSCR:		2.53x
Underwritten NCF DSCR:		2.23x
Underwritten NOI Debt Yield:		15.2%
Underwritten NCF Debt Yield:		13.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3900 Chagrin Drive Columbus, OH 43219	Collateral Asset Summary Hilton Columbus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,919,485 63.8% 2.23x 15.2%

The Loan.    The Hilton Columbus loan (the “Hilton Columbus Loan”) is a $60.0 million ($191,436 per room) fixed rate loan secured by the borrower’s fee simple interest in a 313-room, full-service hotel located at 3900 Chagrin Drive, Columbus, Ohio (the “Hilton Columbus Property”). The Hilton Columbus Loan has a 10-year term, accrues interest at a fixed rate equal to 4.3960%, and amortizes on a 30-year schedule. The Hilton Columbus Loan proceeds were used to refinance existing debt of approximately $31.0 million, pay closing costs of $407,397, and return equity to the sponsor of approximately $28.7 million, of which approximately $8.0 million will be used to fund renovation costs, according to borrower’s renovation plan (“Renovation”) set to occur in 2014. Based on the appraised value of $93.9 million as of September 6, 2012, the cut-off date LTV is 63.8%.

The Hilton Columbus Property was developed by a borrower-affiliate in 2000 at an approximate cost of $48.4 million ($154,604 per room) and subsequently opened for operations in August 2000. Since 2006, approximately $7.3 million of additional capital was invested to renovate the guest rooms and public areas and $4.4 million was spent on parking deck/garage construction. The borrower’s total investment in the Hilton Columbus Property over the course of 12 years of ownership has been $60.1 million ($192,063 per room).

The Hilton Columbus Property is subject to a 15-year management agreement between the borrower and Olshan Hotel Management, Inc. (“OHMI”), which extends through December 2013. The base management fee is equal to 4.0% of gross revenues. The Hilton Columbus Property is also subject to a 20-year franchise agreement between Hilton Inns, Inc. as licensor, and Columbus Easton Hotel LLC as licensee, which extends to July 20, 2020, with no renewal options.

The Borrower / Sponsor.     The borrower, Columbus Easton Hotel LLC (the “Borrower”), is a single purpose limited liability company structured to be bankruptcy remote, with two independent directors in its organizational structure. The Borrower is owned by Easton Way Hotel, LLC (60.0%), an affiliate of Morton L. Olshan (the “Sponsor”), and LimHill Inc., a subsidiary of Limited Brands (40%). The Sponsor is the non-recourse carveout guarantor under the Hilton Columbus Loan. The Sponsor is also the non-recourse carveout guarantor under the mortgage loan in the pool known as Courtyard Columbus At Easton Town Center, which has a cut-off date balance of $20,971,820.

The Sponsor is the Chairman of the Board and President of Mall Properties, Inc. (“MPI”) and has over 40 years of real estate experience. MPI renovates, leases, and manages retail, residential, office, and hotel properties in the US, with an emphasis on shopping malls, town centers, and urban mixed-use complexes. Wholly-owned affiliate Janoff & Olshan manages MPI’s portfolio. Its OHMI arm oversees the firm’s full and limited-service hotels. MPI and OHMI currently own and manage 20,000 multifamily units, 11.0 million sq. ft. of retail, 5.0 million sq. ft. of office, and 1,395 hotel rooms. Virtually all of the properties developed by MPI have been retained and continue to be managed by OHMI. MPI also serves as a general partner of the Longview and RCG Longview series of debt and equity funds and Normandy Venture Partners, an opportunistic equity fund. As of December 31, 2011, the Sponsor reported total assets in excess of $200 million, with liquid assets of at least $25 million.

Limited Brands Corporation, founded in 1963 in Columbus, Ohio, has evolved from an apparel-based specialty retailer to a segment leader focused on women’s apparel, personal care and beauty categories, with brands including Victoria’s Secret, Bath & Body Works, Henri Bendel, C. O. Bigelow, The White Barn Candle Company and La Senza. Leslie H. Wexner is the chairman and CEO of the Limited Brands Corporation. According to Forbes, he is number 248 in the list of richest men in the world, with a current net worth of approximately $4.4 billion. Leslie Wexner spearheaded the development of Easton Town Center back in the mid-1990s. Limited Brands, headquartered on Columbus’s east side, is one of the largest retail demand generators in the Easton market, and many of its brands’ flagship stores are located in Easton.

The Property.   The Hilton Columbus Property is a full-service hotel franchised with Hilton Hotels and Resorts. The Hilton brand is one of the flagship brands of the owner, Hilton Worldwide.

The Hilton Columbus Property is located at 3900 Chagrin Drive, Columbus, Ohio.  The Hilton Columbus Property is located approximately 11 miles to the northeast of Downtown Columbus. It is situated on approximately 9.75 acres of land and is located directly northeast of the Easton Way and Chagrin Drive intersection. The 7-story, 424,710 sq. ft. Hilton Columbus Property was built in 2000, and has 313 guest rooms, with 194 configured as king, 111 configured as queen, six as 1-bedroom suites, one as a two-bedroom suite and 1 as an executive suite. All guest rooms have a flat panel TV and in-room amenities include wireless, high-speed internet access. The Hilton Columbus Property also has an indoor swimming pool, 112-seating restaurant, lounge, fitness center, meeting rooms, and business center. The meeting space is approximately 22,118 sq. ft. and is located in the north and south sides of the main level. The Easton Grand Ballroom has the largest capacity at 10,000 sq. ft., which can be separated into five distinct spaces. The second largest ballroom, the Regent, is 5,200 sq. ft.  Primary access to the Hilton Columbus Property is via Chagrin Drive. Access is also available from Easton Loop East. The Hilton Columbus Property provides 249 surface parking spaces, 459 garage parking spaces and 12 spaces are designated for handicapped users.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3900 Chagrin Drive Columbus, OH 43219	Collateral Asset Summary Hilton Columbus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,919,485 63.8% 2.23x 15.2%

Since opening in August 2000, the Hilton Columbus Property has consistently demonstrated high occupancy levels and outperformed its competitive set.  The Hilton Columbus Property is rated AAA 4-Diamond and is in the top 4.1% of all Hiltons based on guest brand quality satisfaction surveys.  Additionally, its Brand Quality Assurance Score of 91.2%, places the Hilton Columbus Property in the  highest performing category within the Hilton brand.

The Market.     The Hilton Columbus Property is located in Columbus, Ohio. The Greater Columbus market offers 240 hotels and motels, spanning 26,301 rooms. According to a market research report, the occupancy level for the competitive set was estimated to be 69.0% in 2011, which compares to 68.0% for 2010. The overall average occupancy level for the period between 2000 and 2011 is equal to 67.2%. The average daily rate for the competitive set was approximately $124.46 in 2011, which compares to $119.94 for 2010. Average rates began to decline mid-year 2008, and this trend continued in 2009 through much of 2010, along with the contraction of the national economy; however, average rates bottomed out near $119 per room in mid-year 2010. Average rates grew moderately in 2011 as the market recovered from the economic downturn aided by the increase in new supply in the market. The latest year-to-date 2012 data shows continued increases over the same period for 2011, indicating that the recovery is underway as economic conditions strengthen and demand levels continue to rise. These occupancy and average rate trends resulted in a RevPAR level of $85.88 in 2011.

The competitive set’s demand mix has commercial demand representing 50% of the accommodated room nights in the Columbus submarket. The remaining portion comprises meeting and group demand at 35% and leisure reflecting 15%. Demand growth is expected to continue to strengthen through the stabilized year. Considering both current and historical trends, market research projected demand change rates of 3.0% in 2012 and 2.0% in 2013. These rates are followed by projected increases of 2.0% in 2014 and 1.0% in 2015. Meeting and group demand in this competitive set is highly driven by the local corporate entities in the area. A market research report projects demand to increase 1.5% in 2012 and 1.0% in 2013. These rates are followed by projected increases of 1.0% in 2014 and 0.5% in 2015. Leisure demand in the area is generally seasonal and is driven largely by the presence of recreational and cultural attractions hosted by a variety of Ohio State University campus and Downtown Columbus venues, as well as the Columbus Zoo located on the city’s north side. The Ohio Stadium and the Schottenstein Center feature events on a regular basis, including collegiate and youth sports, concerts, and other shows. Nationwide Arena, home of the Columbus Blue Jackets, is the largest venue in the downtown submarket. In addition, the Palace Theatre, Southern Theatre, Ohio Theatre, Columbus Museum of Art, and COSI science museum are all located downtown. Both Easton Town Center and Polaris Fashion Place mall and their surrounding retail centers offer a number of dining and shopping options. Growth related to these leisure attractions is expected to continue to expand modestly in the future. Considering both current and historical trends, a hotel research company projects demand to increase 1.5% in 2012 and 1.0% in 2013. These rates are followed by projected increases of 1.0% in 2014 and 0.5% in 2015.

Operating Performance. According to a travel research report, the Hilton Columbus Property has historically outperformed the selected competitive set in terms of ADR and RevPAR since at least 2010.

Historical Occupancy, ADR, and RevPAR(1)

Hilton Columbus Property	T-12 July 2010	T-12 July 2011	T-12 July 2012
Occupancy	76.5%	80.2%	81.7%
ADR	$164.47	$166.27	$170.65
RevPAR	$125.86	$133.43	$139.38
Competitive Set(2)	T-12 July 2010	T-12 July 2011	T-12 July 2012
Occupancy	62.6%	64.7%	66.2%
ADR	$109.07	$112.30	$118.08
RevPAR	$68.33	$72.62	$78.20
Penetration	T-12 July 2010	T-12 July 2011	T-12 July 2012
Occupancy	122.2%	124.0%	123.4%
ADR	150.8%	148.1%	144.5%
RevPAR	184.2%	183.7%	178.2%
(1)	Source: Travel Research Report.
(2)
Competitive Set includes: The Hilton Columbus Property, Sheraton Hotel Columbus at Capitol Square, Hyatt Regency Columbus, Crowne Plaza Columbus North, Crowne Plaza Columbus Downtown, Marriott Columbus Airport, Westin Columbus, Renaissance Columbus Downtown Hotel, Marriott Columbus Northwest, Hilton Columbus Polaris, and Embassy Suites Columbus Airport.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3900 Chagrin Drive Columbus, OH 43219	Collateral Asset Summary Hilton Columbus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,919,485 63.8% 2.23x 15.2%

Primary Competitive Set(1)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy(2)	ADR(2)	RevPAR(2)

Hilton Columbus Property	313	50%	40%	10%	80.6%	$166.22	$134.05

Embassy Suites Columbus Airport	198	50%	30%	20%	67.0%	$125.00	$83.75

Hilton Columbus Polaris	252	60%	30%	10%	73.0%	$132.00	$96.36

Marriott Columbus Airport	227	40%	40%	20%	59.0%	$131.00	$77.29

Total/Wtd. Avg.	990	50%	35%	15%	71.0%	$141.19	$101.38
(1)	Source: Appraisal.
(2)	Estimated 2011 performance.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	9/30/2012	U/W	U/W per Room
Occupancy	79.3%	81.8%	82.9%	82.9%
ADR	$162.48	$166.22	$169.49	$169.49
RevPAR	$128.86	$136.01	$140.47	$140.47
Room Revenue	$14,721,834	$15,538,295	$16,092,021	$16,092,021	$51,412
F&B Revenue	7,658,820	8,079,167	8,902,699	8,902,699	28,443
Other Revenue	1,456,381	1,341,690	1,545,678	1,545,678	4,938
Total Dept. Revenues	$23,837,035	$24,959,152	$26,540,398	$26,540,398	$84,794
Total Dept. Expenses	8,373,092	8,700,002	9,147,238	9,147,238	29,224
Total Dept. Profit	$15,463,943	$16,259,150	$17,393,160	$17,393,160	$55,569
Total Undistributed Expenses	6,449,401	6,509,697	6,636,161	6,636,163	21,202
Total Fixed Charges	550,337	1,463,663	1,497,316	1,650,798	5,274
Net Operating Income	$8,464,205	$8,285,790	$9,259,683	$9,106,199	$29,093
FF&E	0	0	0	1,061,616	3,392
Net Cash Flow	$8,464,205	$8,285,790	$9,259,683	$8,044,583	$25,702

Property Management.    The Hilton Columbus Property is managed by OHMI, an affiliate of the Borrower.

Lockbox / Cash Management.    The Hilton Columbus Loan is structured with a hard lockbox and springing cash management. Active cash management and a full sweep of excess cash flow are triggered upon (i) an event of default under the Hilton Columbus Property Loan, (ii) bankruptcy or insolvency of Borrower, Sponsor or OHMI, or (iii) the trailing-12 month DSCR as determined by lender falling below 1.25x (each of (i) through (iii) above is a “Cash Sweep Event”). Active cash management without a full sweep of excess cash flow are triggered upon (i) an event of default under the Hilton Columbus Loan, (ii) bankruptcy or insolvency of Borrower, Sponsor or OHMI, or (iii) the trailing-12 month DSCR as determined by lender falling below 1.35x (each of (i) through (iii) above is a “Cash Management Trigger Event”). A Cash Sweep Event and a Cash Management Trigger Event may be cured by the Borrower in respect to each of the foregoing triggers, respectively, as follows: (i) a cure of the applicable event of default, (ii) discharge, stay or dismissal of the bankruptcy petition, or (iii) the trailing-12 month DSCR as determined by lender being greater than 1.40x for two consecutive quarters.

During an active cash management period, but provided no Cash Sweep Event has occurred and is continuing, until the Borrower completes the Renovation, all excess cash will be deposited into the Borrower’s renovation account to be used to pay for the Renovation (to the extent that the anticipated renovation costs exceed the balance on deposit), with any remaining funds released to Borrower. Upon cure of the Cash Sweep Event and completion of the Renovation, funds will be released to Borrower.

Initial Reserves.    None.

Ongoing Reserves.    On a monthly basis, the Borrower is required to deposit (i) during the continuance of a Cash Sweep Event only, 1/12th of the taxes lender estimates into a tax reserve account,  (ii) during the continuance of a Cash Sweep Event only, 1/12th of the insurance amount lender estimates into an insurance reserve account and (iii) 1/12th of 4% of Gross Income into an FF&E and replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3900 Chagrin Drive Columbus, OH 43219	Collateral Asset Summary Hilton Columbus	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$59,919,485 63.8% 2.23x 15.2%

Hilton Columbus
3900 Chagrin Drive
Columbus, OH 43219
Columbus
Westerville Reservoir
DELAWARE COUNTY
FRANKLIN COUNTY
Highbanks Metro Park
Sharon Woods Metro Park
Blendon Woods Metro Park
Whetstone Park of Roses
Westerville
Worthington
Riverlea
Huber Ridge
Minerva Park
Gahanna
Whitehall
Bexley
Reynoldsburg
Grandview Heights
Short North
Downtown
University District
Ohio State University
Port Columbus International Airport
Otterbein College
Ohio Dominican College
Capital University
Columbus State Community Coll.
Easton Town Center
Polaris Fashion Place
Polaris Towne Center
Germain Amphitheater
Glengary Shopping Center
Westerville Square
Westerville Plaza
Westerville Mall
Northland Plaza
The Shops at Worthington Place
Graceland Shopping Center
Busch Boulevard Center
Harding Hospital
Mt. Carmel St Ann's Hospital
Pontifical College Josephinum
State School for the Blind
State School for the Deaf
Ohio St. University Farms
Value City Arena
Ohio Stadium
Wexner Center for the Arts
Columbus Crew Stadium
Ohio State Fairgrounds
Lennox Town Ctr.
Nationwide Arena
Columbus Convention Center
State Capitol
German Village
Cooper Stadium
Cherry Bottom Park
Academy Park
Little Turtle Country Club
New Albany Country Club
Champions Golf Course
Innis Park
Bridgeview Golf Course
Mock Park
Minerva Lake Golf Course
Airport Golf Course
Whiteball Community Park
Columbus Country Club
Gahanna Woods Park
Franklin Park
Ft. Hayes Park
York Golf Club
Lazelle Woods Park
Paul S. Metzger Park
Powell Rd
Polaris Pkwy
Park Rd
County Line Rd
Worthington Galena Rd
Dublin-Granville Rd
Morse Rd
Cooke Rd
Ferris Rd
Easton Way
Sunbury Rd
N. Broadway St
Agler Rd
Hudson St
17th Ave
5th Ave
King Ave
Goodale Blvd
E. Broad St
Broad St
Bryden Rd
E. Main St
Livingston Ave
Town St
Sullivant Ave
Havens Corners Rd
Taylor Rd
Warner Rd
Johnstown Rd
Hamilton Rd
Stygler Rd
Stelzer Rd
Cassady Ave
Cleveland Ave
Westerville Pike
Karl Rd
Maize Rd
High St
Olentangy River Rd
Kenny Rd
Summit St
Joyce Ave
Champion Ave
Nelson Rd
James Rd
Yearling Rd
McNaughten Rd
Taylor Station Rd
Columbus Pike
Old State Hwy
Powell
Dublin
Hilliard
Upper Arlington
Lincoln Village
Lake Darby
Grove City
Groveport
New Albany
Pataskala
Blacklick Estates
Pickerington
Canal Winchester
315
71
270
670
70
161
23
3
710
317
62
16
40
33

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

Mortgage Loan Information			Property Information
Loan Seller(1):	UBSRES / Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Regional Mall
Sponsor:	GGP Limited Partnership		Collateral(4):	Fee Simple / Leasehold
Borrower:	GGP-Newgate Mall, LLC		Location:	Ogden, UT
	Newgate Mall Land Acquisition, LLC		Year Built / Renovated:	1981 / 1992, 2003
Original Balance:	$58,000,000		Total Sq. Ft.(4):	497,962
Cut-off Date Balance:	$58,000,000		Property Management:	Self-managed
% by Initial UPB:	4.0		Underwritten NOI:	$7,019,467
Interest Rate:	3.6930%		Underwritten NCF:	$6,584,356
Payment Date:	1st of each month		Appraised Value:	$83,000,000
First Payment Date:	December 1, 2012		Appraisal Date:	September 25, 2012
Maturity Date:	May 1, 2020
Amortization:	None		Historical NOI
Additional Debt(2):	None		Most Recent NOI:	$6,593,652 (T-12 August 31, 2012)
Call Protection:	L(25), D(61), O(4)		2nd Most Recent NOI:	$6,942,395 (December 31, 2011)
Lockbox / Cash Management:	Hard / Springing		3rd Most Recent NOI:	$7,367,498 (December 31, 2010)

Reserves(3)			Historical Occupancy(5)
	Initial	Monthly	Most Recent Occupancy:	88.4% (September 30, 2012)
Taxes:	$0	Springing	2nd Most Recent Occupancy:	97.3% (December 31, 2011)
Insurance:	$0	Springing	3rd Most Recent Occupancy:	96.3% (December 31, 2010)
Replacement:	$0	Springing
(1)   The Newgate Mall Loan was co-originated by UBSRES (50%) and Barclays Bank PLC (50%).
(2)   Future mezzanine debt is permitted.  See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The Newgate Mall Property has a total of 730,781 sq. ft. including Dillard’s, which owns its own land and improvements, 77,000 sq. ft. non-collateral space occupied by Glow Golf and a 36,900 sq. ft. vacant non-collateral outparcel building.  Cut-Off Date Balance / Sq. Ft. and Balloon Balance / Sq. Ft. are calculated based on the 497,962 sq. ft. of collateral only.
(5)   Historical Occupancy shown in the table above is based on historical operating statements and occupancy percentages provided by the Borrower, exclusive of anchor-owned space. Overall occupancy at Newgate Mall Property is 87.0%; however, excluding the non-collateral anchor spaces and vacant non-collateral outparcel building, which are not part of the Newgate Mall collateral, occupancy is 88.4% as of the rent roll dated September 30, 2012.

TI/LC:	$0	Springing
Ground Rent:	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.(4):		$116
Balloon Balance / Sq. Ft.(4):		$116
Cut-off Date LTV:		69.9%
Balloon LTV:		69.9%
Underwritten NOI DSCR:		3.23x
Underwritten NCF DSCR:		3.03x
Underwritten NOI Debt Yield:		12.1%
Underwritten NCF Debt Yield:		11.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(2)	U/W Annual Base Rent Per Sq. Ft.(3)	% of Owned U/W Base Rent(3)(4)	Lease Expiration	T-12 8/31/12 Total Sales (000s)	Sales Per Sq. Ft.(5)	Occupancy Cost (% of Sales)(5)(6)

Non-Collateral Anchor Tenants
Dillard’s	BB+/Ba3/BB	118,919	16.3%	NAP	NAP	NAP	NAP	NAP	NAP
Glow Golf(7)	NR/NR/NR	77,000	10.5	NAP	NAP	NAP	NAP	NAP	NAP
Subtotal		195,919	26.8%	NAP	NAP		NAP	NAP	NAP

Anchor Tenants
Sears(8)	CCC/B3/CCC+	149,624	20.5%	$2.85	7.0%	7/31/2016	$15,100	$101	3.3%
Subtotal		149,624	20.5%	$2.85	7.0%		$15,100	$101	3.3%

Theater Tenant
Cinemark Tinseltown 14(9)(10)	NR/NR/NR	61,970	8.5%	$11.00	11.1%	12/31/2018	$4,186	$298,986	22.6%
Subtotal		61,970	8.5%	$11.00	11.1%		$4,186	$298,986	22.6%

Major In-Line Tenants
Sports Authority(11)	NR/B3/B-	64,284	8.8%	$6.25	6.6%	1/31/2017	$3,334	$52	14.2%
Quilted Bear	NR/NR/NR	23,361	3.2	$13.00	5.0	6/14/2018	NAV	NAV	NAV
Subtotal		87,645	12.0%	$8.05	11.6%		NAV	NAV	NAV

Other(12)	Various	140,769	19.3%	$30.54	70.3%	Various	$36,892	$361	12.9%
Vacant-Non-Collateral Outparcel	NAP	36,900	5.0%	NAP	NAP	NAP	NAP	NAP	NAP
Vacant	NAP	57,954	7.9%	NAP	NAP	NAP	NAP	NAP	NAP
Total/Wtd. Avg.(13)		730,781	100.0%	$13.90	100.0%		NAP	NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	% of Net Rentable Area is based on total mall sq. ft. of 730,781, inclusive of non-owned anchor tenants.
(3)
U/W Annual Base Rent Per Sq. Ft. and % of Owned U/W Base Rent include contractual rent steps through October 30, 2013 as well as percentage in lieu rent that was calculated based on T-12 8/31/2012 Total Sales.

(4)	% of Owned U/W Base Rent is based on total occupied underwritten base rent and excludes any gross up of vacant space.
(5)	Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on T-12 8/31/2012 Total Sales figures.
(6)
Occupancy Cost (% of Sales) is calculated as the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on T-12 8/31/2012 Total Sales and contractual rent steps through October 30, 2013 and (ii) the tenant-by-tenant expense recoveries per the rent roll dated September 30, 2012, all divided by the T-12 8/31/2012 Total Sales.

(7)	Glow Golf is a month-to-month tenant with a lease term that began May 2012.
(8)	Sears has six, ten-year extension options.
(9)	Cinemark Tinseltown 14 has four, five-year extension options.
(10)	Cinemark Tinseltown 14’s Sales Per Sq. Ft. is calculated on a per-screen (14-screens) basis.
(11)	Sports Authority has four, five-year extension options.
(12)
Other tenant Sales Per Sq. Ft. and Occupancy Cost (% of Sales) include only tenants less than 10,000 sq. ft. that reported both T-12 8/31/2012 Total Sales and 2011 sales (excluding kiosks, ATM, and other non-mall-shop tenants).

(13)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 440,008 and excludes any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.(1)	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)(3)	% U/W Base Rent Rolling(2)(3)	Cumulative % of U/W Base Rent(2)(3)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2013	10	30,917	6.2	30,917	6.2%	$26.37	13.5	13.5%
2014	11	19,103	3.8	50,020	10.0%	$34.10	10.8	24.2%
2015	8	15,057	3.0	65,077	13.1%	$38.25	9.5	33.8%
2016	6	157,112	31.6	222,189	44.6%	$4.45	11.6	45.3%
2017	10	71,625	14.4	293,814	59.0%	$10.29	12.2	57.5%
2018	7	99,259	19.9	393,073	78.9%	$13.20	21.7	79.2%
2019	2	9,452	1.9	402,525	80.8%	$28.71	4.5	83.7%
2020	0	0	0.0	402,525	80.8%	$0.00	0.0	83.7%
2021	1	2,302	0.5	404,827	81.3%	$35.40	1.3	85.0%
2022	9	28,025	5.6	432,852	86.9%	$26.47	12.3	97.3%
Thereafter	2	7,156	1.4	440,008	88.4%	$22.95	2.7	100.0%
Vacant	NAP	57,954	11.6	497,962	100.0%	NAP	NAP
Total / Wtd. Avg.	66	497,962	100.0%			$13.75	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease. Such early termination dates are not considered in this chart.

(2)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through October 30, 2013.
(3)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan.    The Newgate Mall loan (the “Newgate Mall Loan”) is a $58.0 million ($116 per sq. ft. of owned collateral) fixed rate loan secured by the borrower’s fee simple and leasehold interest in a 497,962 sq. ft. (the “Newgate Mall Collateral”) of a 730,781 sq. ft. regional mall located at 3651 Wall Avenue in Ogden, Utah (the “Newgate Mall Property”). The Newgate Mall Collateral includes Sears, Sports Authority, Cinemark Tinseltown 14, and Quilted Bear, and all other mall shop space. The Newgate Mall Collateral does not include anchor Dillard’s, Glow Golf, and a non-collateral vacant outparcel building. The Newgate Mall Loan has a seven and one-half year term.  The Newgate Mall Loan accrues interest at a fixed rate equal to 3.6930% and is interest-only, requiring monthly interest-only payments.

The Newgate Mall Loan proceeds were used to refinance existing debt of approximately $38.0 million, pay closing costs of approximately $379,022 and return equity to the sponsors of approximately $19.6 million.  UBS originated the Newgate Mall Loan in conjunction with Barclays. At closing, UBS funded 50% of total loan proceeds in the amount of $29.0 million. Barclays funded the remaining $29.0 million of the total debt amount.  Based on the appraised value of $83.0 million as of September 25, 2012, the cut-off date LTV is 69.9%.

The Borrower / Sponsor.    The borrowers, GGP-Newgate Mall, LLC and Newgate Mall Land Acquisition, LLC (individually and together, the “Borrower”), are each single purpose, Delaware, limited liability companies structured to be bankruptcy-remote with at least two independent directors in each entity’s organizational structure.  The Borrower is owned and controlled, directly or indirectly, by GGP Limited Partnership, the non-recourse carveout guarantor.  The sponsor of the Borrower is GGP Limited Partnership (“Sponsor”).  The Sponsor’s parent, General Growth Properties, Inc. (“GGP”), is one of the largest owners and operators of regional malls in the nation with an ownership interest in 136 regional malls in 41 states as of December 31, 2011, comprising 58 million sq. ft. of gross leasable area (“GLA”), excluding anchor tenants.  Based on the number of regional malls in the portfolio and total GLA, GGP is the second largest owner of regional malls in the United States. Of the 136 regional malls, 78 are considered Class A regional malls and have average anchor tenant sales exceeding $575 per sq. ft.  GGP has an interest in 125 of the 600 regional malls in the United States with the highest sales per sq. ft.  Together, these regional malls had 2011 average anchor tenant sales per sq. ft. of $505. The Sponsor is also the non-recourse carveout guarantor under the mortgage loan in the pool known as Visalia Mall, which has a cut-off date balance of $74,000,000.

The Property.   The Newgate Mall Property consists of an enclosed, single-level regional mall located at 3651 Wall Avenue approximately 33 miles north of Salt Lake City and 61.5 miles south of the Idaho border.  Anchors and major tenants at the Newgate Mall Property include Dillard’s and Glow Golf (neither of which are included in the Newgate Mall Collateral) as well as Sears, Cinemark Tinseltown 14, and Sports Authority (all included in the Newgate Mall Collateral).  The Newgate Mall Property in line space consists of approximately 60 stores totaling 131,527 sq. ft. inclusive of the food court and kiosks. The Newgate Mall Collateral was 88.4% occupied as of the rent roll dated September 30, 2012 and the Newgate Mall Property was 87.0% occupied as of the same date.  The Newgate Mall Collateral includes two freestanding outparcels that are occupied by America’s Best Contacts and Longhorn Steakhouse, one of which is on land leased by the Borrower under a ground lease.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

The Newgate Mall Property opened in 1981 and has undergone numerous expansions and renovations. Significant additions include new flooring, column wraps and building painting in 1992. The food court was renovated in 2003 which included new floor tile, new chairs and tables, new trash receptacles and column treatments.

The Newgate Mall Property is located at the intersection of Wall Avenue and 36th Street, between Riverdale Road and the combined Interstate 15-84, which share a north/south alignment for approximately 40 miles and connect. Interstate 15 provides direct access to Salt Lake City and is a primary long-haul route for North American commerce between Canada and Mexico, while Interstate 84 connects northern Utah to Boise, Idaho, and Portland, Oregon. Regional access is provided by Interstate 15 and Interstate 84, and where the Interstates combine are approximately 1.0 mile northwest of the Newgate Mall Property.  The Newgate Mall Property is located in Ogden, Weber County, Utah.  Ogden is the county seat of Weber County. Ogden serves as a transportation, service and healthcare hub for much of the northern Wasatch region.  The local area is a regionally-oriented commercial district centered on Riverdale Road, spanning approximately 2.6 miles, with the defined area containing over 4.2 million sq. ft. of retail space, including seven anchored shopping centers with over 100,000 sq. ft. and represents the largest concentration of retail inventory within Utah north of Salt Lake City. The local area economy benefits from its proximity to Hill Air Force Base, the largest employer in Ogden-Clearfield MSA and sixth largest employer in the State of Utah, and is 12.4 miles south of the Newgate Mall Property.  Hill Air Force Base employs 22,500 individuals and is the home of the Air Force Materiel Command’s (AFMC) Ogden Air Logistics Complex, which is the worldwide manager for a wide range of aircraft, engines, missiles, software, avionics, and accessories components.  Other significant local developments located in close proximity of the Newgate Mall Property include Ogden-Hinckley Airport approximately 1.0 mile west, McKay-Dee Hospital Center approximately 1.8 miles east, and Weber State University (25,000 enrolled students) approximately 2.0 miles east. According to the appraiser, the Newgate Mall Property’s trade area is projected to include 460,303 people (within a 15 mile radius as of 2013) with an average household income of $70,347.

The chart below details the Newgate Mall Property’s tenancy by general type.

Newgate Mall Tenant Type Summary
Tenant Type	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total U/W Base Rent(1)(2)	Average Remaining Lease Term (Yrs )	T-12 8/31/2012 Sales Per Sq. Ft.	Occupancy Cost %(3)
Anchor Tenants (non-collateral)(4)	232,819	NAP	NAP	NAP	NAP	NAP	NAP

Anchor Tenants (collateral)	149,624	30.0%	$2.85	7.0%	3.7	$101	3.3%
Major In-Line > 10,000 – Comp	64,284	12.9	$6.25	6.6	4.2	$52	14.2%
Major In-Line > 10,000 – Non-Comp	23,361	4.7	$13.00	5.0	5.5	NAV	NAV
Theater(5)	61,970	12.4	$11.00	11.1	6.1	$298,986	22.6%
In-Line < 10,000 – Comp	95,910	19.3	$28.31	44.4	3.1	$349	12.3%
In-Line < 10,000 – Non-Comp	29,187	5.9	$37.35	17.8	8.0	NAV	NAV
Food Court	6,252	1.3	$47.37	4.8	3.7	$513	18.5%
ATM/Kiosk/Other(6)	178	0.0	$324.35	0.9	2.4	$1,437	14.8%
Outparcel	9,242	1.9	$15.15	2.3	7.0	NAV	NAV
Vacant	57,954	11.6	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(7)(8)(9)	497,962	100.0%	$13.90	100.0%
(1)	U/W Annual Base Rent Per Sq. Ft. and % of Total U/W Base Rent include contractual rent steps through October 31, 2013 and percentage in lieu rent that was calculated based on T-12 8/31/2012.
(2)	% of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(3)
Occupancy Cost %  is calculated as the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on T-12 8/31/2012 total sales and contractual rent steps through October 30, 2013 and (ii) the tenant-by-tenant expense recoveries per the rent roll dated September 30, 2012, all divided by the T-12 8/31/2012 total sales.

(4)	Non-collateral includes the Dillard’s (118,919 sq. ft.), Glow Golf (77,000 sq. ft.), and a vacant non-collateral outparcel building (36,900 sq. ft.).
(5)	Tenant’s T-12 8/31/2012 Sales Per Sq. Ft. is calculated on a per-screen (14-screens) basis.
(6)	ATM/Kiosk/Other % of Net Rentable Area is equal to 0.04%
(7)	Total U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft., and excludes any gross up of vacant space.
(8)	Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 440,008.
(9)	Total Net Rentable Area (Sq. Ft.) excludes non-collateral tenants.

The Market.    The Newgate Mall Property is located in Ogden, Utah, within close proximity to Interstate 15 and Interstate 84, approximately 1.6 miles south of the Ogden Central Business District (CBD). The Newgate Mall Property is considered a suburban location and is approximately 33 miles north of Salt Lake City. With a trade area of a 15-mile radius, the Newgate Mall Property is considered the primary shopping destination for Ogden’s residents as it is anchored by the only Dillard’s and Sears in the trade area, a Sports Authority and a 14 screen, stadium-style Cinemark Theatre and its diverse roster of national tenants.  Other retail shopping

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

centers in the area do not have a similar tenant profile. Primary access is provided by Wall Avenue which intersects with Riverdale Road and 36th Street, and Riverdale Road intersects with Interstates 15 and 84. Riverdale Road runs southwest toward Interstates 15 and 84, and the Interstates merge together and run north/south through Ogden.

The area surrounding the Newgate Mall Property consists of primarily retail/commercial development along Riverdale Road. Large scale retail developments are prevalent in the immediate area with several regional and community-oriented centers located within two miles of the Newgate Mall Property. The remainder of the uses surrounding the Newgate Mall Property is predominantly commercial with some light industrial and automotive sales uses scattered throughout the area.  The Newgate Mall Property is the one of several regionally-oriented shopping centers within the Riverdale Road commercial corridor, the primary commercial district within the Ogden-Clearfield MSA.

The Newgate Mall Property is located in northern Utah in the Ogden-Clearfield Metropolitan Statistical Area (MSA), which had a 2013 estimated population of approximately 1,171,412 residents. Between 2000 and 2012, the MSA and State population expanded annually by 2.05% and 2.07%, respectively.  Population growth in the MSA is projected to increase 1.4% annually through 2018. The Newgate Mall Property’s trade area within a 6- and 15-mile radius experienced positive annual population growth over the period 2000-2012 at 0.7% and 2.1%, respectively. The 2012 population for the 6- and 15-mile radius is 209,646 and 469,660, respectively.  Through 2017, the population within 6- and 15-mile radii is expected to continue to grow at 0.85% (218,758), and 1.67% (510,156), respectively.

Average estimated household income for 2013 in the 6- and 15-mile radii equaled $60,574 and $70,347, respectively, compared to the Utah average of $67,124.  In the Newgate Mall Property’s 6-mile radius, approximately 7% of the population has an average household income of $100,000 or more.

The chart below details the Newgate Mall Property’s competitive set.

Competitive Property Summary(1)
Property	Retail Type	Year Built / Renovated	Total GLA	Anchor Tenants	Occupancy %(2)	Proximity (miles)
Newgate Mall Property	Regional Mall	1981 / 1992, 2003	730,781	Dillard’s Sears Sports Authority Cinemark Theater	87.0%(3)	Subject
Riverdale Center	Power Center	1946 / 2002	674,942	Lowe’s, JC Penney RC Wiley	90.0%	0.2
The Family Center	Power Center	1994 / NAP	1,026,960	Wal-Mart, Super Target Sam’s Club, Gordmans	86.0%	1.7
Park Plaza	Community Center	2008 / NAP	243,517	Lowe’s, Kohl’s	97.0%	6.7
Clinton Pines	Community Center	2000 / NAP	326,562	Wal-Mart	99.0%	6.8
Layton Marketplace	Community Center	1995 / NAP	303,242	Target	98.0%	9.9
Layton Hills Mall	Regional Mall	1980 / 1998	622,764	Macy’s, JC Penney Dick’s Sporting Goods	89.0%	10.6
(1)	Source: Appraisal
(2)	Based on total mall GLA including any non-owned anchors.
(3)	Occupancy of the Newgate Mall Collateral is 88.4%.

The Newgate Mall Property is a regional shopping center with a wide mix of tenants. The potential trade area for the Newgate Mall Property is defined as being the largest enclosed shopping center within the Ogden-Clearfield MSA.  The nearest competitive mall to the Newgate Mall Property is Layton Hills Mall, which is 10.6 miles south of the Newgate Mall Property.  Riverdale Center and The Family Center at Riverdale are both power centers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	T-12 8/31/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$5,796,860	$5,788,770	$5,631,507	$5,561,753	$6,010,595	$12.07
Rent Steps(3)	0	0	0	0	37,833	0.08
Percentage Rent(4)	215,911	173,468	226,137	204,111	65,609	0.13
Value of Vacant Space(5)	0	0	0	0	1,557,431	3.13
Gross Potential Rent	$6,012,771	$5,962,238	$5,857,644	$5,765,864	$7,671,469	$15.41
Total Recoveries	2,748,660	2,768,445	2,658,194	2,616,442	2,779,128	5.58
Total Other Income(6)	1,993,610	2,045,254	1,909,425	1,773,982	1,809,461	3.63
Less: Vacancy(7)	0	0	0	0	(1,557,431)	(14.9%)
Effective Gross Income	$10,755,041	$10,775,937	$10,425,263	$10,156,288	$10,702,626	$21.49
Total Operating Expenses	3,231,793	3,408,439	3,482,868	3,562,636	3,683,159	7.40
Net Operating Income	$7,523,248	$7,367,498	$6,942,395	$6,593,652	$7,019,467	$14.10
TI/LC	0	0	0	0	315,601	0.63
Capital Expenditures	0	0	0	0	119,511	0.24
Net Cash Flow	$7,523,248	$7,367,498	$6,942,395	$6,593,652	$6,584,356	$13.22
(1)	U/W Per Sq. Ft. based on collateral sq. ft. of 497,962.
(2)	U/W Base Rent is based on the rent roll dated September 30, 2012.
(3)	U/W Rents Steps includes contractual rent increases through October 30, 2013.
(4)	U/W Percentage Rent is based on breakpoints and % per the rent roll dated September 30, 2012 and T-12 8/31/2012 Total Sales.
(5)	U/W Value of Vacant Space is based on the vacant sq. ft. as of the rent roll dated September 30, 2012 grossed up at the appraiser’s market rent conclusion for each respective space type.
(6)	Total Other Income is based on T-12 8/31/2012 and contains U/W Non-Rental Income based on T-12 8/31/2012 specialty leases and storage income.
(7)	U/W in-Less: Vacancy is based on actual vacancy per rent roll dated September 30, 2012 with vacant space grossed up at average similar rents.

Anchor Tenants Historical Sales Per Sq. Ft.(1)
Tenant	2010	2011	T-12 (8/31/2012)
Sears	$102	$101	$101
(1)	Based on historical sales statements provided by the Borrower.

Property Management.    The Newgate Mall Property is self-managed.

Lockbox / Cash Management.    The Newgate Mall Loan is structured with a hard lockbox and springing cash management.  All excess cash will be swept into a lender controlled account upon the occurrence of one of the following events: (i) an event of default by the Borrower, (ii) certain bankruptcy events relating to the Borrower, the Sponsor or property manager, or (iii) an event of default under a mezzanine loan, if any exist. (a “Cash Sweep Event”).

Initial Reserves.    None.

Ongoing Reserves.    During the continuation of a Cash Sweep Event, the Newgate Mall Loan documents require monthly escrows to be deposited in the amount of (i) 1/12 of the taxes lender estimates will be payable into a tax reserve account, (ii) 1/12 of the insurance premium lender estimates will be payable into an insurance reserve account, (iii) $9,959 into a capital expenditure/replacement reserve account which reserve is capped at $119,510, (iv) $23,671 into a TI/LC reserve account which reserve is capped at $284,054 and (v) 1/12 of the annual ground rent into a ground rent reserve account.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The Newgate Mall Loan documents permit future mezzanine debt subject to the satisfaction of certain conditions including, among other things, based on the combined mortgage and mezzanine loan (i) the LTV will not be greater than 66.4%, and (ii) the DSCR will not be less than 3.22x.

Ground Lease. A portion of the Newgate Mall Property (consisting of one freestanding parcel occupied by Longhorn Steakhouse), is leased by the Borrower under a ground lease that expires January 1, 2088.  The rent due under the ground lease is payable in semi-annual installments of $30,102. The Borrower has the unilateral option to terminate the ground lease on or before December 1, 2018

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

and every five (5) years thereafter.  The Borrower also has the option to purchase the ground leased parcel on January 1, 2014 and every five (5) years thereafter.

Partial Release. The borrower may obtain the free release of one or more vacant, non-income producing parcels or out-lots or parcels acquired after loan origination so long as the release’s in compliance with REMIC requirements.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

NEWGATE MALL

N
Sports Authority
Dillard's
Sears
Cinemark Tinseltown 14
Pretzelmaker/ TCBY
See's Candies
Eyebrow Designer 21
Fred Meyer Jewelers
Kiddie Kandids
MasterCuts
Icing by Claire's
Journeys
Yankee Candle
Zumiez
Foot Locker
Deb
Things Remembered
Fanzz
Gymboree
American Eagle
Hot Topic
Wet Seal
PacSun
Bath & Body Works
Motherhood Maternity
Downeast Basics
GNC
Express
Mr. Mac
Buckle
Chick-Fil-A
Greek Garden
Chinese Gourmet
Subway
Sansei Japanese Gourmet
Aeropostale
Lids
T-Mobile
Mrs. Fields Cookies
Spring Communications
Jungle Juice
Pretzelmaker/ Freshens
Morgan Jewelers
Famous Footwear
Times Ticking
Piercing Pagoda
Victoria's Secret
Spencer Gifts
Eddie Bauer
Vanity
Payless ShoeSource
Forever Young Shoes
Deja Vu
ATM
Bliss
Tie Shop
Bout Time
Specialty Leasing
Vacant

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3651 Wall Avenue Ogden, UT 84405	Collateral Asset Summary Newgate Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$58,000,000 69.9% 3.03x 12.1%

Newgate Mall
3651 Wall Avenue
Ogden, UT 84405
Plain City
Farr West
Weber County Fairgrounds
Harrisville
Pioneer Rd.
Mulligans Golf Course
Ogden-Weber Applied Technology College
FRONTRUNNER
2nd St.
7th St.
N. Wall Ave.
N 1200 W
Slaterville
W 1200 S
W. 12th St.
12th St.
Ogden
Stevens-Henager College
Temple Square
20th St.
Ogden Eccles Conference Ctr.
OGDEN
24th St.
W 2550 S
WEBER COUNTY
Washington Blvd
WASATCH MOUNTAINS
S 1900 W
31st St.
S. Wall Ave.
West Haven
Ogden-Hinckley Airport
Harrison Blvd.
Mount Ogden Golf Course
Mount Ogden Park
Weber State University
Mus. of Natural Science & Planetarium
McKay-Dee Surgery Ctr.
Stewart Stadium
McKay-Dee Hospital
Dee Event Center & Ice Sheet
W 4000 S
ROY
Roy
Riverdale
Ogden Golf and Country Club
Riverdale Rd.
The Family Center at Riverdale
Roneer Park
Washington Terrace
South Ogden
S 3500 W
Eagle Lake Golf Course
Schneiters Riverside Golf Course
Hill Aerospace Museum
Ogden Regional Medical Ctr.
South Weber Dr.
Uintah
Clinton
Clinton Rd.
Sunset
South Weber
N 200 W
N 100 W
N. Main St.
Hill Air Force Base
West Point
Clearfield
Hubbard Golf Course
Sun Hills Golf Course
DAVIS COUNTY
Syracuse
Freeport Center
WASATCH NATIONAL FOREST
Layton
CLEARFIELD
Davis Hospital
Salt Lake City Intl. Airport 29 miles
W. Antelope Dr.
Great Salt Lake
Ogden
Roy
Clearfield
Layton
Bountiful
North Salt Lake
Salt Lake City
WASATCH RANGE
West Valley City
South Salt Lake
Taylorsville
Murray
Park City
Holladay
Midvale
West Jordan
Tooele
South Jordan
Sandy
Heber
Riverton
Draper
American Fork
Orem
Provo
Utah Lake

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

401 Route 3 Clifton, NJ 07014	Collateral Asset Summary Clifton Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,900,000 74.9% 1.27x 8.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

401 Route 3 Clifton, NJ 07014	Collateral Asset Summary Clifton Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,900,000 74.9% 1.27x 8.0%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	The Related Companies, L.P.		Collateral(3):	Fee Simple / Leasehold
Borrower:	Clifton Commons I, L.L.C.		Location:	Clifton, NJ
	Clifton II, LLC		Year Built / Renovated:	1999 / NAP
Original Balance:	$53,900,000		Total Sq. Ft.:	187,927
Cut-off Date Balance:	$53,900,000		Property Management:	Related Management Company, L.P.
% by Initial UPB:	3.7%		Underwritten NOI:	$4,288,597
Interest Rate:	4.4480%		Underwritten NCF:	$4,140,720
Payment Date:	6th of each month		Appraised Value:	$72,000,000
First Payment Date:	November 6, 2012		Appraisal Date:	October 3, 2012
Maturity Date:	October 6, 2022
Amortization:	Interest-only for 60 months;		Historical NOI
	360 months thereafter		Most Recent NOI:	$4,493,065 (T-12 April 30, 2012)
Additional Debt:	None		2nd Most Recent NOI:	$4,536,088 (December 31, 2011)
Call Protection:	L(26), D(87), O(7)		3rd Most Recent NOI:	$4,488,974 (December 31, 2010)
Lockbox / Cash Management:	Hard / In Place
			Historical Occupancy(4)
Reserves(1)			Most Recent Occupancy:	100.0% (May 30, 2012)
	Initial	Monthly	2nd Most Recent Occupancy:	100.0% (December 31, 2011)
Taxes:	$508,268	$168,055	3rd Most Recent Occupancy:	100.0% (December 31, 2010)
Insurance:	$12,083	$1,046	(1) See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   As of the cut-off date and during the initial interest-only period, the Underwritten NOI DSCR and NCF DSCR are 1.76x and 1.70x, respectively.
(3)   Clifton II, LLC leases a portion of the Clifton Commons Property from Target Corporation under a lease that expires January 6, 2101, with one 98-year extension option expiring January 6, 2199.
(4)   Historical Occupancy shown in the table above is based on historical operating statements and occupancy percentages provided by the Borrower, inclusive of ground leased space.

Replacement:	$0	$1,566
TI/LC:	$0	$9,974

Financial Information
Cut-off Date Balance / Sq. Ft.:		$287
Balloon Balance / Sq. Ft.:		$262
Cut-off Date LTV:		74.9%
Balloon LTV:		68.4%
Underwritten NOI DSCR(2):		1.32x
Underwritten NCF DSCR(2):		1.27x
Underwritten NOI Debt Yield:		8.0%
Underwritten NCF Debt Yield:		7.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

401 Route 3 Clifton, NJ 07014	Collateral Asset Summary Clifton Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,900,000 74.9% 1.27x 8.0%

Anchor and Major Tenant Summary
	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(2)	% of Owned U/W Base Rent(2)(3)	Lease Expiration	T-12 4/30/2012 Total Sales (000s)	Sales Per Sq. Ft.(4)	Occupancy Cost (% of Sales)(4)(5)
Anchor Tenants
Sports Authority	NR/B3/B-	44,000	23.4%	$25.30	24.1%	3/31/2014	NAV	NAV	NAV
Barnes & Noble	NR/NR/NR	35,658	19.0	$19.00	14.7	5/31/2014	$11,845	$332	11.3%
Subtotal / Wtd. Avg.		79,658	42.4%	$22.48	38.7%		NAV	NAV	NAV

Theater Tenant
AMC Theater(6)(7)	B/B2/NR	65,043	34.6%	$24.68	34.7%	5/31/2019	$14,901	$931,339	18.9%
Subtotal / Wtd. Avg.		65,043	34.6%	$24.68	34.7%		$14,901	$931,339	18.9%

Major In-Line Tenants
Party City(8)	NR/B2/B	11,071	5.9%	$30.25	7.2%	4/30/2014	NAV	NAV	NAV
Subtotal / Wtd. Avg.		11,071	5.9%	$30.25	7.2%		NAV	NAV	NAV

Other(9)	Various	32,155	17.1%	$27.72	19.3%	Various	$15,324	$721	6.5%
Vacant	NAP	0	0.0	NAP	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.		187,927	100.0%	$24.60	100.0%		NAP	NAP	NAP
(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
U/W Annual Base Rent Per Sq. Ft. and% of Owned U/W Base Rent include percentage in lieu rent that was calculated based on T-12 4/30/2012 Total Sales, except for AMC Theater, Shannon Rose, and Chevy’s which reports their respective 2011 fiscal year-end sales on 10/31/2011, 12/31/2011, and 5/31/2012.

(3)	% of Owned U/W Base Rent is based on the total occupied underwritten base rent and excludes any gross up of vacant space.
(4)
Sales Per Sq. Ft. and Occupancy Cost (% of Sales) are based on T-12 4/30/2012 total sales figures except for AMC Theater, Shannon Rose, and Chevy’s, which reports their respective 2011 fiscal year sales ending 10/31/2011, 12/31/2011, and 5/31/2012.

(5)
Occupancy Cost (% of Sales) is calculated as the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on T-12 4/30/2012 Total Sales except for AMC Theater, Shannon Rose, and Chevy’s, which reports their respective 2011 fiscal year sales ending 10/31/2011, 12/31/2011, and 5/31/2012, and (ii) the tenant-by-tenant expense recoveries per the rent roll dated May 30, 2012, all divided by the T-12 4/30/2012 total sales except for AMC Theater, Shannon Rose, and Chevy’s, which reports their respective 2011 fiscal year sales ending 10/31/2011, 12/31/2011, and 5/31/2012.

(6)
AMC Theater has the option to terminate its lease if its cash flow is less than $500,000 for two consecutive years or if cash flow is negative for one full lease year. In the event AMC’s termination rights are triggered and it elects to terminate its lease, AMC will be required to pay as a penalty the present value (discounted at US Treasuries plus 2%) of 80% of its contractual rent through the balance of its lease term.

(7)	AMC Theater’s Sales Per Sq. Ft. is calculated on a per-screen (16-screens) basis.
(8)	Party City owns its building and leases the land from the Borrower.
(9)
Other tenant Sales Per Sq. Ft. and Occupancy Cost (% of Sales) includes Shannon Rose, Chevy’s, and Applebee’s that reported both fiscal YE 2010 and YE 2011 sales with their respective 2011 fiscal years ending 12/31/2011, 5/31/2012, and 4/30/2012.

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(2)	% U/W Base Rent Rolling(2)	Cumulative % of U/W Base Rent(2)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2013	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2014	4	94,541	50.3	94,541	50.3%	$23.83	50.5	50.5%
2015	0	0	0.0	94,541	50.3%	$0.00	0.0	50.5%
2016	0	0	0.0	94,541	50.3%	$0.00	0.0	50.5%
2017	0	0	0.0	94,541	50.3%	$0.00	0.0	50.5%
2018	0	0	0.0	94,541	50.3%	$0.00	0.0	50.5%
2019	1	65,043	34.6	159,584	84.9%	$24.68	36.0	86.5%
2020	0	0	0.0	159,584	84.9%	$0.00	0.0	86.5%
2021	0	0	0.0	159,584	84.9%	$0.00	0.0	86.5%
2022	0	0	0.0	159,584	84.9%	$0.00	0.0	86.5%
Thereafter	4	28,343	15.1	187,927	100.0%	$21.17	13.5	100.0%
Vacant	NAP	0	0.0	187,927	100.0%	NAP	NAP
Total / Wtd. Avg.	9	187,927	100.0%			$23.72	100.0%
(1)
Certain tenants may have early termination options that may become exercisable prior to the stated lease expiration date in the subject lease. Such early termination dates are not considered in this chart.

(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

401 Route 3 Clifton, NJ 07014	Collateral Asset Summary Clifton Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,900,000 74.9% 1.27x 8.0%

The Loan.    The Clifton Commons loan (the “Clifton Commons Loan”) is a $53.9 million ($287 per sq. ft.) fixed rate loan secured by the borrower’s fee simple and leasehold interest in a 187,927 sq. ft. shopping center located at 401 Route 3 in Clifton, New Jersey (the “Clifton Commons Property”). Major national tenants at the Clifton Commons Property include AMC Theater, Sports Authority, Barnes & Noble, and Party City.  The $53.9 million first mortgage loan has a 10-year term, and amortizes on a 30-year schedule after an initial interest-only period of 60 months.  The Clifton Commons Loan accrues interest at a fixed rate equal to 4.4480%.

The Clifton Commons Loan proceeds were used to refinance existing debt of approximately $29.8 million, pay closing costs of approximately $348,573, fund upfront escrows and reserves of approximately $520,351 and a return equity to the Sponsors of approximately $23.8 million.  Based on the appraised value of $72.0 million as of October 3, 2012, the cut-off date LTV is 74.9%.

The Borrower / Sponsor.    The borrowers, Clifton Commons I, L.L.C. (“Clifton I”) and Clifton II, LLC (“Clifton II”), (collectively, the “Borrower”) are two single purpose Delaware limited liability companies structured to be bankruptcy-remote entities, with at least one independent director in each organizational structure.  The Related Companies, L.P. (“Related Companies” or the “Sponsor”) owns an indirect 80.499% ownership interest in Clifton I, with the balance of the ownership interests in Clifton I owned directly or indirectly by ten other entities or individuals, none of which owns greater than a 4.25% interest in Clifton I.  Related Companies owns an indirect 69.789% ownership interest in Clifton II, with the balance of the ownership interests in Clifton II owned directly or indirectly by ten other entities or individuals, none of which owns greater than a 9.01% interest in Clifton II.

Founded in 1972, Related Companies has experience in the development, construction, acquisition, finance, and management of real estate assets. Related Companies has over 2,000 employees in eight offices nationwide, led by a senior management team with an average of 29 years in real estate. Related Companies owns and operates over 17,500 residential units composed of 4,500 luxury residential rental units, and 13,000 affordable units. In addition, Related Companies own and operate approximately 11 million square feet of commercial space in retail centers, office buildings, trade show space, and mixed-use facilities as of June 2012. Its entire portfolio is valued at over $15 billion. The company has developed over $22 billion of real estate since its inception.  Related Companies is the nation’s largest developer, having built over 33,000 residential units and over 15 million square feet of commercial and mixed-use properties.

The Property.   The Clifton Commons Property consists of eight, one-story buildings plus one two-story building located at 401 Route 3 in Clifton, New Jersey, approximately 13 miles northwest of Midtown Manhattan and 9 miles north of Newark, New Jersey.  Anchors at the Clifton Commons Property include AMC Theater, Sports Authority and Barnes & Noble.  Other national tenants include Party City, Applebee’s and Wells Fargo. Chevy’s, Applebee’s, Wells Fargo, Spuntino’s Wine Bar & Italian Tapas, and Shannon Rose own their buildings situated on land ground leased from the Borrower.  The Clifton Commons Property is shadow anchored by a Stop & Shop supermarket, Staples, and Target.  The Shannon Rose and Spuntinos Wine Bar & Italian Tapas restaurant tenants are located on land owned by Target corporation (approximately 83,860 sq. ft.) and leased to the Borrower under a ground lease that expires January 6, 2101.  The Clifton Commons Property was 100.0% occupied for the past five years and is currently 100.0% occupied as of the rent roll dated May 30, 2012.  The Clifton Commons Property was developed by the Borrower in 1999.

The Clifton Commons Property is located along the westbound lanes (north side) of State Highway Route 3 between the Passaic and Bloomfield Avenue intersections.  Route 3 is a six-lane highway which traverses east/west through Clifton.  Over the past 15 years, the Route 3 corridor has transformed from an industrial corridor to a retail/shopping corridor. The Clifton Commons Property is located in a highly built-up community in the southern most section of Clifton, Passaic County, New Jersey. Land uses in the area include a mix of commercial and residential developments, motels, restaurants, industrial buildings, car dealerships, gas stations, and numerous retail shopping centers and various other free standing retail stores.  The area is also home to several prominent private national and regional companies including Verizon, AT&T, Continental/United Airlines, Prudential, and Public Service Enterprise Group, each with over 12,000 employees.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

401 Route 3 Clifton, NJ 07014	Collateral Asset Summary Clifton Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,900,000 74.9% 1.27x 8.0%

The chart below details the Clifton Commons Property’s tenancy by general type.

Clifton Commons Tenant Type Summary
Tenant Type	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Annual Base Rent Per Sq. Ft.(1)	% of Total U/W Base Rent(1)(2)	Average Remaining Lease Term (Yrs)	T-12 4/30/2012 Sales Per Sq. Ft.(3)	Occupancy Cost %(3)(4)
Anchor Tenants	79,658	42.4%	$22.48	38.7%	1.4	NAV	NAV
Theater(5)	65,043	34.6	$24.68	34.7	6.5	$931,339	18.9%
Major In-Line > 10,000 sq. ft.	11,071	5.9	$30.25	7.2	1.4	NAV	NAV
In-Line < 10,000 sq. ft.(6)	32,155	17.1	$27.72	19.3	12.3	$721	6.5%
Vacant	0	0.0	NAP	NAP	NAP	NAP	NAP
Total / Wtd. Avg.(7)(8)	187,927	100.0%	$24.60	100.0%
(1)   U/W Annual Base Rent Per Sq. Ft. and % of Total U/W Base Rent include percentage in lieu rent that was calculated based on T-12 4/30/2012 Total Sales except for AMC Theater, Shannon Rose, and Chevy’s which reports their respective 2011 fiscal year sales ending 10/31/2011, 12/31/2011, and 5/31/2012.
(2)   % of Total U/W Base Rent is based on the underwritten occupied base rent and underwritten occupied sq. ft. and excludes any gross up of vacant space.
(3)   T-12 4/30/2012 Sales Per Sq. Ft. and Occupancy Cost % includes AMC Theater, Shannon Rose, and Chevy’s, that reported both fiscal YE 2010 and YE 2011 sales with their respective 2011 fiscal year sales ending 10/31/2011, 12/31/2011, and 5/31/2012.
(4)   Occupancy Cost % is calculated as the sum of (i) underwritten base rent, inclusive of percentage in lieu rent that was calculated based on T-12 4/30/2012 total sales except for AMC Theater, Shannon Rose, and Chevy’s, which reports their respective 2011 fiscal year sales ending 10/31/2011, 12/31/2011, and 5/31/2012 and (ii) the tenant-by-tenant expense recoveries per the rent roll dated May 30, 2012, all divided by the T-12 4/30/2012 total sales except for AMC Theater, Shannon Rose, and Chevy’s, which reports their respective 2011 fiscal year sales ending 10/31/2011, 12/31/2011, and 5/31/2012.
(5)   AMC Theater’s T-12 4/30/2012 Sales Per Sq. Ft. is calculated on a per-screen (16-screens) basis.
(6)   In-Line < 10,000 sq. ft. includes ground lease tenants Shannon Rose, Chevy’s, Spuntino’s Wine Bar & Italian Tapas, Applebee’s, and Wells Fargo.
(7)   Total U/W Annual Base Rent Per Sq. Ft. is based on the underwritten occupied base rent and underwritten occupied sq. ft. and excludes any gross up of vacant space.
(8)   Wtd. Avg. U/W Annual Base Rent Per Sq. Ft. is based on total occupied collateral sq. ft. of 187,927.

The Market.    The Clifton Commons Property is located in Clifton, New Jersey, within 2.5 miles southeast of the Garden State Parkway which traverses north/south through Clifton and merges with Route 3.  Primary access to the City of Clifton is provided by the New Jersey Turnpike (I-95), the Garden State Parkway, Route 3, Route 21, and Interstate 80, each six-lane divided highways providing travel in all directions.  Additionally, Route 46, a four-lane divided highway, provides east/west travel.  New Jersey Transit also provides public rail and bus transportation to the area (bus transportation is available directly at the Clifton Commons Property) and the Newark International Airport is located approximately 13 miles to the south.

The Clifton Commons Property is situated within the retail corridor following Route 3, which provides the area with direct access to Manhattan and has a reported traffic count of 137,000 vehicles per day.  Residential development within the neighborhood is primarily located along secondary arterial roadways. The northern New Jersey retail market contains approximately 21,469,000 sq. ft. of space and the Clifton Commons Property retail submarket contains approximately 3,448,000 sq. ft., or 16.1% of the region’s inventory.

The Clifton Commons Property is located in northern New Jersey in the NY-NJ-PA Core Based Statistical Area (CBSA), in the Northern New Jersey (NNJ) region.  Between 2000 and 2012, population in the Clifton Commons CBSA increased 3.7% compared to 5.1% for the entire state over the same period.  The Clifton Commons Property’s trade area within a 1-, 3- and 5-mile radius experienced positive annual population growth over the period 2000-2012 at 1.0%, 0.2% and 0.2%, respectively. The estimated population as of 2012 within a 1-, 3-, and 5-mile radius of the Clifton Commons Property is 17,924, 259,882 and 598,092, respectively.  Through 2017, the populations within 1-, 3- and 5-mile radii are expected to continue to grow at 0.5%, 0.1% and 0.1%, respectively.  Average household income for 2012 in the 1-, 3-, 5-mile radii equaled $90,821, $76,268, and $76,560, respectively, compared to the New Jersey average of $88,846.  In the Clifton Commons Property’s 5-mile radius, approximately 9.3% of the population has an average household income of $100,000 or more.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

401 Route 3 Clifton, NJ 07014	Collateral Asset Summary Clifton Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,900,000 74.9% 1.27x 8.0%

The chart below details the Clifton Commons Property’s competitive set.

Competitive Property Summary(1)
Property	Year Built / Renovated	Total GLA	Anchor Tenants	Occupancy %(2)	Proximity (miles)
Clifton Commons Property	1999 / NAP	187,927	AMC Theater Sports Authority Barnes & Noble	100.0%	Subject
River Front Center	2006 / NAP	119,300	Bed Bath & Beyond, Michaels	100.0%	0.1
Kohl’s Shopping Center	1971 / 2000	165,000	Kohl’s, Famous Footwear, Dollar Tree	99.0%	0.4
Clifton Towne Center	1988 / 2012	69,346	Annie Sez, Sleepy’s, Amazing Savings	94.0%	1.2
Promenade Shops at Clifton	2008 / 2011	144,852	LA Fitness, Stew Leonards	98.0%	1.2
Mandee Center	2009 / NAP	23,500	Mandee, Liquor Locker	100.0%	1.2
Styretown Shopping Center	1952 / 2000	228,481	Acme Supermarket, Modell’s, CVS	97.0%	1.5
Route 3 Plaza	1999 / NAP	18,588	Sears Appliance, Petco, Fed Ex	100.0%	2.5
Veteran’s Square	2002 / NAP	116,227	Shop Rite, Staples, GNC	90.0%	2.6
Lyndhurst Towne Center	NAV / NAV	91,800	T.J. Maxx, Dollar Tree, Rite Aid	97.0%	3.0
Lewandowski Commons	2000 / NAV	100,000	Stop N Shop, Curves	90.0	3.2
(1)	Source: Appraisal.
(2)	Based on total Shopping Center GLA, including ground lease tenants.

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2009	12/31/2010	12/31/2011	T-12 4/30/2012	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)	$4,403,409	$4,458,561	$4,428,251	$4,428,254	$4,457,873	$23.72
Percentage Rent(3)	372,627	215,635	173,366	173,366	164,464	0.88
Gross Potential Rent	$4,776,036	$4,674,196	$4,601,617	$4,601,620	$4,622,338	$24.60
Total Recoveries	2,893,150	3,100,817	3,334,085	3,172,111	3,314,984	17.64
Total Other Income(4)	35,226	57,155	73,647	67,783	67,783	0.36
Less: Vacancy(5)	0	0	0	0	(216,689)	(2.7%)
Effective Gross Income	$7,704,412	$7,832,168	$8,009,349	$7,841,514	$7,788,416	$41.44
Total Operating Expenses	3,114,215	3,343,194	3,473,261	3,348,449	3,499,819	18.62
Net Operating Income	$4,590,197	$4,488,974	$4,536,088	$4,493,065	$4,288,597	$22.82
TI/LC	0	0	0	0	119,688	0.64
Capital Expenditures	0	0	0	0	28,189	0.15
Net Cash Flow	$4,590,197	$4,488,974	$4,536,088	$4,493,065	$4,140,720	$22.03
(1)	U/W Per Sq. Ft. based on collateral square footage of 187,927.
(2)	U/W Base Rent based upon the rent roll dated May 31, 2012. No Rent Steps occur until May 2014.
(3)	UW Percentage Rent is based on breakpoints and % per the rent roll dated May 30, 2012 and T-12 4/30/2012 Total Sales.
(4)	Total Other Income includes fees from New Jersey Transit associated with the Park & Ride expiring September 17, 2019, a sign license agreement, and patio license co-terminus with the Chevy’s lease.
(5)	Less: Vacancy is 3.0%, excluding ground leased pads. As of the Rent Roll dated May 30, 2012, the Clifton Commons Property was 100% occupied.

Anchor Tenants Historical Sales Per Sq. Ft.(1)
Tenant	2009	2010	2011
AMC Theater(2)	$959,921	$960,443	$931,339
Barnes & Noble(3)	$357	$353	$332
(1)	Based on historical sales statements provided by the Borrower.
(2)	Historical Sales Per Sq. Ft. is calculated on a per-screen (16 screens) basis.
(3)	Barnes & Noble reports 2011 fiscal year-end sales on April 30, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

401 Route 3 Clifton, NJ 07014	Collateral Asset Summary Clifton Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,900,000 74.9% 1.27x 8.0%

Property Management.    The Clifton Commons Property is managed by Related Management Company, L.P., an affiliate of the Borrower.

Lockbox / Cash Management.    The Clifton Commons Loan is structured with a hard lockbox and in place cash management.  All excess cash will be swept into a lender controlled account upon the occurrence of one of the following events: (i) an event of default by the Borrower, (ii) certain bankruptcy or insolvency events relating to the Borrower, guarantor or manager or (iii) if the DSCR falls below 1.15x (a “Cash Sweep Event”).

Initial Reserves.    At closing, the Borrower deposited (i) $508,268 into the tax reserve account and (ii) $12,083 into the insurance reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower is required to deposit reserves of (i) one-twelfth of the annual real estate taxes that lender estimates will be payable with respect to the Clifton Commons Property during the next 12 months into the tax reserve account, (ii) one-twelfth of the required insurance premium that lender estimates will be payable with respect to the Clifton Commons Property during the next 12 months into the insurance reserve account, (iii) $9,974 into the TI/LC reserve account (during periods in which the balance therein does not exceed $478,752), and (iv) $1,566 into the replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None Permitted.

Ground Lease. A portion of the Clifton Commons Property is leased by Clifton II, LLC from Target Corporation pursuant to a ground lease with an initial term expiring January 6, 2101, with one 98-year extension option expiring January 6, 2199.  No ground rent is payable under the ground lease but the ground lessee is responsible for the repayment of pro-rata taxes, insurance premiums and other expenses.  The ground lease premises consists of an approximately 83,860 sq. ft. parcel located within a larger tract currently owned by Target Corporation.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

401 Route 3 Clifton, NJ 07014	Collateral Asset Summary Clifton Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,900,000 74.9% 1.27x 8.0%

Clifton Commons
401 Route 3
Clifton, NJ 07014
Paterson
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St. Joseph's Hospital and Medical Center
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The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Rocky Hill, CT 06067	Collateral Asset Summary Rocky Hill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 73.6% 1.70x 12.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Rocky Hill, CT 06067	Collateral Asset Summary Rocky Hill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 73.6% 1.70x 12.4%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Acquisition		Property Type:	Office – Suburban
Sponsor:	Kambiz Shahbazi		Collateral:	Fee Simple
Borrower:	MKS 500 Enterprise, LLC		Location:	Rocky Hill, CT
	MKS 55 Capital, LLC		Year Built / Renovated(3):	Various / NAP
	MKS 175 Capital, LLC		Total Sq. Ft.:	507,329
Original Balance:	$45,000,000		Property Management:	KS Partners, LLC
Cut-off Date Balance:	$45,000,000		Underwritten NOI:	$5,591,676
% by Initial UPB:	3.1%		Underwritten NCF:	$4,568,674
Interest Rate:	4.3550%		Appraised Value:	$61,100,000
Payment Date:	6th of each month		Appraisal Date:	August 27, 2012
First Payment Date:	December 6, 2012
Maturity Date:	November 6, 2022		Historical NOI(4)
Amortization:	Interest-only for 24 months;		Most Recent NOI:	$5,103,599 (T-12 July 31, 2012)
	360 months thereafter		2nd Most Recent NOI:	$4,837,575 (December 31, 2011)
Additional Debt:	None		3rd Most Recent NOI:	$4,187,981 (December 31, 2010)
Call Protection:	L(23), YM1(93), O(4)
Lockbox / Cash Management:	Hard / Springing		Historical Occupancy
			Most Recent Occupancy:	87.6% (June 24 and June 30, 2012)
Reserves(1)			2nd Most Recent Occupancy:	83.4% (December 31, 2011)
	Initial	Monthly	3rd Most Recent Occupancy:	78.5% (December 31, 2010)
Taxes:	$466,516	$93,303
(1)   See “Initial Reserves” and “Ongoing Reserves” herein.
(2)   Based on amortizing debt service payments. The current interest only payments result in an Underwritten NOI DSCR and Underwritten NCF DSCR of 2.81x and 2.30x, respectively.
(3)   See “Property Summary” herein.
(4)   The difference of approximately $1.403 million in Net Operating Income between 12/31/2010 and U/W is primarily driven by the lease-up of vacant spaces $1.917 million, utility cost savings $0.327 million and the departure of Paychex in 2011 ($0.991 million).

Insurance:	$15,319	$3,830
Replacement:	$0	$13,106
Rollover:	$700,000	$52,846

Financial Information
Cut-off Date Balance / Sq. Ft.:		$89
Balloon Balance / Sq. Ft.:		$75
Cut-off Date LTV:		73.6%
Balloon LTV:		62.7%
Underwritten NOI DSCR(2):		2.08x
Underwritten NCF DSCR(2):		1.70x
Underwritten NOI Debt Yield:		12.4%
Underwritten NCF Debt Yield:		10.2%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Rocky Hill, CT 06067	Collateral Asset Summary Rocky Hill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 73.6% 1.70x 12.4%

Property Summary
Property Name	Location	Borrower	Sq. Ft.	Year Built / Renovated	Note Amount	Appraised Value	Occupancy(1)
500 Enterprise Drive	Rocky Hill, CT	MKS 500 Enterprise, LLC	305,687	1988-2003 / NAP	$28,656,600	$39,000,000	92.1%
55 Capital Boulevard	Rocky Hill, CT	MKS 55 Capital, LLC	110,525	1988 / NAP	8,515,700	10,600,000	65.3	%(2)
175 Capital Boulevard	Rocky Hill, CT	MKS 175 Capital, LLC	91,117	1989 / NAP	7,827,700	11,500,000	99.6%
Total / Wtd. Avg.:			507,329		$45,000,000	$61,100,000	87.6%
(1)	As of the June 24, 2012 and June 30, 2012 rent rolls.
(2)	Paychex vacated approximately 40,000 sq. ft. in August 2011, which resulted in the occupancy level dropping from 100.0% to 65.3%.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.(1) (2)	% of Total Annual U/W Base Rent(1) (2)	Lease Expiration
ValueOptions, Inc.(3)	NR/NR/NR	44,675	8.8%	$22.50	9.7%	4/30/2018
Aspen Insurance U.S. Services, Inc.	NR/Baa2/BBB+	38,682	7.6	$23.72	8.8	8/31/2018
Zurich American Insurance Company	A+/A1/AA-	34,036	6.7	$25.50	8.3	10/31/2013
New Cingular Wireless PCS, LLC(4)	A/NR/NR	33,210	6.5	$24.25	7.7	12/31/2014
URS Corporation	NR/Baa2/BBB-	28,164	5.6	$22.70	6.1	3/31/2013
Subtotal / Wtd. Avg.		178,767	35.2%	$23.69	40.7%

Other	Various	265,571	52.3%	$23.23	59.3%	Various
Vacant	NAP	62,991	12.4	NAP	NAP	NAP
Total / Wtd. Avg.		507,329	100.0%	$23.42	100.0%
(1)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent include contractual rent steps through June 30, 2013.
(2)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.
(3)
ValueOptions, Inc. may terminate its lease on 4/30/2016 in the event that Connecticut Behavioral Health Partnership terminates its contract with ValueOptions, Inc. ValueOptions, Inc, must deliver notice not later than twelve calendar months prior to the termination date and pay a termination fee equal to the costs of any unamortized tenant improvements and brokerage commissions.

(4)
New Cingular Wireless PCS LLC may terminate the lease for a portion of its space upon: (i) 9 months notice, (ii) such tenant not in default under the lease, and (iii) tenant pays a partial termination fee in amount equal to 70% of the remaining rent applicable to the termination space.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1) (2)	% U/W Base Rent Rolling(1) (2)	Cumulative % of U/W Base Rent(1) (2)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2013	11	108,424	21.4	108,424	21.4%	$24.18	25.2	25.2%
2014	8	89,504	17.6	197,928	39.0%	$23.80	20.5	45.7%
2015	4	53,655	10.6	251,583	49.6%	$23.51	12.1	57.8%
2016	2	37,138	7.3	288,721	56.9%	$23.64	8.4	66.2%
2017	4	23,007	4.5	311,728	61.4%	$22.38	4.9	71.2%
2018	11	103,826	20.5	415,554	81.9%	$22.84	22.8	94.0%
2019	0	0	0.0	415,554	81.9%	$0.00	0.0	94.0%
2020	1	6,713	1.3	422,267	83.2%	$21.21	1.4	95.3%
2021	1	22,071	4.4	444,338	87.6%	$22.00	4.7	100.0%
2022	0	0	0.0	444,338	87.6%	$0.00	0.0	100.0%
Thereafter	0	0	0.0	444,338	87.6%	$0.00	0.0	100.0%
Vacant	NAP	62,991	12.4	507,329	100.0%	NAP	NAP
Total / Wtd. Avg.	42	507,329	100.0%			$23.42	100.0%
(1)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through June 20, 2013.
(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Rocky Hill, CT 06067	Collateral Asset Summary Rocky Hill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 73.6% 1.70x 12.4%

The Loan.    The Rocky Hill Portfolio loan group (the “Rocky Hill Portfolio Loan Group”) is comprised of three individual cross-collateralized and cross-defaulted fixed rate loans totaling $45.0 million (each, a “Rocky Hill Portfolio Loan” and collectively, the “Rocky Hill Portfolio Loans”).  Each Rocky Hill Portfolio Loan is secured by the related borrower’s fee simple interest in a suburban office building (each a “Rocky Hill Property” and together the “Rocky Hill Portfolio Properties”) as detailed in the Property Summary table above. The Rocky Hill Portfolio Loans have 10-year terms and amortize on 30-year schedules, after a 24 month interest-only period.  The Rocky Hill Portfolio Loans each accrue interest at a fixed rate equal to 4.3550%.  Loan proceeds were used to acquire the Rocky Hill Portfolio Properties and an additional property, which is not part of the collateral, and is smaller than the collateral properties, for a purchase price of approximately $64.2 million, for pay closing costs of approximately $839,814, and fund upfront reserves in the amount of $1.2 million.  Based on the “as is” aggregate appraised value of $61.1 million as of August 27, 2012, the aggregate cut-off date LTV is 73.6%.

The Borrower / Sponsor.     The borrowers are three single purpose Delaware limited liability companies (as identified in the Property Summary table above), each structured to be bankruptcy remote, each with two independent directors in its organizational structure (each, a “Borrower”, and collectively, the “Borrowers”).  MK KS Rocky Hill LLC owns the Borrowers and is the joint venture entity that is 5% owned by Sartir Family Limited Partnership (trust fund for Kambiz Shahbazi’s two children) and 95% owned by MKRH Holdings LLC. Kambiz Shahbazi (“Sponsor”) is the guarantor under the Rocky Hill Portfolio Loans and he reported a net worth of $66.67 million and liquidity of $6.10 million as of July 27, 2012.  The loan documents require the Sponsor to maintain minimum net worth ranging from $10.0 million and $20.0 million and liquidity ranging from $2.0 million and $3.0 million for each Rocky Hill Portfolio Loan. MKRH Holdings LLC is owned by Mount Kellet Master Fund II B LP (81.46%), Vista Intermediate X LLC (2.38%), Lantau Overseas Master Fund I LP (9.69%), and Lantau Overseas Master Fund II A LP (6.47%). The Vista and Lantau entities are institutional investors which are clients of Mount Kellet Capital Management LP (“Mount Kellet Capital”).

Mount Kellett Capital is a multi-strategy investment firm focused on global distressed, special situations and opportunistic investing. The firm has approximately 115 employees with offices in New York, Dallas, Hong Kong, London, Mumbai and Mauritius. The firm closed its first fund, Mount Kellett Capital Partners, in December 2009 and currently manages approximately $7 billion. Mount Kellett Capital was founded in 2008 by Mark McGoldrick and Jason Maynard. Mark McGoldrick was the co-founder and head of Goldman Sachs Global Special Situations Group from 1997 to 2007. Jason Maynard, who heads Mount Kellett Capital’s Asia business, was previously the head of the Goldman Sachs Asian Special Situations Group. Nick Weber, head of Mount Kellett’s European business, was previously the co-head of the Goldman Sachs European Special Situations Group.

The Sponsor is the President and founder of KS Partners, LLC which was established in 2007 with offices in New York and Massachusetts. KS Partners, LLC is a real estate investment & development company which owns and operates a diverse mix of office, flex, R&D and retail properties in the Northeast United States. Its portfolio is currently comprised of 35 commercial properties totaling more than 2.16 million sq. ft. with 92% of its portfolio (1.98  million sq. ft.) of office space. Prior to launching KS Partners, LLC, the Sponsor was co-founder and principal of Everest Partners, LLC for 10 years overseeing all of the firm’s day-to-day activities and identifying and evaluating its investment and acquisition opportunities. Beginning his real estate career in 1985 with New York City-based North American Development, Inc., the Sponsor formed KS Land Company, Inc (primarily involved with land development and shopping center acquisitions).

The Properties.

The Rocky Hill Portfolio Properties contains three, Class A suburban office buildings, totaling 507,329 sq. ft, within Corporate Ridge Office Park in Rocky Hill, Connecticut. The Rocky Hill Portfolio Properties have both visibility and immediate access to I-91 and is within 10 miles of key regional arteries I-84, I-691 and the Merritt Parkway. Downtown Hartford is located only 10 minutes to the north and both New Haven and Bradley International Airport are less than 25 minutes away. Boston and New York City are approximately two hours to the northeast and southwest, respectively.  The Rocky Hill Portfolio Properties have a diverse tenant mix that includes major insurance companies, engineering firms, healthcare providers and telecommunication companies. No tenant represents more than 8.8% of total net rentable area or 9.7% of underwritten base rent.

500 Enterprise Drive (63.7% of the Rocky Hill Portfolio Loan Group)

Designed by the renowned international architectural firm of Russell Gibson von Dohlen, Inc., 500 Enterprise Drive was built between 1988 and 2003. The 305,687 sq. ft. Class A office building contains four-stories situated on a 32.72 acre site. The Property consists of four pods that flank a common central core atrium and lobby. The main entrance is located on the southeast side of the building which leads to the main lobby and two atriums. Corridors surround the central core, which consist of the main elevator bank, utility rooms, stairwells and lavatories. The layouts of individual tenant areas vary throughout the building. They generally include open floor plans with perimeter and interior private offices. Most tenant areas include conference rooms, kitchenettes or small cafeterias, and removable office cubicles in open areas. The lobby contains two open atriums with mahogany and granite floors. There is also a fitness center with showers and locker rooms. The building’s amenity package features a full-service café with an outdoor dining patio, a fitness center

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Rocky Hill, CT 06067	Collateral Asset Summary Rocky Hill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 73.6% 1.70x 12.4%

with a locker room and showers, and a conference center. The Property has approximately 1,079 parking spaces, which equates to 3.53 spaces per 1,000 square feet of net rentable area.
The three largest tenants at 500 Enterprise Drive are ValueOptions, Inc. (44,675 sq. ft., lease expiration: April 30, 2018); Zurich American Insurance Company (34,036 sq. ft., lease expiration: October 31, 2013); and New Cingular Wireless PCS, LLC (33,210 sq. ft., lease expiration: December 31, 2014).

55 Capital Boulevard (18.9% of the Rocky Hill Portfolio Loan Group)

Built in 1988, the 110,525 sq. ft. Class A office building contains four-stories situated on an 11.32 acre site. The Property is generally rectangular with a central core. The main entrance is located on the south side of the building which leads to the main lobby. Corridors extend and surround the lobby which contains the elevator bank, lavatories, stairwells and utility rooms. The lobby contains an open atrium with decorative lighting and polished granite floors. The Property has approximately 549 parking spaces, which equates to 4.97 spaces per 1,000 sq. ft. of net rentable area.

The three largest tenants at 55 Capital Boulevard are Cellco Partnership (d/b/a Verizon Wireless, 19,138 sq. ft., lease expiration: July 31, 2014); MCI Telecommunication Corporation (17,516 sq. ft., lease expiration: September 30, 2013); and Brown & Brown of Connecticut, Inc. (15,003 sq. ft., lease expiration: March 31, 2016).

175 Capital Boulevard (17.4% of the Rocky Hill Portfolio Loan Group)

Built in 1989, the 91,117 sq. ft. Class A office building contains four stories situated on a 9.93 acre site. The building is generally square with the core situated at the northeast corner of the building. The lobby contains an open atrium with decorative lighting and polished granite floors. The main entrance is located at the northeast corner of the building which leads to the main atrium lobby. The main lobby contains two elevators, lavatories and utility rooms. The second floor of the building has direct access to the upper parking lot. Access is provided from an elevated walkway connecting the parking lot to the building. The third and fourth floors are generally similar in layout. The layouts of individual tenant areas vary throughout the building. They generally include open floor plans with perimeter and interior private offices. Most tenant areas include conference rooms, kitchenettes and removable office cubicles in open areas. The Property has approximately 391 parking spaces, which equates to 4.29 spaces per 1,000 sq. ft. of net rentable area.

The three largest tenants at 175 Capital Boulevard are Aspen Insurance U.S. Services, Inc. (38,682 sq. ft., lease expiration: August 31, 2018); EMC Corporation (16,310 sq. ft, lease expiration: July 31, 2018); and Continental Casualty Company (14,360 sq. ft., lease expiration: December 31, 2014).

Major Tenants. As of June 2012, the Rocky Hill Portfolio Properties are 87.6% occupied by 28 tenants with a rent roll characterized by a diverse mix of large institutional companies within varying industries. Industries represented include insurance healthcare, engineering, telecommunications, internet technology, financial services, accounting, staffing, and oil & gas. Additionally, there are eight tenants within the Rocky Hill Portfolio Properties (148,241 sq. ft. / 29.2% of the net rentable area) which have investment grade credit ratings.

The three largest tenants within the Portfolio in aggregate occupy 23.1% of the total net rentable area of the Rocky Hill Portfolio Properties and account for 26.8% of the underwritten base rental income.

ValueOptions, Inc. (“ValueOptions”, 44,675 sq. ft., 8.8% of the aggregate net rentable area, 9.7% of the underwritten occupied base rent): ValueOptions is the largest privately owned behavioral health maintenance organization (BHMO) in the United States. Based in Norfolk, Virginia, ValueOptions is the product of a 1998 merger of two smaller companies, Value Behavioral Health and OPTIONS. The company is a subsidiary of FHC Health Systems which was founded in 1983 by psychiatrist Dr. Ronald I. Dozoretz, MD, who is the company’s CEO and Chairman of the Board. ValueOptions provides behavioral healthcare management to Fortune 500 companies, national and regional health plans, and federal, state, and local governments.

Aspen Insurance U.S. Services, Inc. (“Aspen Insurance”, rated: Baa2/BBB+ (Moody’s/S&P), 38,682 sq. ft., 7.6% of the aggregate net rentable area, 8.8% of the underwritten occupied base rent): Aspen Insurance is a global specialty insurance and reinsurance company. Founded in 2002 and domiciled in Bermuda, Aspen has more than 800 employees in 30 offices across eight countries, including Bermuda, France, Germany, Ireland, Singapore, Switzerland, the United Kingdom and the United States. At year-end 2011, Aspen reported $9.5 billion in total assets, $4.5 billion in gross reserves, $3.2 billion in shareholders’ equity and $2.2 billion in gross written premiums.

Zurich American Insurance Company (“Zurich Insurance”, rated: A+/A1/AA- (Fitch/Moody’s/S&P), 34,036 sq. ft., 6.7% of the aggregate net rentable area, 8.3% of the underwritten occupied base rent): Zurich Insurance in North America is a part of Zurich Financial Services Group (Zurich), a global insurance-based financial services provider. Founded in 1872, Zurich Insurance is headquartered in Zurich, Switzerland, and employs approximately 60,000 people serving customers in more than 180 countries, including more than

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Rocky Hill, CT 06067	Collateral Asset Summary Rocky Hill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 73.6% 1.70x 12.4%

9,500 employees in North America. Zurich entered the U.S. market in 1912 and is the second-largest writer of commercial general liability insurance.

The Market. The Properties are located within the southwest portion of the town of Rocky Hill, in Corporate Ridge Office Park. According to the appraisal, the Rocky Hill Portfolio Properties are a desirable choice among tenants in the area.  Their proximity to the CBD of Hartford, excellent highway access, functional layout and their location creates demand for space, by high quality tenants at the Rocky Hill Portfolio Properties. The neighborhood is generally bound by Main Street (Connecticut Route 99) to the east, Elm Street (Connecticut Route 160) to the north, Cromwell Avenue (Connecticut Route 3) to the west and Brook Street to the south. The subject neighborhood is heavily influenced by commercial and industrial development along West Street, Cromwell Avenue and peripheral roadways including Capital Boulevard, Enterprise Drive and Corporate Place, among others. Corporate Ridge Office Park contains five Class A office developments including 400 Capital Boulevard, and the corporate headquarters of Henkel/Loctite Corporation at 1001 Trout Brook Crossing, as well as the Rocky Hill Portfolio Properties. The median household income within a 3-mile radius of the Rocky Hill Portfolio Properties is $73,464 with an average household income of $89,369.

The Rocky Hill Portfolio Properties are located in the greater Hartford office market.  According to the appraisals, the greater Hartford office market contains a total of about 25,900,000 sq. ft. of office space. About 40% of the office inventory is situated in Hartford, with about 21% of the space located in the West submarket, 13% in the North submarket, 14% in the South submarket and 13% in the East submarket. Class A inventory in the greater Hartford market approximated 15,470,000 sq. ft. as of the 2nd quarter 2012. The city of Hartford has the highest concentration of Class A space (43% of the inventory), while the West submarket has the largest concentration of Class A space in the suburban market, representing 21% of the total inventory. The North market contains 13% of the total inventory.

According to Costar, the Rocky Hill Portfolio Properties are located within the Rocky Hill submarket (part of the South submarket of the greater Hartford office market) which contains 84 properties totaling 2.1 million sq. ft. As of the 2nd quarter 2012, the overall vacancy was 19.7% with Class A vacancy at 9.2% (4 buildings totaling 606,440 sq. ft.), Class B vacancy at 7.9% (36 properties totaling 846,270 sq. ft.), and Class C vacancy at 45.6% (44 properties totaling 634,123 sq. ft.).

Based on rental comparables, the appraisals estimated market rents to be between $22.00 per sq. ft. to $24.00 per sq. ft. With stabilized occupancy at 93%.

Rocky Hill Portfolio Properties Recent Leases(1)
Tenant	Sq. Ft.	Base Rent PSF	Lease Term (Months)	Lease Start	Lease Expiration
Unitied International Corp.	6,713	$21.21	101	8/1/2012	12/1/2020
Klenfelder East, Inc.	10,852	$23.00	65	7/1/2012	11/30/2017
EMC Corporation	5,153	$22.00	71	9/1/2012	7/31/2018
Futurity First Insurance Group	5,524	$25.00	12	3/1/2012	2/28/2013
Desman Associates	4,159	$21.50	76	3/1/2012	6/30/2018
Advantage Technical Resourcing	3,414	$23.00	63	2/1/2012	4/30/2017
Total / Wtd. Avg.	35,815	$22.65	66
(1)	Source: In-place rent rolls dated June 24, 2012 and June 30, 2012.

The table below shows the Rocky Hill Portfolio Properties’ vacancy rate and asking rents in comparison to its direct competitors in the CBD submarket.

Summary of Comparable Office Rentals(1)
Building	Year Built	Size	Leased Space	Rent	Class
500 Enterprise Drive(2)	1988-2003	305,687	NAP	$23.73	A
55 Capital Boulevard(2)	1988	110,525	NAP	$23.24	A
175 Capital Boulevard(2)	1989	91,117	NAP	$22.43	A
95 Glastonbury Boulevard	1989	147,882	6,723	$23.75	A
95 Glastonbury Boulevard	1989	147,882	8,400	$23.25	A
95 Glastonbury Boulevard	1989	147,882	10,600	$24.00	A
45 Glastonbury Boulevard	1988	39,911	18,000	$23.88	A
100 Great Meadow Boulevard	1985	155,645	3,882	$21.50	A
100 Great Meadow Boulevard	1985	155,645	1,500	$22.00	A
100 Great Meadow Boulevard	1985	155,645	1,200	$24.90	A
Total / Wtd. Avg.(3)			50,305	$23.30
(1)	Source: Appraisal
(2)	Based on the underwritten rent roll with contractual rent steps through June 30, 2013.
(3)	Total / Wtd. Avg. excludes the Rocky Hill Portfolio Properties.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Rocky Hill, CT 06067	Collateral Asset Summary Rocky Hill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 73.6% 1.70x 12.4%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	T-12 7/31/2012	U/W	U/W Per Sq. Ft.
Base Rent(1)	$8,543,309	$9,359,288	$9,494,864	$11,639,743	$22.94
Rent Steps(2)	0	0	0	175,814	0.35
Gross Potential Rent	$8,543,309	$9,359,288	$9,494,864	$11,815,557	$23.29
Total Recoveries	400,684	76,572	7,997	14,298	0.03
Total Other Income	53,330	52,248	50,386	50,386	0.10
Less: Vacancy	$0	$0	$0	($1,774,478)	(15.0%	)
Effective Gross Income	$8,997,323	$9,488,107	$9,553,247	$10,105,763	$19.92
Total Operating Expenses	$4,809,342	$4,650,532	$4,449,648	$4,514,087	$8.90
Net Operating Income(3)	$4,187,981	$4,837,575	$5,103,599	$5,591,676	$11.02
TI/LC	0	0	0	865,730	1.71
Capital Expenditures	0	0	0	157,272	0.31
Net Cash Flow	$4,187,981	$4,837,575	$5,103,599	$4,568,674	$9.01
(1)	U/W Base Rent is based on the rent rolls dated June 24, 2012 and June 30, 2012.
(2)	U/W Rent Steps includes contractual rent increases through June 30, 2013.
(3)
The difference of approximately $1.403 million in Net Operating Income between 12/31/2010 and U/W is primarily driven by the lease-up of vacant spaces ($1.917 million), utility cost savings ($0.327 million) and the departure of Paychex in 2011 ($0.991 million).  Leases signed include the Value Options expansion (23,958 sq. ft. in May 2011, $0.527 million), United Health Care (23,801 sq. ft., June 2010, $0.512 million), Connecticut Children’s Medical Center (22,071 sq. ft. in September 2011, $0.475 million), and Aspen Insurance expansion (18,082 sq. ft. in November 2010, September 2011 and October 2011, $0.404 million) which in total equate to approximately $1.918 million in base rent.

Property Management.    The Rocky Hill Portfolio Properties are managed by KS Partners, LLC, an affiliate of the Borrower.

Lockbox / Cash Management.    The Rocky Hill Portfolio Loans are each structured with a hard lockbox and springing cash management.  Active cash management and a full sweep of excess cash flow is triggered upon the DSCR falling below 1.15x (Triggering Event”) (on a portfolio basis). If during a trigger event, the DSCR is below 1.10x (“Low DSCR Period”) all excess cash shall be swept into an excess cash reserve account. If a Low DSCR Period shall not exist, all amounts remaining after deposits for reserves and fees pursuant to the loan agreement shall be returned to the Borrower.  A Low DSCR Period shall end upon the DSCR achieving  a 1.15x for two consecutive quarters.

Initial Reserves.    At closing, the Borrowers deposited in the aggregate (i) $466,516 into a tax reserve account, (ii) $15,319 into an insurance reserve account, and (iii) $700,000 into a rollover reserve for general future rollover costs.

Ongoing Reserves.    On a monthly basis, the Borrowers are required to deposit reserves in the aggregate of (i) $93,303 into a monthly tax reserve account, (ii) $3,830 into a monthly insurance reserve account, (iii) $13,106 (500 Enterprise Drive Loan: $7,897; 55 Capital Boulevard Loan: $2,855; and 175 Capital Boulevard Loan: $2,354) into a monthly replacement reserve capped at $629,088 (500 Enterprise Drive Loan: $379,052; 55 Capital Boulevard Loan: $137,052; and 175 Capital Boulevard Loan: $112,984) and (iv) $52,846 (500 Enterprise Drive Loan: $31,842; 55 Capital Boulevard Loan: $11,513; and 175 Capital Boulevard Loan: $9,491) into a rollover reserve capped at $634,100 (500 Enterprise Drive Loan: $382,104; 55 Capital Boulevard Loan: $138,156; and 175 Capital Boulevard Loan: $113,892).  To the extent a rollover deposit (except for the initial deposits) would result in the aggregate amounts to exceed the rollover reserve caps, such deposits shall be decreased by amount equal to such excess.

Current Mezzanine or Subordinate Indebtedness.   None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None permitted.

Partial Release.  None.

Cross Collateralization.  The Rocky Hill Portfolio Loan Group is subject to a cross-collateralization agreement whereby each of the Rocky Hill Portfolio Loans is cross-collateralized and cross-defaulted with the others.  A Rocky Hill Portfolio Loan may be severed from the cross-collateralization arrangement upon a sale and assumption of a Rocky Hill Portfolio Loan, subject to certain conditions set forth in the related loan documents, including (i) the Rocky Hill Portfolio Loans not subject to assumption shall have a debt service coverage ratio on the date of severance (annualizing rents in place and utilizing the trailing twelve (12) month operating expenses) equal to or greater than 1.45x, (ii) the Rocky Hill Portfolio Loan that is subject to the assumption shall have a debt service coverage ratio on the date of severance (annualizing rents in place and utilizing the trailing twelve (12) month operating expenses) equal to or greater than

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Rocky Hill, CT 06067	Collateral Asset Summary Rocky Hill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 73.6% 1.70x 12.4%

1.45x, (iii) the loan-to-value ratio of the Rocky Hill Portfolio Loans not subject to the assumption shall not exceed 70%, (iv) the loan-to-value ratio of the Rocky Hill Portfolio Loan that is subject to assumption shall not exceed 70% and the loan-to-cost ratio of the Rocky Hill Portfolio Loan that is subject to assumption shall not exceed 72.5%, (v) the Rocky Hill Portfolio Property known as 175 Capital Boulevard shall have a debt yield of not less than 14.0%, the Rocky Hill Portfolio Property known as 500 Enterprise Drive shall have a debt yield of not less than 12.5% and the Rocky Hill Portfolio Property known as 55 Capital Boulevard shall have a debt yield of not less than 11.5%, in each case, calculated based on actual gross income from operations, (vi)   the transferee has demonstrated at least five (5) years expertise in owning and operating properties similar to the related Rocky Hill Portfolio Property, (vii) the substitute guarantor and any related entity must not have been a party to bankruptcy proceedings within the last seven (7) years, (viii) the transferee and its principals, as of the date of such transfer, shall have an aggregate net worth and liquidity of at least $10,000,000 and $2,000,000 for the 55 Capital Boulevard and 175 Capital Boulevard Properties and $20,000,000 and $3,000,000 for the 500 Enterprise Drive Property, respectively, (ix) the transferee assumes all obligations of the related Borrower under the related loan documents and the guarantor under the guaranty related to the Rocky Hill Portfolio Loans, (x) the payment of an assumption fee to the lender and (xi) if required by the lender, receipt of a rating agency confirmation.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various Rocky Hill, CT 06067	Collateral Asset Summary Rocky Hill Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$45,000,000 73.6% 1.70x 12.4%

Rocky Hill Portfolio
1 500 Enterprise Drive Rocky Hill, CT
2 55 Capital Boulevard Rocky Hill, CT
3 175 Capital Boulevard Rocky Hill, CT
Hartford
West Hartford
East Hartford
Manchester
Wethersfield
Glastonbury
Newington
New Britain
Rocky Hill
Kensington
Berlin
Cromwell
Middletown
Meriden
HARTFORD COUNTY
MIDDLESEX COUNTY
NEW HAVEN COUNTY
Connecticut River
Hartford-Brainard Airport
Dinosaur State Park
CT State Veterans Home and Hospital
Wesleyan University
Central Connecticut State Univ.
Trinity College
MASSACHUSETTS
CONNECTICUT
RHODE ISLAND
NEW YORK
Springfield
Worcester
Providence
New Haven
Bridgeport
Stamford
New York
Long Island Sound
Atlantic Ocean

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type(3):	Hospitality
Sponsor:	Bharat N. Patel		Collateral:	Fee Simple
Borrower:	Meridian Lodging Associates, LLP		Location(4):	Various
	Suraj Lodging Associates, LLP		Year Built / Renovated(4):	Various / Various
	Columbus Lodging Associates, LLP		Number of Rooms:	512
	Brownsburg Lodging Associates, LLP		Property Management:	Sun Development & Management
	Rupa Lodging Associates, LLC			Corporation
Original Balance:	$36,000,000		Underwritten NOI:	$5,173,184
Cut-off Date Balance:	$35,766,742		Underwritten NCF:	$4,669,904
% by Initial UPB:	2.5%		Appraised Value:	$58,500,000
Interest Rate:	5.0000%		Appraisal Date(5):	Various
Payment Date:	5th of each month
First Payment Date:	September 5, 2012		Historical NOI
Maturity Date:	August 5, 2022		Most Recent NOI:	$5,157,781 (T-12 August 31, 2012)
Amortization:	300 months		2nd Most Recent NOI:	$4,681,935 (December 31, 2011)
Additional Debt(1):	None		3rd Most Recent NOI:	$4,532,183 (December 31, 2010)
Call Protection:	L(28), YM1(89), O(3)
Lockbox / Cash Management:	Hard / Springing		Historical Occupancy
			Most Recent Occupancy:	68.4% (August 31, 2012)
Reserves(2)			2nd Most Recent Occupancy:	65.0% (December 31, 2011)
	Initial	Monthly	3rd Most Recent Occupancy:	64.9% (December 31, 2010)
Taxes:	$294,393	$31,453	(1) Future mezzanine debt is permitted. See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
Insurance:	$156,219	$18,720
Immediate Repairs:	$11,500	$0	(2) See “Initial Reserves” and “Ongoing Reserves” herein.
FF&E:	$0	$41,011	(3) The Sun Development Portfolio consists of one full service hotel, three limited service hotels, and one extended stay hotel.

Financial Information			(4) See the Property Summary chart herein.
Cut-off Date Balance / Room:		$69,857	(5) See “The Properties” section herein.
Balloon Balance / Room:		$52,567
Cut-off Date LTV:		61.1%
Balloon LTV:		46.0%
Underwritten NOI DSCR:		2.05x
Underwritten NCF DSCR:		1.85x
Underwritten NOI Debt Yield:		14.5%
Underwritten NCF Debt Yield:		13.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

Property Summary
Property Name	Location	Borrower	Rooms	Year Built / Renovated	Note Amount	Appraised Value	8/31/12 Occupancy
Staybridge Suites Aurora/Naperville	Aurora, IL	Meridian Lodging Associates, LLP	148	2004 / NAP	$13,310,000	$20,600,000	67.2%
Holiday Inn & Suites Hattiesburg	Hattiesburg, MS	Suraj Lodging Associates, LLP	138	2000 / 2006	10,483,000	17,800,000	70.9%
Holiday Inn Express Grove City	Grove City, OH	Columbus Lodging Associates, LLP	76	2001 / 2007-2008	4,200,000	6,800,000	73.6%
Hampton Inn & Suites Brownsburg	Brownsburg, IN	Brownsburg Lodging Associates, LLP	83	2006 / NAP	4,127,000	6,800,000	60.6%
Comfort Suites Hattiesburg	Hattiesburg, MS	Rupa Lodging Associates, LLC	67	1995 / NAP	3,880,000	6,500,000	69.4%

Total / Wtd. Avg.:			512		$36,000,000	$58,500,000	68.4%

The Loan. The Sun Development Portfolio loan (the “Sun Development Portfolio Loan”) is a $36.0 million, fixed rate loan secured by the borrower’s fee simple interest in five hotels, comprised of 512 rooms, located in Illinois, Mississippi, Ohio and Indiana (the “Sun Development Portfolio Properties”).  The Sun Development Portfolio Loan has a 10-year  term, accrues interest at a fixed rate of 5.0000%, and amortizes on a 25-year schedule. The purpose of the subject transaction was to refinance a loan with an outstanding balance of $55.8 million which encumbered the subject portfolio as well as several other properties that are not collateral for this loan.  The borrower contributed approximately $3.0 million of new cash equity at origination to satisfy the previous loan in full and complete the transaction. Based on the appraised value of $58.5 million as of May 2012, the cut-off date LTV is 61.1%.

On or after January 5, 2015, the borrower has the right to voluntarily prepay the Sun Development Portfolio Loan provided that the borrower pays an additional amount equal to the greater of (a) a yield maintenance premium or (b) 1.0% of the principal amount being prepaid.  On or after June 5, 2022, the borrower may voluntarily prepay the Sun Development Portfolio Loan in whole, but not in part, without penalty.

The Borrower / Sponsor. The borrowers are three Indiana-based limited liability partnerships, one Mississippi-based limited liability partnership and one Delaware-based limited liability company, which are single-purpose, bankruptcy remote single-asset entities.  Legal counsel to the borrowers delivered a non-consolidation opinion in connection with the origination of the Sun Development Portfolio Loan. The borrower of the Sun Development Portfolio Loan is indirectly owned, in part, by Bharat N. Patel, who is also the non-recourse carveout guarantor.  The sponsor, Sun Development, was formed in 1989 by Bharat, Harshad and Nayna Patel following the purchase of their first hotel in Indianapolis, Indiana, the same city where the company is currently headquartered. The company has grown since 1989 to over 34 hotels, the majority of which were constructed by the company. Sun Development maintains highly functioning management teams and systems. The company has in-house functions ranging from management, accounting and employee training to acquisitions, architecture / design and construction management.

The Properties

The Staybridge Suites Aurora/Naperville Property (37.0% of the Sun Development Portfolio Loan)

Property Information. Built in 2004, The Staybridge Suites Aurora/Naperville Property is a 148-room, five-story extended stay hotel in the Chicago suburb of Aurora/Naperville, 34 miles from Downtown Chicago. Amenities at the hotel include meeting space, a fitness center, a business center, a sports court, a convenience store, as well as an indoor heated pool. There are 120 parking spaces at the premises. The Staybridge Suites Aurora/Naperville has a franchise agreement with InterContinental Hotels Group as a Staybridge Suites, expiring in June 2014.  Based on the HVS appraisal as of May 14, 2012, the property was valued at $20.6 million or $139,189 per room.

The Market. The subject property is located about 34 miles west of Chicago in the city of Aurora, Illinois, close to the border of Naperville, Illinois.  The property is located in the northwest quadrant of the intersection formed by Meridian Parkway and State Route 59, and is approximately 24 miles west of the Chicago O’Hare International Airport. The property lies at the entrance of the Meridian Business Campus and is the highest quality hotel of the Campus.  Both Aurora and

Naperville lies in Du Page County, the most populous county in Illinois after Cook County.  According to Woods & Poole, Du Page County has experienced strong growth in both its economic base and population in recent years and is expected to grow from its 2010 population of 944,000 to over a million by 2015.  Nearby retailers include Target, Wal-Mart, Kohl’s, Crate & Barrel, Golf Galaxy, Walgreens, Dominick’s, Toys R Us, Best Buy, and several high-end car dealerships including Mercedes Benz, Audi, BMW and Lexus.  Restaurants in close proximity include, among others, Red Lobster, Chili’s, Portillo, Le S’iam, Olive Garden, TGI Fridays, Outback

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

Steakhouse.  The hotel is also near many local attractions including the Hollywood Casino, Fox Valley Shopping Mall, Naperville Riverwalk and Phillip’s Park.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)

Staybridge Suites Aurora/Naperville Property	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	66.1%	66.5%	67.6%
ADR	$94.93	$97.70	$95.46
RevPAR	$62.80	$64.93	$64.56
Competitive Set(2)	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	61.0%	60.6%	67.4%
ADR	$81.09	$91.34	$96.50
RevPAR	$49.46	$55.37	$65.00
Penetration	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	108.5%	109.6%	100.4%
ADR	117.1%	107.0%	98.9%
RevPAR	127.0%	117.3%	99.3%
(1) Source: Travel Research Report.
(2)   Competitive Set includes: TownePlace Suites Chicago Naperville, Candlewood Suites Chicago Naperville, Residence Inn Chicago Naperville Warrenville, Preferred Hotel Arista at Citigate Centre, Hyatt Place Chicago Naperville Warrenville, and Hyatt House Chicago Naperville Warrenville.

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Group	Extended-Stay	Leisure	Occupancy	ADR	RevPAR
Staybridge Suites Aurora/Naperville	148	60%	10%	20%	10%	69.9%	$99.78	$69.70

Hyatt House Chicago Naperville Warrenville	123	50%	10%	30%	10%	65.0%	$90.00	$58.50

Residence Inn Chicago Naperville Warrenville	130	30%	5%	55%	10%	70.0%	$98.00	$68.60

TownePlace Suites Napreville	63	35%	5%	50%	10%	65.0%	$72.00	$46.80
Total/Wtd. Avg.	464	46%	8%	37%	10%	68.0%	$93.18	$63.32
(1)	Source: Appraisal.
(2)	Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

The Holiday Inn & Suites Hattiesburg Property (29.1% of the Sun Development Portfolio Loan)

Property Information. Built in 2000 and renovated in 2006, the Holiday Inn & Suites Hattiesburg Property is a 138-room, full-service hotel in Hattiesburg, Mississippi.  Amenities at the hotel include 2,220 square feet of meeting space, Bapa’s Bistro and Lounge, a fitness center, a business center, a sports court, a putting green, as well as an indoor and outdoor heated pool. There are 188 parking spaces at the premises. The Holiday Inn & Suites Hattiesburg franchise agreement will expire in March 2016.  Based on the HVS appraisal as of May 8, 2012, the property was valued at $17.8 million or $128,986 per room.

The Market. The subject property is located at the intersection of I-59 and US-49, near the University of Southern Mississippi.  With a population of approximately 145,000, the Hattiesburg MSA is considered a hub city for the regional area since it is centrally located, less than 90 minutes from New Orleans, Louisiana, Mobile, Alabama, the Gulf Coast and the Mississippi state capital, Jackson. Hattiesburg is the third largest MSA in Mississippi.  Demand generators include: four colleges with over 20,000 students, Camp Shelby which is the largest Army training site in the nation, Forrest General Hospital and Wesley Medical Center.  In addition to medical fields, the area is also known as an industrial and manufacturing center, hosting companies such as Kohler.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)

Holiday Inn & Suites Hattiesburg Property	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	66.4%	65.9%	71.2%
ADR	$89.89	$92.70	$95.17
RevPAR	$59.72	$61.07	$67.76
Competitive Set(2)	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	72.6%	68.8%	72.5%
ADR	$93.53	$95.43	$96.48
RevPAR	$67.88	$65.66	$69.96
Penetration	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	91.6%	95.8%	98.2%
ADR	96.1%	97.1%	98.6%
RevPAR	88.0%	93.0%	96.9%
(1) Source: Travel Research Report.
(2) Competitive Set includes Hampton Inn Hattiesburg, Comfort Suites Hattiesburg, Fairfield Inn & Suites Hattiesburg, Courtyard Hattiesburg, and Hilton Garden Inn Hattiesburg.

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy	ADR	RevPAR
Holiday Inn & Suites Hattiesburg	138	70%	15%	15%	65.8%	$93.33	$61.40

Courtyard Hattiesburg	84	70%	10%	20%	73.0%	$100.00	$73.00

Hilton Garden Inn Hattiesburg	90	70%	5%	25%	72.0%	$117.00	$84.24

Total/Wtd. Avg.	312	70%	11%	19%	69.5%	$102.29	$71.11
(1) Source: Appraisal.
(2) Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

The Holiday Inn Express Grove City Property (11.7% of the Sun Development Portfolio Loan)

Property Information. Built in 2001 and renovated in 2007-2008, the Holiday Inn Express Grove City Property is a 76-room, limited-service hotel in Grove City, Ohio, 10 miles from downtown Columbus.  The hotel offers spacious guestrooms and suites, which feature cable television, a work desk with chair, high-speed internet access, a coffee maker, a microwave oven, and a mini refrigerator. Amenities at the hotel include a fitness center, a business center, barbeque grills, an indoor heated pool, as well as 80 parking spaces. The Holiday Inn Express Grove City franchise agreement will expire in October 2016.  Based on the HVS appraisal as of May 15, 2012, the property was valued at $6.8 million or $89,474 per room.

The Market. The subject property is located at the intersection of Stringtown Road and Jackpot Road.  The hotel is in close proximity to highways I-71 and I-270, which offer easy access to all major area businesses, including the Columbus Fair Auto Auction, the Wal-Mart Distribution Center and the Ohio State Board of Cosmetology. The city of Columbus, which is nearly equidistant between Cleveland and Cincinnati, is in the largest metro area in the state. According to Woods & Poole, the Columbus MSA has a population of 1,818,600 in 2010 and is projected to grow to 1,904,300 in 2015. The subject is close to retail and entertainment outlets, including among others, Wal-Mart, Target, Walgreens, Kroger, CVS and Bed Bath & Beyond.  The government, Ohio State University and financial services industries are the three main demand generators of the market.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)

Holiday Inn Express Grove City Property	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	66.4%	67.1%	73.6%
ADR	$86.60	$89.99	$92.22
RevPAR	$57.47	$60.41	$67.86
Competitive Set(2)	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	62.7%	64.2%	68.2%
ADR	$81.00	$84.28	$87.84
RevPAR	$50.77	$54.12	$59.92
Penetration	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	105.9%	104.5%	107.9%
ADR	106.9%	106.8%	105.0%
RevPAR	113.2%	111.6%	113.2%
(1) Source: Travel Research Report.
(2)   Competitive Set includes: Microtel Inn & Suites by Wyndham Grove City, Hampton Inn Grove City, Comfort Inn Columbus, La Quinta Inns & Suites Grove City, Hilton Garden Inn Columbus Grove City, and Drury Inn & Suites Grove City.

Primary Competitive Set(1)(2)

Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy	ADR	RevPAR

Holiday Inn Express Grove City	76	70%	5%	25%	67.5%	$90.90	$61.39

Drury Inn & Suites Grove City	180	55%	20%	25%	70.0%	$86.00	$60.20

Hampton Inn Grove City	57	65%	10%	25%	77.0%	$94.00	$72.38

Total/Wtd. Avg.	313	60%	15%	25%	70.7%	$88.73	$62.71
(1)	Source: Appraisal.
(2)	Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

The Hampton Inn & Suites Brownsburg Property (11.5% of the Sun Development Portfolio Loan)

Property Information. Built in 2006, the Holiday Inn & Suites Brownsburg Property is an 83-room, limited-service hotel in Brownsburg, Indiana.  Amenities at the hotel include 756 square feet of function space, a fitness center, a business center, a convenience store, an indoor pool, 96 parking spaces, and laundry facilities. The hotel also features a complimentary breakfast buffet. The Holiday Inn & Suites Hattiesburg franchise agreement will expire in April 2027.  Based on the HVS appraisal as of May 10, 2012, the property was valued at $6.8 million or $81,928 per room.

The Market. The subject property is conveniently located 15 miles from downtown Indianapolis and is just down the street from the Indianapolis Motor Speedway, home of the Indy 500, Brickyard 400 and the Red Bull Indianapolis GP. Eagle Creek Airpark and the Indianapolis International Airport are both less than 20 miles away. In addition, Eagle Creek Park is located five miles from the hotel. Demand generators include: 1) the Indianapolis Motor Speedway, which is the world’s largest spectator facility and the only racetrack to host the Indy Racing League, NASCAR and Formula One, 2) Lucas Oil Raceway, which hosts many Indianapolis events at its oval track, including the Mac Tools US Nationals and SpeedFest and 3) the NCAA Hall of Champions.  According to Woods & Poole, the Indianapolis MSA had a population of 1,763,000 in 2010 and is projected to grow to 1,861,500 by 2015.  Brownsburg is home to the global pharmaceutical giant Eli Lilly and Company, and Hendricks Regional Health, which is one of the largest hospital networks in the area.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)

Hampton Inn & Suites Brownsburg Property	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	48.8%	50.8%	60.6%
ADR	$99.55	$94.32	$97.10
RevPAR	$48.59	$47.87	$58.84
Competitive Set(2)	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	54.9%	51.7%	59.7%
ADR	$83.19	$88.92	$94.32
RevPAR	$45.67	$45.94	$56.34
Penetration	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	88.9%	98.2%	101.4%
ADR	119.7%	106.1%	102.9%
RevPAR	106.4%	104.2%	104.4%
(1)	Source: Travel Research Report.
(2)
Competitive Set includes: Holiday Inn Express Indianapolis Brownsburg I 74 W, Comfort Suites Indianapolis Brownsburg, Hampton Inn Indianapolis NW Park 100, and Fairfield Inn & Suites Indianapolis Avon.

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy	ADR	RevPAR
Hampton Inn & Suites Brownsburg	83	60%	10%	30%	54.8%	$93.96	$51.47

Comfort Suites Indianapolis Brownsburg	70	55%	5%	40%	50.0%	$80.00	$40.00

Hampton Inn Indianapolis Northwest Park 100	110	60%	10%	30%	56.0%	$95.00	$53.20

Holiday Inn Express Indianapolis Brownsburg	75	55%	10%	35%	60.0%	$88.00	$52.80

Total/Wtd. Avg.	338	58%	9%	33%	55.3%	$90.26	$49.95
(1)	Source: Appraisal.
(2)	Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

The Comfort Suites Hattiesburg Property (10.8% of the Sun Development Portfolio Loan)

Property Information. Built in 1995, the Comfort Suites Hattiesburg Property is a 67-room, limited-service hotel in Hattiesburg, Mississippi.  Amenities include 800 square feet of meeting space, a fitness center, a business center, as well as an indoor heated pool.  There are 84 parking spaces at the premises. The Comfort Suites Hattiesburg franchise agreement will expire in September 2015.  Based on the HVS appraisal as of May 8, 2012, the property was valued at $6.5 million or $97,015 per room.

The Market. The subject property is located just off Interstate 59, only two miles from the University of Southern Mississippi.  With a population of approximately 145,000, the Hattiesburg MSA is considered a hub city for the regional area since it is centrally located between New Orleans, Louisiana, Mobile, Alabama, the Gulf Coast and the Mississippi state capital, Jackson. Hattiesburg is the third largest MSA in Mississippi.  Demand generators include: four colleges with over 20,000 students, Camp Shelby which is the largest Army training site in the nation, Forrest General Hospital and Wesley Medical Center.  In addition to medical fields, the area is also known as an industrial and manufacturing center, hosting companies such as Kohler.

Operating Performance.

Historical Occupancy, ADR, and RevPAR(1)

Comfort Suites Hattiesburg Property	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	67.3%	62.5%	69.4%
ADR	$85.88	$87.61	$84.78
RevPAR	$57.76	$54.73	$58.82
Competitive Set(2)	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	69.7%	64.7%	69.1%
ADR	$86.74	$87.77	$89.94
RevPAR	$60.43	$56.77	$62.11
Penetration	T-12 August 2010	T-12 August 2011	T-12 August 2012
Occupancy	96.5%	96.6%	100.5%
ADR	99.0%	99.8%	94.3%
RevPAR	95.6%	96.4%	94.7%
(1)	Source: Travel Research Report.
(2)	Competitive Set includes: Hampton Inn Hattiesburg, Fairfield Inn & Suites Hattiesburg, Baymont Inn & Suites Hattiesburg and Courtyard Hattiesburg.

Primary Competitive Set(1)(2)
Property	Rooms	Commercial	Meeting & Group	Leisure	Occupancy	ADR	RevPAR
Comfort Suites Hattiesburg	67	65%	10%	25%	62.4%	$88.25	$55.07

Hampton Inn Hattiesburg	153	60%	5%	35%	67.0%	$88.00	$58.96

Fairfield Inn & Suites Hattiesburg	79	70%	5%	25%	74.0%	$84.00	$62.16

Baymont Inn & Suites Hattiesburg	92	65%	5%	30%	48.0%	$73.00	$35.04

Total/Wtd. Avg.	391	64%	6%	30%	63.2%	$84.41	$53.31
(1)	Source: Appraisal.
(2)	Estimated 2011 performance.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

Cash Flow Analysis.

Portfolio Cash Flow Analysis
	12/31/2010	12/31/2011	T-12 8/31/2012	U/W	U/W Per Room
Occupancy	64.9%	65.0%	68.4%	68.4%
ADR	$93.30	$93.45	$94.41	$94.41
RevPAR	$60.54	$60.74	$64.56	$64.56
Room Revenue	$11,313,309	$11,351,128	$12,097,149	$12,064,096	$23,563
F&B Revenue	375,241	362,001	414,372	413,240	807
Other Revenue(1)	17,569	83,025	104,951	104,665	204
Total Dept. Revenues	$11,706,119	$11,796,154	$12,616,472	$12,582,002	$24,574
Total Dept. Expenses	3,006,100	3,107,125	3,202,534	3,190,872	6,232
Total Dept. Profit	$8,700,019	$8,689,029	$9,413,938	$9,391,129	$18,342
Total Undistributed Expenses	3,384,464	3,306,646	3,504,760	3,468,601	6,775
Total Fixed Charges	783,372	700,448	751,397	749,344	1,464
Net Operating Income	$4,532,183	$4,681,935	$5,157,781	$5,173,184	$10,104
FF&E	234,757	236,887	253,324	503,280	983
Net Cash Flow	$4,297,426	$4,445,048	$4,904,457	$4,669,904	$9,121
(1)	Other Revenue includes telephone revenue and other departmental revenue.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

Property Management. Each of the Sun Development Portfolio Properties is currently managed by Sun Development & Management Corporation, pursuant to a management agreement.  Under the loan documents, the Sun Development Portfolio Properties may not be managed by any other party, except for a management company approved by the lender and with which Rating Agency Confirmation has been received.  The lender may require the borrower to replace the property manager if there is a material default by the property manager under the management agreement, the filing of a bankruptcy petition or a similar event with respect to the property manager or if the borrower fails to maintain a DSCR above 1.10x and the borrower is unable to prove that such a drop in DSCR is due to a decline in prevailing market conditions as described in loan agreement.

Lockbox / Cash Management. The Sun Development Portfolio Loan requires a hard lockbox. The Sun Development Portfolio Loan requires all revenue and credit card receipts payable with respect to the Sun Development Portfolio Properties to be deposited directly into each respective lockbox account; provided, however, that with respect to the cash and check receipts at each hotel, as distinguished from credit card receipts, the borrower is required to deposit such cash and check receipts into the applicable lockbox received upon the earlier to occur of (A) such amount held by the borrower at any Sun Development Portfolio Property equals or exceeds $5,000 or (B) five business days prior to a payment date under the Sun Development Portfolio Loan.  Following the commencement of any Cash Management Period (excluding a Cash Management Period triggered by a PIP Cash Management Trigger, in which case a Cash Management Period will apply to applicable individual Sun Development Portfolio Property only), funds deposited into the clearing account are required to be swept by the clearing bank into a lender controlled deposit account, where the funds are required to be disbursed in accordance with the loan agreement. Upon a Cash Sweep Period, excess cash flow is deposited to a cash collateral account.

A “Cash Management Period” shall commence upon: (i) the occurrence of an event of default under the Sun Development Portfolio Loan; (ii) the borrower obtaining a mezzanine loan; (iii) the failure by the borrower, after the end of a calendar quarter, to maintain the DSCR of at least 1.20x, based on the trailing twelve month period immediately preceding the date of determination; or (iv) one year prior to the expiration of any individual property’s franchise agreement, excess cash flow is deposited to a separate subaccount in contemplation of PIP requirements of a new replacement franchise agreement unless lender determines that allocated FF&E for the property already covers these contemplated amounts (a “PIP Cash Management Trigger”) (provided, that the Cash Management Period triggered by a PIP Cash Management Trigger will only apply to the applicable individual property) and shall end upon the first to occur of (1) the loan being repaid in full or (2) for a period of six consecutive months since the commencement of the then existing Cash Management Period (A) no new monetary or material non-monetary default or event of default under the Sun Development Portfolio Loan has occurred and is continuing, and (B) the achievement of a  DSCR of at least 1.25x for six consecutive months based upon the trailing twelve month period immediately preceding the date of determination or (3) in the case of a PIP Cash Management Trigger only, (A) no event of default has occurred and is continuing, and (B) the deposits from excess cash flows are sufficient to cover the PIP shortfall.

A “Cash Sweep Period” shall commence upon the occurrence of a Cash Management Period resulting from either (i) an event of default under the Sun Development Portfolio Loan or (ii) the failure by the borrower, after the end of a calendar quarter, to maintain a DSCR of at least 1.20x, based on the trailing twelve month period immediately preceding the date of determination. The Cash Sweep Period shall end upon the first to occur: (1) the Sun Development Portfolio Loan and all other obligations under the loan documents are repaid in full, or (2) for a period of six consecutive months since the commencement of the then existing Cash Management Period (A) no new monetary or material nonmonetary default under the Sun Development Portfolio Loan or event of default has occurred and is continuing, and (B) the achievement of a DSCR of at least 1.25x for six consecutive months based upon the trailing twelve month period immediately preceding the date of determination.

A “Property-specific Cash Management Period” shall commence on the payment date twelve months prior to the termination date of any franchise agreement until such swept cash flow is sufficient to address expected PIP, as determined by the lender,  that would be expected to be required under a new franchise agreement.  However, such Property-specific Cash Management Period shall not be triggered (or if already triggered, collected funds will be released) if the borrower delivers evidence reasonably acceptable to the lender that the applicable franchise agreement has been extended, renewed, or replaced without the requirement of a PIP. Furthermore, a Property-specific Cash Management Period shall not be triggered if the lender determines that sufficient amounts are already on deposit in the FF&E reserve for such property.

Initial Reserves. At closing, the Borrower deposited (i) $294,393 into a tax reserve account, (ii) $156,219 into an insurance reserve account and (iii) $11,500 into an immediate repairs account for immediate repairs at the Sun Development Properties.

Ongoing Reserves. On a monthly basis, the borrower is required to fund the following reserves with respect to the Sun Development Portfolio Loan: (i) a tax reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay taxes over the then succeeding twelve month period; (ii) an insurance reserve in an amount equal to one-twelfth of the amount that the lender estimates will be necessary to pay insurance premiums over the then succeeding twelve month period; and (iii) a reserve for furniture, fixtures and equipment (the “FF&E Reserve”) in an amount equal to one-twelfth of 4.0% of the annual gross revenues for each individual Sun Development Portfolio Property for the immediately preceding calendar year.  If at any time the balance of the FF&E

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

Reserve equals or exceeds $735,000, the borrower will be permitted to cease making additional monthly deposits into the FF&E Reserve.  If at any time the balance of FF&E Reserve falls below $735,000, the borrower will be required to recommence making monthly deposits equal to one-twelfth of 4.0% of gross revenues generated at the Sun Development Portfolio Properties for the previous calendar year until such time as the balance of the FF&E Reserve is again equal to or in excess of $735,000.

Current Mezzanine or Subordinate Indebtedness. None.

Future Mezzanine or Subordinate Indebtedness Permitted. Mezzanine financing secured by a pledge of the direct or indirect equity owners of the borrower is permitted under the Sun Development Portfolio Loan so long as the following conditions, among others, are satisfied: (i) no event of default exists under the Sun Development Portfolio Loan, (ii) the mezzanine lender is approved by the mortgage lender and satisfies certain qualified equity holder criteria set forth in the loan documents, (iii) the mezzanine lender enters into an intercreditor agreement satisfactory to the mortgage lender, (iv) the loan-to-value ratio (based on the aggregate principal balance of the Sun Development Portfolio Loan and such mezzanine debt) does not exceed 80.0%, (v) after giving effect to the mezzanine indebtedness, the combined DSCR is at least 1.20x and (vi) a Rating Agency Confirmation is obtained with respect to such mezzanine financing.

Partial Release/Defeasance. Provided no event of default is then continuing under the Sun Development Portfolio Loan, the borrower has the right at any time, upon 30 days prior written notice to lender (or such shorter period of time as may be permitted by lender in its sole discretion), to release one or more of the Sun Development Portfolio Properties from the liens of the loan documents, subject to the satisfaction of certain conditions set forth in the loan documents, including among others: (i) prepayment in an amount equal to the greater of (a) 115.0% of the allocated loan amount with respect to such individual Sun Development Portfolio Property and (b) 100.0% of the net sales proceeds applicable to such individual Sun Development Portfolio Property, (ii) payment of a yield maintenance premium (if the prepayment occurs prior to June 5, 2022), (iii) after giving effect to the release, the DSCR (as calculated under the loan agreement) for the remaining Sun Development Portfolio Properties is not less than the DSCR immediately prior to such partial release, (iv) after giving effect to the release, the loan-to-value (as calculated under the loan agreement) for the remaining Sun Development Portfolio Properties is no greater than it was immediately prior to such partial release and (v) delivery of Rating Agency Confirmation.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Sun Development Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$35,766,742 61.1% 1.85x 14.5%

WISCONSIN
ILLINOIS
Pleasant Prairie
Zion
Waukegan
North Chicago
McHenry
Woodstock
Gurnee
Mundelein
Crystal Lake
Vernon Hills
Lake Forest
Highland Park
Lake Michigan
Buffalo Grove
Barrington Hills
Palatine
Arlington Heights
Glenview
Evanston
Elgin
Schaumburg
Park Ridge
St. Charles
Bartlett
Addison
Oak Park
Elmhurst
Batavia
Wheaton
Chicago
Downers Grove
Aurora
Naperville
Palos Hills
Hammond
Yorkville
Bolingbrook
Orland Park
Gary
Tinley Park
Calumet City
Joliet
INDIANA

FORREST COUNTY
Petal
West Hattiesburg
Hattiesburg
HATTIESBURG AMTRAK
LAMAR COUNTY
AMTRAK

Sun Development Portfolio

1	Staybridge Suites Aurora/Naperville	Aurora, IL
2	Holiday Inn & Suites Hattiesburg	Hattiesburg, MS
3	Holiday Inn Express Grove City	Grove City, OH
4	Hampton Inn & Suites Brownsburg	Brownsburg, IN
5	Comfort Suites Hattiesburg	Hattiesburg, MS

Powell
Dublin
Westerville
New Albany
Upper Arlington
Hilliard
Columbus
Gahanna
Pataskala
Reynoldsburg
Grandview Heights
Bexley
Whitehall
Lincoln Village
Lake Darby
Blacklick Estates
Grove City
Groveport
Pickerington
Canal Winchester

Lebanon
Westfield
Noblesville
Lapel
Whitestown
Carmel
Fishers
Zionsville
Fortville
Meridian Hills
Lawrence
Pittsboro
Rocky Ripple
Brownsburg
Indianapolis
Speedway
Greenfield
Warren Park
Avon
Danville
Beech Grove
Plainfield
Mooresville
Greenwood
Fairland
Whiteland
Franklin
Shelbyville

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Manassas Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,400,000 68.9% 1.39x 9.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Manassas Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,400,000 68.9% 1.39x 9.5%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Retail – Shadow Anchored
Sponsor:	Ahmet Aksoylu		Collateral:	Fee Simple
Borrower:	Lazuri Investments, LLC		Location:	Manassas, VA
Original Balance:	$30,400,000		Year Built / Renovated(3):	Various / NAP
Cut-off Date Balance:	$30,400,000		Total Sq. Ft.:	128,555
% by Initial UPB:	2.1%		Property Management:	Aksoylu Properties, L.L.C.
Interest Rate:	4.9000%		Underwritten NOI:	$2,896,309
Payment Date:	6th of each month		Underwritten NCF:	$2,700,760
First Payment Date:	January 6, 2013		Appraised Value:	$44,100,000
Maturity Date:	December 6, 2022		Appraisal Date:	October 2, 2012
Amortization:	Interest-only for 6 months;
	360 months thereafter		Historical NOI
Additional Debt:	None		Most Recent NOI:	$2,368,541 (July 2012 Annualized)
Call Protection:	L(24), D(92), O(4)		2nd Most Recent NOI:	$2,131,806 (December 31, 2011)
Lockbox / Cash Management:	Soft, Springing Hard / Springing		3rd Most Recent NOI:	$1,525,657 (December 31, 2010)

Reserves(1)			Historical Occupancy(4)
	Initial	Monthly	Most Recent Occupancy:	94.5% (August 1, 2012)
Taxes:	$219,679	$34,619	2nd Most Recent Occupancy:	85.1% (December 31, 2011)
Insurance:	$29,040	$2,940	3rd Most Recent Occupancy:	76.2% (December 31, 2010)
Replacement:	$0	$2,143	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
TI/LC	$0	$13,391	(2)
Based on amortizing debt service payments. Based on the current interest-only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR for the Manassas Retail Portfolio Loan are 1.92x and 1.79x, respectively.

Occupancy:	$244,050	$0

Financial Information			(3)	The Manassas Retail Portfolio Properties were built from 2007 to 2009.
Cut-off Date Balance / Sf. Ft.:		$236	(4)	The Manassas Retail Portfolio Properties were brought to market in 2009 and the majority of the lease up occurred in 2010 and 2011.
Balloon Balance / Sf. Ft:		$196
Cut-off Date LTV:		68.9%
Balloon LTV:		57.3%
Underwritten NOI DSCR(2):		1.50x
Underwritten NCF DSCR(2):		1.39x
Underwritten NOI Debt Yield:		9.5%
Underwritten NCF Debt Yield:		8.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Manassas Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,400,000 68.9% 1.39x 9.5%

Property Summary
Property Name	Location	Sq. Ft.	Year Built / Renovated	Allocated Loan Amount(1)	Appraised Value	Occupancy(2)
Evergreen Terrace	Manassas, VA	64,775	2009 / NAP	$15,317,646	$23,500,000	96.9%

The Shops of Signal Hill	Manassas, VA	63,780	2007-2008 / NAP	$15,082,354	$20,600,000	92.0%
Total / Wtd. Avg.:		128,555		$30,400,000	$44,100,000	94.5%
(1)	Allocated Loan Amount based on square feet.
(2)	As of August 1, 2012.

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent Per Sq. Ft.(1)(2)	% of Total Annual U/W Base Rent(1)(2)	Lease Expiration
HomeTrends(3)	NR/NR/NR	13,319	10.4%	$17.88	7.5%	11/30/2027
Dollar Tree	NR/NR/NR	9,980	7.8	$18.04	5.7	11/30/2013
Children of America(4)	NR/NR/NR	8,500	6.6	$24.60	6.6	5/31/2020
Laser Tag(5)	NR/NR/NR	7,500	5.8	$18.50	4.4	12/1/2017
Patient First (Pad)(6)	NR/NR/NR	6,552	5.1	$22.89	4.7	5/1/2030
Subtotal / Wtd. Avg.		45,851	35.7	$19.98	28.9%

Other	Various	75,637	58.8%	$29.83	71.1%	Various
Vacant	NAP	7,067	5.5	NAP	NAP	NAP
Total / Wtd. Avg.		128,555	100.0%	$26.11	100.0%
(1)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent include contractual rent steps through April 30, 2013.
(2)	U/W Base Rent Per Sq. Ft. and % of Total Annual U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.
(3)
HomeTrends is leased to an affiliate of the Borrower. The lease is guaranteed by the Sponsor. The space may be subdivided but the Sponsor’s guarantee remains in effect. The guarantee may be released if an acceptable replacement tenant leases the space on terms approved by and in lender’s sole discretion.

(4)	Children of America, an outparcel, is under a ground lease.
(5)
Laser Tag’s lease was recently executed; however, tenant is not in occupancy. The tenant’s rent commences February 1, 2013. An upfront reserve in the amount of $138,750 was funded at loan closing in connection with Laser Tag’s free rent period.

(6)	Patient First, an outparcel, is under a ground lease.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1)(2)	% U/W Base Rent Rolling(1)(2)	Cumulative % of U/W Base Rent(1)(2)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2012	0	0	0.0	0	0.0%	$0.00	0.0	0.0%
2013	2	11,805	9.2	11,805	9.2%	$20.88	7.8	7.8%
2014	3	5,625	4.4	17,430	13.6%	$31.77	5.6	13.4%
2015	2	5,165	4.0	22,595	17.6%	$26.35	4.3	17.7%
2016	5	6,790	5.3	29,385	22.9%	$27.08	5.8	23.5%
2017	4	18,210	14.2	47,595	37.0%	$24.30	13.9	37.4%
2018	4	13,606	10.6	61,201	47.6%	$31.21	13.4	50.8%
2019	6	14,936	11.6	76,137	59.2%	$31.25	14.7	65.5%
2020	3	13,128	10.2	89,265	69.4%	$26.83	11.1	76.6%
2021	1	2,005	1.6	91,270	71.0%	$23.94	1.5	78.2%
2022	1	1,606	1.2	92,876	72.2%	$28.00	1.4	79.6%
Thereafter	4	28,612	22.3	121,488	94.5%	$22.65	20.4	100.0%
Vacant	NAP	7,067	5.5	128,555	100.0%	NAP	NAP
Total / Wtd. Avg.	35	128,555	100.0%			$26.11	100.0%
(1)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through April 30, 2013.
(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft. and exclude any gross up of vacant space.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Manassas Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,400,000 68.9% 1.39x 9.5%

The Loan.    The Manassas Retail Portfolio loan (the “Manassas Retail Portfolio Loan”) is a $30.4 million fixed rate loan secured by the Borrower’s fee simple interest in two shadow anchored retail centers located in Manassas, Virginia (the “Evergreen Terrace Property”, the “Shops of Signal Hill Property” and together, the “Manassas Retail Portfolio Properties”) as detailed in the Property Summary table above. The Manassas Retail Portfolio Loan has a 10-year term and amortizes on a 30-year schedule, after a six month interest-only period.  The Manassas Retail Portfolio Loan accrues interest at a fixed rate equal to 4.9000%.  Loan proceeds were used to refinance existing debt on the Manassas Retail Portfolio Loan of approximately $26.1 million, pay closing costs of approximately $646,893 and return equity to the sponsor in the amount of $3.1 million. Based on the sponsor’s total reported development cost of the Manassas Retail Portfolio Properties of $39.0 million, the Manassas Retail Portfolio Properties represent an aggregate loan to cost ratio of 77.9%.  Based on the “as is” aggregate appraised value of $44.1 million, the aggregate cut-off date LTV is 68.9%.

The Borrower / Sponsor.     The borrower, Lazuri Investments, LLC (the “Borrower”), is a bankruptcy-remote, special purpose entity with one independent director in its organizational structure, owned by Ahmet Aksoylu, the “Sponsor”.

Ahmet Aksoylu has been active in real estate development for 34 years on various projects in the District of Columbia and currently has approximately 1.2 million sq. ft. under management. Mr. Aksoylu reported a net worth in excess of $70 million and serves as the managing member of the Borrower. He is the founder of Aksoylu Properties, LLC. See “Property Manager” herein.

The Properties.

The Evergreen Terrace Property and The Shops of Signal Hill Property are located across the street from one another in Manassas, Virginia, which is an affluent area approximately 30 miles west of Washington, D.C. The Manassas Retail Portfolio Properties are comprised of a diverse group of national, regional and local businesses. The Borrower developed the properties between 2007 and 2009 that included a 90,000 sq. ft. retail/office building, which will not be part of the proposed collateral. The Shops of Signal Hill Property is shadow anchored by an Aldi Grocery Store (“Aldi”). Manassas Retail Portfolio Properties contain 730 surface parking spaces, reflecting an overall parking ratio of 5.68 spaces per 1,000 square feet.

Evergreen Terrace Property (50.4% of the Manassas Retail Portfolio Loan, based on Allocated Loan Amount)

The Evergreen Terrace Property is a one story multi-tenant shopping center containing 64,775, sq. ft.  There are two retail buildings and four ground leased outparcels. The Evergreen Terrace Property is located along the eastern side of Liberia Avenue, just south of Signal Hill Road near the city of Manassas, Prince William County, Virginia. As an additional draw, the Evergreen Terrace Property contains an approximately 90,000 sq. ft. office building that contains a Gold’s Gym, University of Phoenix, and several medical office suites. Although not included in our collateral, the office building provides additional traction for the center to draw in customers for the inline retail and pad spaces. In addition, there is a car wash associated with the Evergreen Terrace Property that will not be part of the collateral.

As of August 1, 2012, the Evergreen Terrace Property was 96.9% leased by 19 tenants contributing 52.9% of the total underwritten base rent for the Manassas Retail Portfolio Properties. The three largest tenants at the Evergreen Terrace Property are Children of America (8,500 sq. ft. under a ground lease, lease expiration: 5/31/2020); Patient First (Pad) (6,552 sq. ft. under a ground lease, lease expiration: 5/1/2030); and Red Robin (5,786 sq. ft. under a ground lease, lease expiration: 7/31/2024). Other tenants include Dunkin Donuts, Panda Express, Atlantic Wireless, Jimmy John’s and an outparcel consisting of Longhorn Steakhouse.

The Shops of Signal Hill Property (49.6% of the Manassas Retail Portfolio Loan, based on Allocated Loan Amount)

The Shops of Signal Hill Property is a one story multi-tenant shopping center containing 63,780, sq. ft. and is part of a condominium regime. Units A, C, D and G are part of this collateral. Aldi, the shadow anchor, occupies Unit B and Northwest Federal Credit Union occupies Unit E and are not part of the collateral. Also, vacant pad sites Unit F and H are not part of the collateral.  The Shops at Signal Hill Property is located along the western side of Liberia Avenue, south of Signal Hill Road, within the city of Manassas, Prince William County, Virginia.  The property is shadow anchored by an Aldi Supermarket, which reportedly has sales of over $6.0 million, or $335 per sq. ft.

As of August 1, 2012, The Shops of Signal Hill Property was 92.0% leased by 16 tenants contributing 47.1% of the total underwritten base rent for the Manassas Retail Portfolio Properties. The three largest tenants at The Shops of Signal Hill Property are HomeTrends (13,319 sq. ft. leased to an affiliated entity, lease expiration: 11/30/2027); Dollar Tree (9,980 sq. ft., lease expiration: 11/30/2013); and Laser Tag (7,500 sq. ft. lease expiration: 12/1/2017).  Borrower reported Dollar Tree sales of $167 per sq. ft. with occupancy costs of 13.8% for Dollar Tree.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Manassas Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,400,000 68.9% 1.39x 9.5%

Major Tenants. As of August 1, 2012, the Manassas Retail Portfolio Properties are 94.5% leased by 35 tenants with rent rolls characterized by a diverse group of national, regional and local businesses.

The three largest tenants within the Manassas Retail Portfolio Properties in aggregate occupy 24.7% of the total net rentable area of the Manassas Retail Portfolio Properties and account for 19.8% of the underwritten base rental income. No other tenant occupies more than 5.8% of the total net rentable area.

HomeTrends (13,319 sq. ft., 10.4% of the aggregate net rentable area, 7.5% of underwritten occupied base rent) is leased to the wife of the Sponsor.  The lease is guaranteed by the Sponsor.  HomeTrends is a specialty store that sells antiques and furniture.

Dollar Tree (9,980 sq. ft, 7.8% of the aggregate net rentable area, 5.7% of underwritten occupied base rent) is an American chain of discount variety stores that sells every item for $1.00 or less. A Fortune 500 company, Dollar Tree is headquartered in Chesapeake, Virginia and operates 4,523 stores throughout the 48 contiguous U.S. states and in 5 Canadian Provinces as of July 28, 2012. Dollar Tree’s stores are supported by a nationwide logistics network of nine distribution centers. The company operates one dollar stores under the names of Dollar Tree and Dollar Bills. The company also operates a multiprice-point variety chain under the name Deal$. Consolidated net sales for the second quarter of 2012 were $1.70 billion, a 10.5% increase compared to $1.54 billion reported for the quarter ended July 30, 2011. Comparable store sales increased 4.5%, on top of a 4.7% increase for the second quarter 2011. Earnings per diluted share for the second quarter were $0.51, an increase of 30.8% compared to the $0.39 earnings per diluted share reported for the quarter ended July 30, 2011.

Children of America (8,500 sq. ft., 6.6% of the aggregate net rentable area, 6.6% of occupied underwritten base rent) is under a ground lease that expires 5/31/2020. Children of America was founded in 1997 and based in Florida. Children of America is a leading provider of high quality childcare and after-school programs with 56 schools in Delaware, Illinois, Indiana, Maryland, Massachusetts, New Jersey, New York, North Carolina, Ohio, Pennsylvania, Virginia and Wisconsin. Children of America employs about 1,600 employees. Children of America is a subsidiary of World Wide Child Care Corp. (NYSE: WWCC). In January of 2012, Children of America was named to the number 10 spot on The Exchange Top 50 listing published by the Childcare Exchange magazine, one of the foremost child care program periodicals.

The Market. The Manassas Retail Portfolio Properties are both located on the east and west sides of Liberia Avenue, at the intersection of Signal Hill Road, in the City of Manassas, Prince William County, Virginia. Generally, the boundaries of the immediate area are Dumfries Road (Route 234) to the south, Godwin Drive to the west, Yates Ford Road to the east and the city limits to the north. The downtown area of Manassas is approximately 1.0 mile to the west of the Manassas Retail Portfolio Properties. The properties are located on Manassas’ main retail corridor with frontage on Liberia Avenue (40,000 vehicles per day) and in close proximity to many national retailers including a Super Wal-mart and Home Depot. It is a vibrant retail market with substantial amount of residential developments. Commercial development is concentrated along major traffic arterials such as Route 28, Prince William Parkway and Route 234. The historic downtown area has been revitalized with numerous shops and restaurants and has become a destination for visitors.  The three mile radius demographics are strong, with a population of 72,632 and median household income of $94,959.

The suburban Virginia Retail market contains 39,630,000 square feet of space. The Prince William County submarket, where the Manassas Retail Portfolio Properties are located, contains 9,649,000 square feet, or 24.3% of the region’s inventory. Average rent in the Prince William County submarket is $20.58 per square foot, which represents a growth rate of 1.5% from year-end 2011. Based on the appraisal, over the next five years, average asking rents are expected to increase between $20.66 per square foot in 2012 to $22.57 per square foot in 2016. As of the second quarter 2012, the vacancy rate declined to 7.7% from 8.5% in 2009.

Based on rental comparables, the appraiser estimated market rents to be $18.00 per square foot for junior anchors, $28.00 per square foot for in-line tenants, $25.00 per square foot for large in-line tenants, and $34.00 per square foot for restaurants.  Market rents for outparcels were estimated to be $125,000 to $158,000 per year. In addition, the appraiser estimated a stabilized vacancy/collection loss rate of 6.0%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Manassas Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,400,000 68.9% 1.39x 9.5%

Manassas Retail Portfolio Properties Recent Leases(1)
Tenant	Sq. Ft.	Base Rent PSF	Lease Term (Months)	Lease Start	Lease Expiration
Laser Tag(2)	7,500	$18.50	59	2/1/2013	12/1/2017
Mattress Discounters	4,364	$25.00	60	4/1/2012	3/31/2017
Plato’s Closet(3)	4,000	$22.50	84	9/1/2012	8/31/2019
Off the Hook(4)	2,700	$26.22	60	11/1/2012	10/31/2017
Jimmy John’s	1,606	$28.00	121	4/1/2012	4/1/2022
Total / Wtd. Avg.	20,170	$22.49	69
(1)	Source: In-place rent roll dated August 1, 2012.
(2)
Laser Tag recently signed its lease for 7,500 square feet. As of the 8/1/2012 rent roll, the tenant is not in occupancy. Rent is expected to commence 2/1/2013. An upfront reserve in the amount of $138,750 was funded at loan closing in connection with Laser Tag’s free rent period.

(3)
Plato’s Closet lease is signed and the space is expected to be turned over to the tenant on January 31, 2013. The lease includes 120 days of free rent with rent commencing on June 1, 2013. An upfront reserve in the amount of $105,300 was funded at loan closing in connection with the Plato’s Closet and Off the Hook free rent period.

(4)
Off the Hook lease is signed and the tenant is expected to begin paying rent in the beginning of January 2013. An upfront reserve in the amount of $105,300 was funded at loan closing in connection with the Off the Hook and Plato’s Closet free rent period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Manassas Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,400,000 68.9% 1.39x 9.5%

Cash Flow Analysis.

Cash Flow Analysis
	12/31/2010	12/31/2011	July 2012 Annualized	U/W	U/W Per Sq. Ft.(1)
Base Rent(2)(3)	$1,808,192	$2,231,805	$2,472,353	$3,359,695	$26.13
Total Recoveries	356,101	472,938	484,599	605,832	$4.71
Less: Vacancy	0	0	$0	($333,443)	(8.4%)
Effective Gross Income	$2,164,293	$2,704,743	$2,956,953	$3,632,084	$28.25
Total Operating Expenses	638,636	572,937	588,411	735,776	5.72
Net Operating Income	$1,525,657	$2,131,806	$2,368,541	$2,896,309	$22.53
TI/LC	0	0	0	169,838	1.32
Capital Expenditures	0	0	0	25,711	0.20
Net Cash Flow	$1,525,657	$2,131,806	$2,368,541	$2,700,760	$21.01
(1)	U/W Per Sq. Ft. based on collateral sq. ft. of 128,555 sq. ft.
(2)	U/W Base Rent is based on the rent roll dated August 1, 2012, with rent increases through April 30, 2013.
(3)
Increase in U/W Base Rent is attributable to contractual rental increases and recent lease up in 2012 at the Manassas Retail Portfolio Properties including but not limited to Off the Hook, Plato’s Closet and Laser Tag.

Property Management.   The Manassas Retail Portfolio Properties are managed by Aksoylu Properties, L.L.C., an affiliate of the Borrower. Aksoylu Properties, LLC, is a real estate company focused on retail, industrial and office development. Founded by Ahmet Aksoylu in 2001, Aksoylu Properties, LLC is headquartered in Manassas, Virginia, a rapidly growing suburb of Washington, D.C. The company owns and manages shopping center, office and industrial properties throughout Prince William County and the city of Manassas, Virginia. Aksoylu Properties, LLC currently manages 6 projects in the Manassas, Virginia area totaling approximately 438,000 square feet with 3 projects in development or under construction, totaling approximately 533,000 square feet.

Lockbox / Cash Management.    The Manassas Retail Portfolio Loan is structured with a soft, springing hard lockbox and springing cash management. During a Trigger Event, all excess cash will be swept into an excess cash reserve account. A Trigger Event will commence upon the earlier to occur (i) an event of default under the Manassas Retail Portfolio Loan and (ii) DSCR being less than 1.15x for two consecutive quarters (a “Trigger Event”). Under certain conditions to be specified in the Manassas Retail Portfolio Loan documents, cash management may become inactive and the excess cash flow sweep will terminate.

Initial Reserves.    At closing, the Borrower deposited (i) $219,679 into a tax reserve account, (ii) $29,040 into an insurance reserve account and (iii) $244,050 into an occupancy reserve associated with the tenants Plato’s Closet, Off the Hook and Laser Tag.

Ongoing Reserves.    The following ongoing reserves are required on a monthly basis by the borrower: (i) $34,619 into a monthly tax reserve account, (ii) 2,940 into a monthly insurance reserve account, (iii) $2,143 into a monthly replacement reserve which will be capped at $77,133 and (iv) $13,391 into a rollover reserve which will be capped at $803,469.

Current Mezzanine or Subordinate Indebtedness.  None.

Future Mezzanine or Subordinate Indebtedness Permitted.  None permitted.

Partial Release.  None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary Manassas Retail Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,400,000 68.9% 1.39x 9.5%

Manassas Retail Portfolio
1 The Shops of Signal Hill 9400 Liberia Avenue, Manassas, VA
2 Evergreen Terrace 9642-9800 Liberia Avenue, Manassas, VA
Washington Dulles International Airport
Natl. Air and Space Museum/ Steven F. Udvar-Hazy Center
Sully Place
Dulles Expo and Conference Center
South Riding Golfers Club
Cub Run Stream Valley Park
Pleasant Valley Golf Course
LOUDOUN COUNTY
Braddock Rd
Chantilly
International Country Club
Inova Fair Oaks Hospital
Fox Mill District Park
Little Difficult Run Valley Park
Reston
Wolf Trap
Vienna
Oakton
Lawyers Rd
Hunter Mill Rd
Fox Mill Rd
Maple Ave
Blake Ln
Merrifield
Tattersall Park
Penderbrook Golf Club
Lee Jackson Hwy
Fair Oaks Mall
Chantilly Natl. Golf and Country Club
Ellanor C. Lawrence Park
Cub Run Park
Centreville
Pleasant Valley Rd
Stone Rd
Lee Hwy
Old Lee Hwy
Fairfax
Little River Tpke
Old Town Fairfax
FAIRFAX COUNTY
George Mason University
Braddock Rd
Fairfax National Golf Club
MANASSAS NATL. BATTLE PARK
Lee Hwy
Compton Rd
Centreville Rd
Twin Lakes Golf Course
Popes Head Rd
Fairfax Station
Zion Dr
Northern VA Comm. College Manassas Campus
Bull Run Regional Park
Splash Down Waterpark
West Gate of Lomond
Yorkshire
Westfields Golf Club
Fairfax County Pkwy
Burke Centre Pkwy
Burke Lake Rd
Burke
Sudley Rd
Old Centreville Rd
Bull Run
Lomond Dr
Manassas Park
Generals Ridge Golf Course
Bull Run Regional Park
Clifton
Chapel Rd
Ox Rd
Fairfax Co. Pkwy
Clifton Rd
Burke Lake
Manassas Mall
Prince William Hospital
Liberia Ave
G. Mason Univ. Prince William Campus
Prince William Pkwy
Godwin Dr
Wellington Rd
Manassas
Wolf Run Shoals Rd
Occoquan R.
Hastings Dr
Yates Ford Rd
Manassas Regional Airport
Prince William Co. Fairgrounds
Dumfries Rd
PRINCE WILLIAM COUNTY
Prince William Pkwy
Davis Ford Rd
Bristow Rd
Bristow Manor Golf Course
Brentsville Rd
Lucasville Rd
Bristow Rd
Hoadly Rd
Aden Rd
Germantown
Montgomery Village
Olney
Columbia
Gaithersburg
Leesburg
Rockville
Laurel
Ashburn
Sterling
North Bethesda
Wheaton
Herndon
Reston
Bethesda
Silver Spring
McLean
Chantilly
Oakton
Washington, DC
Arlington
Centreville
Fairfax
Annandale
Alexandria
Burke
Springfield
Franconia
Manassas
Lorton
VIRGINIA
MARYLAND
Dale City
Woodbridge
Clinton
Waldorf
St. Charles
Nokesville
Potomac River

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711-747 Bedford Road Bedford Hills, NY	Collateral Asset Summary Bedford Green	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 62.5% 1.35x 9.3%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	James A. Diamond		Collateral:	Fee Simple
	William E. Diamond		Location:	Bedford Hills, NY
Borrower:	DP 40, LLC		Year Built / Renovated:	1968 / 2010
	DP 41, LLC, as tenants in common		Total Sq. Ft.:	121,199
Original Balance:	$30,000,000		Property Management:	Diamond Property Management, LLC
Cut-off Date Balance:	$30,000,000		Underwritten NOI(7):	$2,786,003
% by Initial UPB:	2.1%		Underwritten NCF(7):	$2,643,152
Interest Rate:	5.0950%		Appraised Value(8):	$48,000,000
Payment Date:	5th of each month		Appraisal Date:	August 13, 2012
First Payment Date:	October 5, 2012
Maturity Date:	September 5, 2017		Historical NOI
Amortization:	Interest-only for 15 months, 360		Most Recent NOI:	$1,743,127 (T-12 June 30, 2012)
	months thereafter		2nd Most Recent NOI:	$1,394,842 (December 31, 2011)
Additional Debt:	None		3rd Most Recent NOI:	$1,139,572 (December 31, 2010)
Call Protection:	L(27), D(30), O(3)
(1)   A hard lockbox is in place and a cash sweep period will commence upon the occurrence of one of the following events: (i) the borrower fails to maintain a DSCR of at least 1.10x on a trailing 12 month basis, (ii) ShopRite or CVS becomes the subject of a bankruptcy proceeding, (iii) ShopRite or CVS defaults under its respective lease (iv) ShopRite or CVS goes dark, or (v) upon December 31, 2015 (the date that is 12 months prior to the expiration of the ShopRite lease) unless ShopRite has renewed its lease and borrower is not responsible for any tenant improvements, leasing commissions, free rent or other concessions or such amounts have been deposited with the lender.
(2)   Twelve months prior to the expiration of the ShopRite lease (December 31, 2015), 100% of excess cash flow, capped at $40,000 per month, will be swept into a reserve for leasing costs associated with the ShopRite space, which is separate from the TI/LC reserve.
(3)   TI/LC reserve is capped at $120,000.
(4)   Other initial reserve of $3,013,125 represents the ShopRite reserve, the Chase Bank reserve, the cash collateral holdback and the adjacent land parcel holdback in the amount of $540,000, $323,125, $800,000 and $1,350,000, respectively. A brief description for each reserve follows:
a.     From the $540,000 ShopRite reserve, $36,000 will be disbursed to the clearing account on every payment date during the first 15 months of the loan until the ShopRite lease resets on January 1, 2014.
b.     From the $323,125 Chase Bank reserve, $158,125 will be disbursed to the borrower for approved tenant improvement costs associated with the Chase Bank lease. The remaining amount will be disbursed to the borrower at such time Chase Bank provides an acceptable estoppel.
c.    The $800,000 cash collateral holdback will be released when Underwritten NCF Debt Yield is equal or greater than 6.7%. The current in place NCF Debt Yield is 6.6%.
d.     The $1,350,000 adjacent land parcel holdback will be released upon the land parcel acquisition which is expected to close in May 2013. See Note (8) below.
(5)   As of the cut-off date, and during the initial interest only period, the Underwritten NOI DSCR and NCF DSCR are 1.80x and 1.71x, respectively
(6)   As of August 30, 2012, the Bedford Green property was 91.6% occupied, with one space undergoing renovations in preparation for occupancy by Chase Bank in early 2013, bringing the occupancy rate up to 94.5%. The Chase Bank lease is currently out for signature for 2.9% of the gross leasable area. The Lender has structured a $4 million personal recourse guaranty, which will burn off when Chase Bank executes a lease for at least 3,575 sq. ft. with a minimum term of 10 years at a net rental rate of at least $46.15 per sq. ft., and delivers an acceptable estoppel.
(7)   Underwritten NOI and Underwritten NCF assume a ShopRite base rent reset to $25.5 per sq. ft., rent increases for Marshalls in April 2015 from $28.0 per sq. ft. to $29.0 per sq. ft., rent increases for CVS in July 2016 from $36.0 per sq. ft. to $39.6 per sq. ft. and the Chase Bank base rent which will be taking occupancy in early 2013. The ShopRite lease calls for a contractual base rent reset to 85.0% of the fair market value rent in January 2014. According to the appraisal, market rent for the ShopRite space is $30.0 per sq. ft.
(8)   Appraisal value includes the shopping center property and the adjacent land parcel, which are valued at $46.0 million and $2.0 million respectively. The land parcel is currently under contract and is expected to close in May 2013. The land parcel will then become part of the Bedford Green loan collateral.

Lockbox / Cash Management(1)(2):	Hard / Springing

Reserves
	Initial	Monthly
Taxes:	$47,594	$35,890
Insurance:	$5,543	$5,543
Capital Expenditure:	$0	$2,020
TI/LC(3):	$0	$10,000
Deferred Maintenance:	$23,000	$0
Other(4):	$3,013,125	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$248
Balloon Balance / Sq. Ft.:		$234
Cut-off Date LTV:		62.5%
Balloon LTV:		59.0%
Underwritten NOI DSCR (5):		1.43x
Underwritten NCF DSCR 5):		1.35x
Underwritten NOI Debt Yield:		9.3%
Underwritten NCF Debt Yield:		8.8%

Historical Occupancy
Most Recent Occupancy (6):	91.6% (August 30, 2012)
2nd Most Recent Occupancy:	78.6% (December 31, 2011)
3rd Most Recent Occupancy:	62.2% (December 31, 2010)

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

711-747 Bedford Road Bedford Hills, NY	Collateral Asset Summary Bedford Green	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$30,000,000 62.5% 1.35x 9.3%

TRANSACTION HIGHLIGHTS

■         Occupancy: The Bedford Green property is a 121,199 sq. ft. grocery anchored retail building. The Property is 91.6% occupied as of August 30, 2012. The Chase Bank lease is currently out for signature for 2.9% (3,575 sq. ft.) of the gross leasable area. Chase Bank intends to occupy this space in early 2013, bringing the occupancy rate up to 94.5%. The property is anchored by a 40,984 sq. ft. ShopRite. The property is leased by 13 other tenants with no one tenant occupying more than 15.1% of the gross leasable area.

■       Location. The Bedford Green property is located on the southwest corner of New York State Route 117 and Green Lane in Bedford Hills, Westchester County, New York. According to the US Census Bureau, Westchester County’s 2011 population was estimated to be 950,203. The 2012 estimated median household income is $76,376, which is 43.7% higher than the New York State average of $53,163, 54.0% higher than the national average.

■       Sponsorship. Over the last two years, Diamond Properties has successfully implemented its business plan. Since 2010, the Sponsor has brought in four national retailers CVS, Marshalls, Panera Bread and Chase Bank to the Bedford Green center.

■       ShopRite Base Rent. ShopRite’s current base rent is $9.7 per sq. ft., which is significantly below market. The ShopRite lease calls for a contractual base rent reset to 85.0% of the fair market value in January 2014. According to the appraisal, market rent for the ShopRite space is $30.0 per sq. ft. At closing, Natixis reserved $540,000 of which $36,000 will be disbursed on every payment date during the first 15 months of the loan until the ShopRite base rent resets in January 2014.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3501 Amboy Road Staten Island, NY, 10306	Collateral Asset Summary Evergreen Plaza	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$28,500,000 73.8% 1.54x 9.4%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Savino Savo		Collateral:	Fee Simple
Borrower:	NBM Realty Holding, LLC		Location:	Staten Island, NY
Original Balance:	$28,500,000		Year Built / Renovated:	2001, 2003 / NAP
Cut-off Date Balance:	$28,500,000		Total Sq. Ft.:	89,468
% by Initial UPB:	2.0%		Property Management:	NBM Development, LLC
Interest Rate:	4.1355%		Underwritten NOI:	$2,680,018
Payment Date:	6th of each month		Underwritten NCF:	$2,562,485
First Payment Date:	January 6, 2013		Appraised Value:	$38,600,000
Maturity Date:	December 6, 2022		Appraisal Date:	September 25, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(91), O(5)		Most Recent NOI:	$3,163,780 (T-12 September 30, 2012)
Lockbox / Cash Management:(1)(2)	Springing Hard / Springing		2nd Most Recent NOI:	$2,427,291 (December 31, 2011)
			3rd Most Recent NOI:	$2,680,707 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$0	$36,902	Most Recent Occupancy:	98.8% (October 19, 2012)
Insurance:	$13,756	$4,367
   (1)    Active cash management with excess cash flow returned to the borrower will be triggered if, among other things, the DSCR is less than 1.20x on a trailing 12-month basis. A full cash sweep will be triggered if, among other things, the DSCR is less than 1.15x on a trailing 12 month basis.
   (2)    A Pathmark Trigger Event will occur if (i) the tenant under the Pathmark lease (a) gives notice of its intention to not extend or renew its lease,(b) fails to give notice of its election to renew its lease upon the earlier of (1) the date that is one year prior to the then applicable expiration date of its lease and (2) the date by which such tenant is required to notify the landlord of its election to extent the term of its lease or (c) “goes dark”, vacates, ceases to occupy or discontinues its operations at its leased premises or (ii) an event of default under the Pathmark lease or any bankruptcy of the tenant under the Pathmark lease occurs. Upon the occurrence of a Pathmark Trigger Event, all remaining cash flow in the cash management account after the payment of required reserves, cash management fees, debt service and operating expenses will be deposited into the Pathmark TI/LC Reserve account. The funds in the Pathmark TI/LC Reserve account will then be disbursed as and when needed to pay for or to reimburse the Borrower for ongoing tenant improvements and leasing commissions in connection with an extension or a renewal of the Pathmark lease or the leasing of the Pathmark space to one or more replacement tenants.

Replacement:	$0	$1,789
Deferred Maintenance	$81,640	$0
Pathmark TI/LC: (2)	$0	Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:	$319
Balloon Balance / Sq. Ft.:	$254
Cut-off Date LTV:	73.8%
Balloon LTV:	58.9%
Underwritten NOI DSCR:	1.61x
Underwritten NCF DSCR:	1.54x
Underwritten NOI Debt Yield:	9.4%
Underwritten NCF Debt Yield:	9.0%

TRANSACTION HIGHLIGHTS

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Occupancy and Tenancy. The Evergreen Plaza Property is an 89,468 sq. ft. grocery-anchored retail center located in Staten Island, New York. The Evergreen Plaza Property was constructed in 2001 and further improved in 2003 and is situated on a 5.51 acre site. The Evergreen Plaza Property includes 3 buildings, with a total of 89,468 sq. ft. The property’s anchor space of 61,752 sq. ft. is currently leased by Pathmark Supermarkets on a lease which expires in 2022. As of the rent roll dated October 19, 2012, the Property was 98.8% occupied.

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Location. The Evergreen Plaza Property is located on Amboy Road near the eastern coast of Staten Island. Amboy Road is a primary local traffic artery and residential corridor that runs up the eastern coast of Staten Island, parallel to Hylan Boulevard, a four-lane highway and the primary commercial corridor in the area. The area exhibits strong demographics with a three-mile radius population of 160,059, with an estimated average household income of $89,087.

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Sponsorship. The sponsor, Savino Savo, developed the Evergreen Plaza Property in 2001. Per the sponsor’s financial statements dated December 31, 2010, he had total assets of $33,597,120, a net worth of $21,746,920, and liquidity of $1,550,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

70-00 Austin Street Forest Hills, NY	Collateral Asset Summary 70-00 Austin Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,411,250 64.7% 1.49x 10.1%

Mortgage Loan Information			Property Information
Loan Seller:	Natixis		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Joshua L. Muss		Collateral:	Fee Simple
Borrower:	Allied Austin, LLC		Location:	Forest Hills, NY
Original Balance:	$25,500,000		Year Built / Renovated:	1978 / 1996
Cut-off Date Balance:	$25,411,250		Total Sq. Ft.:	80,878
% by Initial UPB:	1.7%		Property Management:	Hyman Muss & Sons Management Co.
Interest Rate:	5.0000%		Underwritten NOI(4):	$2,573,537
Payment Date:	5th of each month		Underwritten NCF(4):	$2,452,686
First Payment Date:	October 5, 2012		Appraised Value:	$39,300,000
Maturity Date:	September 5, 2022		Appraisal Date:	July 18, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(27), D(88), O(5)		Most Recent NOI:	$1,589,670 (T-12 June 30, 2012)
Lockbox / Cash Management(1)(2):	Hard / Springing		2nd Most Recent NOI:	$1,614,815 (December 31, 2011)
			3rd Most Recent NOI:	$1,862,870 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$150,925	$82,687	Most Recent Occupancy(5):	93.4% (September 4, 2012)
Insurance:	$33,526	$5,588	2nd Most Recent Occupancy:	55.4% (December 31, 2011)
Capital Expenditure:	$0	$1,142	3rd Most Recent Occupancy:	82.3% (December 31, 2010)
TI/LC:	$0	$6,740
(1)   A hard lockbox is in place and a cash sweep period will commence in the event the borrower fails to maintain a DSCR of at least 1.05x after the end of a calendar quarter. In addition, upon an event of default under the loan agreement, the lender has the right to apply funds in the cash management account in its discretion.
(2)   The earlier of (a) 12 months prior to the lease expiration of the Barnes & Noble lease (January 31, 2016) or (b) the date on which the borrower receives notice that Barnes & Noble will terminate its lease, excess cash flow from the property will be swept into a reserve account, capped at $776,230. In addition, such a cash sweep will also be triggered on any date the borrower receives notice that Bilinguals or Health Acquisition intends to terminate its lease, in which case excess cash flow swept into a reserve account will be capped at $769,500 and $820,750, respectively. The cap applicable to the cash sweep will be the sum of the caps that are applicable to each lease for which a trigger has occurred.
(3)   Other initial reserves of $584,495 represent the Health Acquisition rent abatement reserve, the Bilinguals rent abatement reserve, the Title Boxing Club rent abatement reserve and the Bilinguals landlord contribution reserve, in the amount of $108,176, $318,237, $138,082 and $20,000, respectively. These amounts are intended to fully cover the free rent amounts allocated to these tenants. The $20,000 Bilinguals landlord contribution reserve represents a reserve that will be disbursed to the borrower for approved tenant improvement costs associated with the Bilinguals lease.
(4)   Underwritten NOI and Underwritten NCF include contractual rent increases through February 1, 2013 and the Title Boxing Club base rent; Title Boxing Club starts paying rent on May 1, 2013.
(5)   As of September 4, 2012, the 70-00 Austin Street property was 100.0% leased and 93.4% occupied, with one space undergoing renovations in preparation for occupancy by Title Boxing Club in May 2013.

Deferred Maintenance:	$213,000	$0
Other(3):	$584,495	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$314
Balloon Balance / Sq. Ft.:	$259
Cut-off Date LTV:	64.7%
Balloon LTV:	53.3%
Underwritten NOI DSCR:	1.57x
Underwritten NCF DSCR:	1.49x
Underwritten NOI Debt Yield:	10.1%
Underwritten NCF Debt Yield:	9.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

70-00 Austin Street Forest Hills, NY	Collateral Asset Summary 70-00 Austin Street	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,411,250 64.7% 1.49x 10.1%

TRANSACTION HIGHLIGHTS

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Occupancy. The 70-00 Austin Street property is currently 100.0% leased and 93.4% occupied by five retail tenants (49,073 sq. ft., 60.7% of the total gross lease) and two office tenants (31,805 sq. ft., 39.3%). Title Boxing Club (5,341 sq. ft., 6.6%), recently executed a new 10-year lease and plans to take occupancy on May 1, 2013.

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Tenant Mix. The property’s in place retail tenants have national presence and long-term leases. No one tenant occupies more than 27.4% of the gross leasable area. The largest tenant at the property is Barnes & Noble (22,178 sq. ft., 27.4%), the largest book retailer in the United States. Additional retail tenants include TGI Friday’s (8,631 sq. ft., 10.7%), Eddie Bauer (6,610 sq. ft., 8.2%), and The Men’s Wearhouse (6,313 sq. ft., 7.8%).

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Location. The property is located in Forest Hills, Queens County, New York. Primary access to the subject neighborhood is provided by the Grand Central Parkway and the Long Island Expressway (I-495). Secondary access to the neighborhood is provided by Queens Boulevard, Woodhaven Boulevard, and Metropolitan Avenue. The property’s neighborhood is also accessible via public transportation. The property is located two blocks west of the Long Island Rail Road’s Forest Hills Station. In addition, the property is located just south of New York City’s 71st Avenue subway station, which is serviced by the E, F, R and M lines, which provides access to Queens, Manhattan and Brooklyn. Local bus service is also provided along the main roadways. Commercial developments are located along Queens Boulevard, a heavily trafficked roadway, and Austin Street, which makes up a small village shopping area comprised of restaurants, boutiques, and chain stores.

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Sponsorship. The Sponsor developed the property in 1978 and has been managing it since. The company currently owns and manages approximately 2.8 million sq. ft. of office and retail spaces in New York. Approximately 286,709 sq. ft., or 55.1%, of its retail portfolio and 844,276 sq. ft., or 37.1%, of its office portfolio are located in Queens, New York.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

181 Third Avenue Brooklyn, NY 11217	Collateral Asset Summary Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,800,000 55.1% 1.97x 14.2%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Hospitality - Limited Service
Sponsor:	Marc Freud		Collateral:	Fee Simple
Borrower:	Freud Third Avenue Properties, LLC		Location:	Brooklyn, NY
Original Balance:	$24,800,000		Year Built / Renovated:	2011 / NAP
Cut-off Date Balance:	$24,800,000		Number of Rooms:	133
% by Initial UPB:	1.7%		Property Management:	Marshall Hotels & Resorts, Inc.
Interest Rate:	4.5000%		Underwritten NOI:	$3,519,262
Payment Date:	6th day of the month		Underwritten NCF:	$3,256,645
First Payment Date:	January 6, 2013		Appraised Value:	$45,000,000
Maturity Date:	December 6, 2017		Appraisal Date:	September 12, 2012
Amortization:	300 months
Additional Debt:	None		Historical NOI(4)
Call Protection:	L(24), D(32), O(4)		Most Recent NOI:	$3,933,572 (T-12 October 31, 2012)
Lockbox / Cash Management(1):	Hard / Springing		2nd Most Recent NOI:	$1,774,844 (December 31, 2011)
			3rd Most Recent NOI:	NAP
Reserves
	Initial	Monthly	Historical Occupancy(4)
Taxes:	$7,618	$3,809	Most Recent Occupancy:	73.6% (October 31, 2012)
Insurance:	$6,033	$3,017	2nd Most Recent Occupancy:	63.6% (December 31, 2011)
FF&E(2):	$0	$21,582	3rd Most Recent Occupancy:	NAP
Occupancy Reserve(3):	$6,250	$0
(1)   Active cash management with excess cash flow returned to the borrow will be triggered upon (i) an event of default, (ii) a bankruptcy action of the borrower, guarantor or property manager or (iii) if the DSCR is less than 1.25x on a trailing 12 month basis.  A full cash sweep will be triggered if, any of (i) or (ii) above occur or if, the DSCR is less than 1.15x on a trailing 12 month basis.
(2)   An FF&E Reserve equal to the greater of (a) 1/12th of (i) four percent (4%) of gross income of operations during the calendar year immediately preceding the calendar year in which such determination is made from the closing date until July 15, 2014, and (ii) five percent (5%) of gross income from operations during the calendar year immediately preceding the calendar year in which such monthly payment date occurs from and after July 16, 2014, and (b) the aggregate amount, if any, required to be reserved under the management agreement and the franchise agreement.
(3)   Since opening, the Fairfield Inn & Suites Brooklyn property has been issued a Temporary Certificate of Occupancy (TCO), which expired on August 5, 2012. There are minor items that need to be completed to obtain the final permanent Certificate of Occupancy. The estimated cost to complete this work is $5,000. The borrower escrowed 125% of this estimate ($6,250) to complete the work.
(4)   The Fairfield Inn & Suites opened in July 2011. 2nd Most Recent NOI and  2nd Most Recent Occupancy represent partial year operations.

Financial Information
Cut-off Date Balance / Room:		$186,466
Balloon Balance / Room:		$164,464
Cut-off Date LTV:		55.1%
Balloon LTV:		48.6%
Underwritten NOI DSCR:		2.13x
Underwritten NCF DSCR:		1.97x
Underwritten NOI Debt Yield:		14.2%
Underwritten NCF Debt Yield:		13.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

181 Third Avenue Brooklyn, NY 11217	Collateral Asset Summary Fairfield Inn & Suites Brooklyn	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,800,000 55.1% 1.97x 14.2%

TRANSACTION HIGHLIGHTS

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Credit Metrics. Based on the “as is” appraised value of $45.0 million, the loan represents a 55.1% loan to value ratio, and based on the underwriting and a 25-year amortization schedule, the NCF DSCR is 1.97x and the NCF Debt Yield is 13.1%.

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Improving Performance.  The Fairfield Inn & Suites Brooklyn property is in a ramp-up phase to stabilization and is the closest hotel to the recently opened Barclays Center (opened in September 2012).  The Barclays Center serves as a major venue for concerts, boxing, family shows, professional hockey and the Brooklyn Nets basketball team and is expected to generate significant additional lodging demand in the area.

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Location. The Fairfield Inn & Suites Brooklyn property benefits from its location in the Boerum Hill neighborhood of Brooklyn in close proximity to Downtown Brooklyn, Brooklyn Heights and the new Barclays Center. The Fairfield Inn & Suites property is easily accessible to mass transit to all parts of New York City and Long Island.  Within one-half mile of the Fairfield Inn & Suites Brooklyn property, subway stations provide access to the D, N, R, 2, 3, 4, 5, B and Q subway lines and the Long Island Rail Road.

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Market Performance: According to a market research report, T-12 through August 2012, the New York, New York lodging market achieved an occupancy level of 82.8% with an ADR of $248, reflecting a RevPAR of $206, up 6.7% over the previous corresponding T-12 period. T-12 through August 2012, the competitive set achieved an occupancy level of 81.9% with an ADR of $163, reflecting a RevPAR of $134, up 18.4% over the previous corresponding T-12 period.

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Brand Affiliation: The Fairfield Inn & Suites Brooklyn property is affiliated with the Marriott International family of lodging brands, which is one of the largest hotel companies in the world.  Marriott International operates over 3,400 lodging properties in 68 countries and territories globally.  Along with the Fairfield Inn & Suites brand, other brands in the Marriott family include The Ritz-Carlton, JW Marriott, Autograph Collection, AC Hotels, Courtyard by Marriott, SpringHill Suites, TownePlace Suites, Marriott Executive Apartments, Marriott Vacation Club, Grand Residences by Marriott, Bulgari Hotels & Resorts, Edition, Renaissance, Marriott Hotels & Resorts, Residence Inn by Marriott, The Ritz-Carlton Destination Club and Marriott Conference Centers.

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Management. The Fairfield Inn & Suites Brooklyn property is managed by Marshall Hotels & Resorts, Inc., a Salisbury, Maryland-based hotel management company.  Established in 1980 by Charles L. Marshall, CHA, Marshall Hotels & Resorts operates over 50 hotels on the East Coast including roadside, resort, airport and metropolitan high-rise properties. Brands under management include Hampton Inn, Fairfield Inn, Hilton Garden Inn, La Quinta Inn & Suites, Holiday Inn, Best Western, Comfort Inn, Comfort Suites, Holiday Inn Express, Ramada Inn, Days Inn, Howard Johnson and Clarion Hotel. In addition, the company also operates numerous independent properties.

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Recent Construction and Amenities. The Fairfield Inn & Suites Brooklyn property opened in July 2011.  Facilities and amenities include a complimentary continental breakfast, a business center, a fitness center, a rooftop garden with views of Manhattan and Brooklyn and on-site parking.

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Sponsorship. The sponsor is the Troutbrook Company, a fully-integrated, Manhattan-based real estate company with a separate construction division primarily involved in the development of properties in the New York Tri-State Area and with additional ownership interests on the West Coast.  The company’s focus is in executing opportunistic projects as both general contractor and owner.  The Troutbrook Company currently has 10 full time employees with in-house capabilities in design and construction.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

8411 Preston Road Dallas, TX 75225	Collateral Asset Summary Berkshire Court	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$24,300,000 69.9% 1.46x 10.1%

Mortgage Loan Information			Property Information
Loan Seller:	GECC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Mixed Use – Retail / Office
Sponsor:	Lucien B. Crosland		Collateral:	Fee Simple
Borrower:	Dallas Berkshire Partners, Ltd.		Location:	Dallas, TX
Original Balance:	$24,300,000		Year Built / Renovated:	1984 / 2006
Cut-off Date Balance:	$24,300,000		Total Sq. Ft.:	118,217
% by Initial UPB:	1.7%		Property Management:	Berkshire Management Corp.
Interest Rate:	4.4100%		Underwritten NOI:	$2,448,199
Payment Date:	1st of each month		Underwritten NCF:	$2,133,708
First Payment Date:	January 1, 2013		Appraised Value:	$34,750,000
Maturity Date:	December 1, 2022		Appraisal Date:	September 25, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(24), D(93), O(3)		Most Recent NOI:	$2,572,260 (T-12 September 30, 2012)
Lockbox / Cash Management(1):	Soft, Springing Hard / In Place		2nd Most Recent NOI:	$2,267,022 (December 31, 2011)
			3rd Most Recent NOI:	$2,238,341 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$0	$40,068	Most Recent Occupancy:	98.3% (October 1, 2012)
Insurance:	$23,039	$3,840	2nd Most Recent Occupancy:	94.0% (December 31, 2011)
Replacement (2):	$0	$3,254	3rd Most Recent Occupancy:	96.0% (December 31, 2010)
TI/LC (3):	$0	$12,500
(1)   A hard lockbox and cash sweep will commence upon the occurrence of an event of default under the loan agreement and during the continuance of an event of default, the lender has the right to apply funds in the cash management account in its sole discretion.
(2)   The Replacement Reserve is capped at $195,240 and is required to be replenished at a rate of $3,254 per month if reduced below the cap.
(3)   The TI/LC Reserve is capped at $150,000 and is required to be replenished at a rate of $12,500 per month if reduced below the cap.
(4)   The ViewPoint Rollover Reserve is for potential future TI/LC costs for space currently occupied by ViewPoint Bank.
(5)   The Special Tenant Reserve is allocated $165,000 for Richard Law Group, $80,000 for Preston Center Personal Training, and $55,000 for Skibell Jewelry.  Allocated funds are released as the respective tenant renews its lease for a minimum of three years or may be used for TI/LC costs incurred to re-tenant the respective space.
(6)   The PHS TI Reserve is for Borrower’s TI allowance with respect to the Preston Hollow Specialists tenant.

Deferred Maintenance:	$18,719	$0
ViewPoint Rollover(4):	$300,000	$0
Special Tenant (5):	$300,000	$0
PHS TI (6):	$20,000	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$206
Balloon Balance / Sq. Ft.:		$166
Cut-off Date LTV:		69.9%
Balloon LTV:		56.4%
Underwritten NOI DSCR:		1.67x
Underwritten NCF DSCR:		1.46x
Underwritten NOI Debt Yield:		10.1%
Underwritten NCF Debt Yield:		8.8%

TRANSACTION HIGHLIGHTS

▪
Location. Berkshire Court is located in the Preston Center submarket of Dallas near the intersection of Northwest Highway and Preston Road in close proximity to Dallas’ Preston Hollow neighborhood and University Park and Highland Park.  The location has a three-mile radius population of 130,076 with an estimated average household income of $106,184.  The location is easily accessible from the Dallas North Tollway.

▪
Property.  Berkshire Court is a Class A, eight story mixed use property with 118,217 sq. ft. of retail and office space.  Physical occupancy is 98.3% as of October 2012 amongst 31 tenants.  Retail tenancy is generally found within the ground floor and comprises 47,699 sq. ft. (40% of NRA) with 100% physical occupancy.  The north and west oriented ground floor retail contains direct exposure to Northwest Highway and Preston Road, respectively.  Office space comprises 70,518 sq. ft. (60% of NRA) with 97% physical occupancy.  The property was built in 1984, contains a five-story, above-grade parking garage with approximately 558 parking spaces, and provides balcony space at several of the upper level office suites.

▪
Sponsorship.  Lucien Crosland has over 25 years of experience in the real estate industry and developed Berkshire Court in 1984.  Mr. Crosland reports a net worth of $20.9 million and liquidity of $751,950 as of August 1, 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

10901 North Lamar Boulevard Austin, TX 78753	Collateral Asset Summary Chinatown Shopping Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$22,000,000 68.5% 1.68x 10.9%

Mortgage Loan Information			Property Information
Loan Seller:	RAIT Partnership, L.P.		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail – Anchored
Sponsor:	Alexander S. Tan		Collateral:	Fee Simple
Borrower:	CBJS Chinatown Center LLC		Location:	Austin, TX
Original Balance:	$22,000,000		Year Built / Renovated:	2005 / NAP
Cut-off Date Balance:	$22,000,000		Total Sq. Ft.:	167,438
% by Initial UPB:	1.5%		Property Management:	Weitzman Management Corporation
Interest Rate:	4.7300%		Underwritten NOI:	$2,408,545
Payment Date:	5th of each month		Underwritten NCF:	$2,249,479
First Payment Date:	January 5, 2013		Appraised Value:	$32,130,000
Maturity Date:	December 5, 2022		Appraisal Date:	November 1, 2012
Amortization:(1)	360 months
Additional Debt:(2)	$3,300,000 Mezzanine Loan		Historical NOI
Call Protection:	L(24), D(92), O(4)		Most Recent NOI:	$1,827,796 (T-12 September 30, 2012)
Lockbox / Cash Management:	Hard / In-Place		2nd Most Recent NOI:	$1,713,845 (December 31, 2011)
			3rd Most Recent NOI:	$1,956,427 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$47,788	$47,788	Most Recent Occupancy:	87.2% (October 15, 2012)
Insurance:	$24,718	$3,531	2nd Most Recent Occupancy:	87.4% (December 31, 2011)
TI/LC:	$0	$11,163	3rd Most Recent Occupancy:	87.7% (December 31, 2010)
Replacement Reserve:	$0	$2,093
(1)   The senior loan is a scheduled principal loan. The amortization and payment schedule can be found in Annex H-Chinatown Shopping Center Amortization Schedule of the Free Writing Prospectus.
(2)   The Mezzanine Loan is interest only with payments that vary month-to-month. It is co-terminus with the mortgage loan and pays interest at an effective average rate of 14.00585% per annum.
(3)   On each monthly payment date, Borrower shall pay to lender for deposit into an operating expense account an amount equal to the aggregate amount of approved operating expenses and approved extraordinary expenses to be incurred by Borrower for the then current interest accrual period. Provided no event of default has occurred and is continuing, lender shall disburse operating expense funds to Borrower to pay approved operating expenses and approved extraordinary expenses.

Accrued Management Fees:	$24,341	$0
Operating Expenses:	$0	(3)

Financial Information
Cut-off Date Balance / Sq. Ft.:	$131	$151
Balloon Balance / Sq. Ft.:	$108	$128
Cut-off Date LTV:	68.5%	78.7%
Balloon LTV:	56.5%	66.8%
Underwritten NOI DSCR:	1.80x	1.32x
Underwritten NCF DSCR:	1.68x	1.24x
Underwritten NOI Debt Yield:	10.9%	9.5%
Underwritten NCF Debt Yield:	10.2%	8.9%

TRANSACTION HIGHLIGHTS

▪
Strong Grocery-Anchor with Long Term Lease.  The Chinatown Shopping Center property is anchored by the 62,437 sq. ft. MT Supermarket, an Asian-oriented grocer that has operated in Austin since 1983 and is under lease at the property until 2027. MT Supermarket also operates a wholesale business at the center servicing the entire Austin MSA. MT Supermarket provided 2008-2011 federal tax returns and over that time period revenues increased from $19.1 million in 2008 to $24.2 million in 2011.

▪
Location.  Chinatown Shopping Center is located on North Lamar Boulevard, one of the most heavily travelled north-south thoroughfares in Austin, approximately 10 miles north of the Austin Central Business District and the State Capitol complex. The property is also located 0.5 miles west of IH-35 and 3 miles east of the MoPac Expressway, all of which provide excellent regional access to the property.  The property is located in a densely populated area, which includes several major employment concentrations including Apple, Samsung, Dell Computer, IBM, Motorola, and state government facilities. The property benefits from Austin’s strong retail market, reflecting high regional employment and high incomes, with multiple economic drivers: tech industry, state government (capitol), and education (University of Texas).

▪
Ethnic-Oriented Center / Expanding Asian Population.  Along with MT Supermarket, the other tenants at the property are primarily ethnically oriented, capitalizing on the extensive draw of the grocer and the rapidly expanding Asian population in Austin. Since 2000, the Asian population in the Austin MSA has doubled in size, increasing from around 46,000 in 2000 to approximately 90,000 in 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

318 First Avenue Southwest Rochester, MN 55902	Collateral Asset Summary 318 Commons	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,973,482 65.5% 1.65x 10.6%

Mortgage Loan Information			Property Information
Loan Seller:	Barclays Bank PLC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Mixed-Use - Student
Sponsor:	Hal L. Henderson and Grant Michaletz			Housing/Retail/Office
Borrower:	GH Holdings, LLC		Collateral:	Fee Simple
Original Balance:	$21,000,000		Location:	Rochester, MN
Cut-off Date Balance:	$20,973,482		Year Built / Renovated:	2011 / NAP
% by Initial UPB:	1.4%		Total Sq. Ft.(2):	115,690
Interest Rate:	4.7300%		Property Management:	Campus Advantage Incorporated
Payment Date:	6th of each month		Underwritten NOI:	$2,214,797
First Payment Date:	December 6, 2012		Underwritten NCF:	$2,169,238
Maturity Date:	November 6, 2022		Appraised Value:	$32,000,000
Amortization:	360 months		Appraisal Date:	October 2, 2012
Additional Debt:	None
Call Protection:	L(25), YM1(91), O(4)		Historical NOI(3)
Lockbox / Cash Management(1):	Hard / Springing		Most Recent NOI:	NAP
			2nd Most Recent NOI:	NAP
Reserves			3rd Most Recent NOI:	NAP
	Initial	Monthly
Taxes:	$0	$32,418	Historical Occupancy(3)
Insurance:	$0	$2,935	Most Recent Occupancy:	97.3% (October 10, 2012)
Replacement:	$0	$2,742	2nd Most Recent Occupancy:	NAP
			3rd Most Recent Occupancy:	NAP
Financial Information
(1)   Cash Management is required to be triggered if, among other things, the DSCR is less than 1.20x on the last day of the second consecutive calendar quarter. Cash sweep is required to be triggered if, among other things, (i) the DSCR is less than 1.20x on the last day of the second consecutive calendar quarter and (ii) the earlier to occur (a) six months prior to the Regents of the University of Minnesota lease expiration, unless renewed and (b) an event of default under the Regents of the University of Minnesota lease.
(2)   The property is comprised of 98 multifamily units (208 beds) and 40,143 sq. ft. of commercial space.
(3)   The property was built in 2011. Historical operating statements and occupancy reports are not available.

Cut-off Date Balance / Sq. Ft.(2):	$181
Balloon Balance / Sq. Ft.(2):	$148
Cut-off Date LTV:	65.5%
Balloon LTV:	53.5%
Underwritten NOI DSCR:	1.69x
Underwritten NCF DSCR:	1.65x
Underwritten NOI Debt Yield:	10.6%
Underwritten NCF Debt Yield:	10.3%

TRANSACTION HIGHLIGHTS

■
Master Lease. Regents of the University of Minnesota has a 10 year master lease (8.6 years remaining) on 178 of the 208 beds and 25,088 sq. ft. of the commercial space to be utilized as classrooms, labs and reception area, representing 77.6% of the total square feet and 77.9% of the underwritten base rent. The Regents of University of Minnesota has an AA and Aa1 rating from S&P and Moody’s, respectively. In the event the master lease is not renewed within six months prior to its expiration, a cash flow sweep is required to be triggered until such time the master lease is renewed.

■
Location. 318 Commons is ideally located two blocks from the University of Minnesota Rochester campus and one block from the Mayo Education Center for physician training. Skyway connection is available from 318 Commons to the Mayo Clinic and University of Minnesota campuses, the downtown business community and a large public parking structure. In addition to the UMR students the property is expected to serve the needs of the Mayo School of Graduate Medical Education, Mayo Medical School and Mayo Graduate School students and interns. Currently there is no similar competitive product type dedicated to UMR students in Rochester.

■	Parental Guarantees. Student leases are required to be guaranteed by both students and their parents.
■
Unsecured Debt. 318 Commons was constructed in 2011 as part of a venture between the University of Minnesota and the Sponsors. The University of Minnesota contributed $5,800,000 to the development of 318 Commons. The University of Minnesota’s initial cash contribution was in the form of unsecured subordinate financing. The unsecured debt is an obligation of the parent of the Borrower and the Borrower has no obligations under the subordinate financing agreement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

3900 Morse Crossing Columbus, OH, 43219	Collateral Asset Summary Courtyard Columbus At Easton Town Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,971,820 59.6% 2.24x 14.8%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Hospitality – Limited Service
Sponsor(1):	Morton L. Olshan		Collateral:	Fee Simple
Borrower:	Columbus Easton Hotel III, LLC		Location:	Columbus, OH
Original Balance:	$21,000,000		Year Built / Renovated:	2003 / 2010 - 2011
Cut-off Date Balance:	$20,971,820		Number of Rooms:	126
% by Initial UPB:	1.4%		Property Management:	Olshan Hotel Management, Inc.
Interest Rate:	4.3960%		Underwritten NOI:	$3,094,701
Payment Date:	6th of each month		Underwritten NCF:	$2,827,088
First Payment Date:	December 6, 2012		Appraised Value:	$35,200,000
Maturity Date:	November 6, 2022		Appraisal Date:	September 6, 2012
Amortization:	360 months
Additional Debt:	None		Historical NOI
Call Protection:	L(25), D(91), O(4)		Most Recent NOI:	$3,238,489 (T-12 September 30, 2012)
Lockbox / Cash Management:(2)	Hard / Springing		2nd Most Recent NOI:	$2,722,986 (December 31, 2011)
			3rd Most Recent NOI:	$2,659,953 (December 31, 2010)
Reserves
	Initial	Monthly	Historical Occupancy
Taxes:	$0	Springing	Most Recent Occupancy:	85.7% (September 30, 2012)
Insurance:	$0	Springing	2nd Most Recent Occupancy:	81.7% (December 31, 2011)
FF&E:	$0	1/12 of 4% of Gross Income	3rd Most Recent Occupancy:	82.7% (December 31, 2010)

(1)   The Sponsor is also the sponsor of the mortgage loan in the pool known as Hilton Columbus, which has an original principal balance of $60,000,000.
(2)   Active cash management with excess cash returned to the borrower will be triggered if, among other things, the DSCR is less than 1.35x on a trailing 12 month basis, and a cash sweep will be triggered if, among other things, the DSCR is less than 1.25x on a trailing 12 month basis.

Financial Information
Cut-off Date Balance / Room:		$166,443
Balloon Balance / Room:		$134,243
Cut-off Date LTV:		59.6%
Balloon LTV:		48.1%
Underwritten NOI DSCR:		2.45x
Underwritten NCF DSCR:		2.24x
Underwritten NOI Debt Yield:		14.8%
Underwritten NCF Debt Yield:		13.5%

TRANSACTION HIGHLIGHTS

■
Property. The Courtyard Columbus at Easton Town Center property was developed in 2003 by a borrower affiliate at an approximate cost of $13.1 million ($103,968 per room). Since 2010, approximately $1.8 million of additional capital has been invested to renovate the guestrooms and public areas. The property opened for business on June 16, 2003.

■
Location. The property is located within Easton Town Center, at 3900 Morse Crossing, Columbus, Ohio, approximately 11 miles to the northeast of Downtown Columbus. It is situated on approximately 2.71 acres of land and is located directly northeast of the Easton Way and Morse Crossing intersection. Easton Town Center serves as a main attraction in the area. Since its opening in June 1999, Easton Town Center has consistently drawn more than 21 million annual visitors, won the ICSC Award for Innovative Design in 2000 and has produced sales volumes that are among the highest in its tenants’ respective chains (approximately $650 per sq. ft.).

■
Sponsorship. The Sponsor, Morton L. Olshan, is the Chairman of the Board and President of Mall Properties, Inc. (“MPI”) and has over 40 years of real estate experience. MPI renovates, leases, and manages retail, residential, office, and hotel properties in the US, with an emphasis on shopping malls, town centers, and urban mixed-use complexes. MPI currently owns 20,000 multifamily units, 11.0 million sq. ft. of retail, 5.0 million sq. ft. of office, and 1,395 hotel rooms. As of December 31, 2011, the Sponsor reported total assets in excess of $200 million, with liquidity of at least $25 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

12500 West State Road 84 Davie, FL 33325	Collateral Asset Summary Kings Manor MHC	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,350,000 70.0% 1.62x 9.5%

Mortgage Loan Information			Property Information
Loan Seller:	GECC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Manufactured Housing Community
Sponsor:	Joseph I. Wolf		Collateral:	Fee Simple
Borrower:	KM MHC, LLC		Location:	Davie, FL
Original Balance:	$20,350,000		Year Built / Renovated:	1972 / 2009
Cut-off Date Balance:	$20,350,000		Total Pads:	314
% by Initial UPB:	1.4%		Property Management:	Lakeshore Management, Inc.
Interest Rate:	4.1600%		Underwritten NOI:	$1,936,103
Payment Date:	1st of each month		Underwritten NCF:	$1,920,403
First Payment Date:	December 1, 2012		Appraised Value:	$29,080,000
Maturity Date:	November 1, 2022		Appraisal Date:	August 15, 2012
Amortization:	Interest only for 24 months;
	360 months thereafter		Historical NOI
Additional Debt:	None		Most Recent NOI:	$1,883,866 (T-12 July 31, 2012)
Call Protection:	L(25), D(92), O(3)		2nd Most Recent NOI:	$1,949,999 (December 31, 2011)
Lockbox / Cash Management:	NAP / NAP		3rd Most Recent NOI:	$1,677,994 (December 31, 2010)

Reserves			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	97.8% (August 1, 2012)
Taxes:	$200,923	$16,744	2nd Most Recent Occupancy:	96.2% (December 31, 2011)
Insurance:	$15,756	$1,970	3rd Most Recent Occupancy:	98.4% (December 31, 2010)
Replacement:	$0	$1,308	(1)	As of the cut-off date, and during the initial interest only period, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.26x and 2.24x, respectively.

Financial Information
Cut-off Date Balance / Pad:		$64,809
Balloon Balance / Pad:		$54,839
Cut-off Date LTV:		70.0%
Balloon LTV:		59.2%
Underwritten NOI DSCR(1):		1.63x
Underwritten NCF DSCR(1):		1.62x
Underwritten NOI Debt Yield:		9.5%
Underwritten NCF Debt Yield:		9.4%

TRANSACTION HIGHLIGHTS

■
Location. Kings Manor MHC is located in Davie, FL, which is approximately 13 miles west of Fort Lauderdale International Airport, 13 miles from the Atlantic coast, and 30 miles north of Miami.   The property is situated near the intersection of Flamingo Road and I-595, which are heavily traveled.  The location is urban with a three-mile radius population of 77,593 and average household income of $85,106.  The immediate market area has significant residential development, with considerable commercial development along SR-84 and Flamingo Road.

■
Property.  Kings Manor MHC is an all-ages community with a reported unit mix of 217 (69%) double‐section and 97 (31%) single-section pads.  Amenities include a clubhouse and a leasing office building with large community room, swimming pool, playground, shuffleboard courts, tennis court, sand volleyball court, and boat and RV storage.

■
Sponsorship.  Joseph I. Wolf owns and operates 55 manufactured housing communities in 10 states, including 41 in Florida.  Mr. Wolf purchased Kings Manor in July 2008 and the property is professionally managed by Lakeshore Communities, Inc., which is also owned and operated by Joseph Wolf.  Mr. Wolf has a reported net worth in excess of $28.5 million and liquidity in excess of $5 million as of September 30, 2011.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary SunTrust Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 64.2% 1.57x 11.5%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Portfolio
Loan Purpose:	Refinance		Property Type:	Office - Suburban
Sponsor:	TSO-DNL Fund IV, L.P.		Collateral:(3)	Fee Simple
	A Boyd. Simpson		Location(3):	Various
Borrower:	Fund IV BOB, LP		Year Built / Renovated(3):	Various / Various
Original Balance:	$20,000,000		Total Sq. Ft.(3):	258,974
Cut-off Date Balance:	$20,000,000		Property Management:	The Simpson Organization, Inc.
% by Initial UPB:	1.4%		Underwritten NOI:	$2,294,190
Interest Rate:	5.0000%		Underwritten NCF:	$2,029,141
Payment Date:	6th day of the month		Appraised Value:(3)	$31,175,000
First Payment Date:	January 6, 2013		Appraisal Date(3):	July 2012 and August 2012
Maturity Date:	December 6, 2022
Amortization:	360 months		Historical NOI
Additional Debt(1):	$1,500,000 Mezzanine Loan		Most Recent NOI:	$2,547,936 (T-12 July 31, 2012)
Call Protection:	L(24), D(92), O(4)		2nd Most Recent NOI:	$2,562,954 (December 31, 2011)
Lockbox / Cash Management(2):	Hard / Springing		3rd Most Recent NOI:	$2,520,462 (December 31, 2010)

Reserves			Historical Occupancy
	Initial	Monthly	Most Recent Occupancy:	97.5% (July 23, 2012)
Taxes:	$69,164	$32,935	2nd Most Recent Occupancy:	95.1% (December 31, 2011)
Insurance:	$40,487	$4,820	3rd Most Recent Occupancy:	95.2% (December 31, 2010)
Replacement:	$0	$5,254
(1)   The Mezzanine Loan accrues interest at a per annum rate of 7.0000%, provides for monthly payments of interest only, principal payments of $375,000 starting on May 1, 2013 to be paid every six months thereafter and matures on November 1, 2014. A minority member and the non-member manager of the mezzanine lender are both affiliates of the Borrower. However, the mezzanine lender is majority owned by an unaffiliated third party, which entity is required, under the intercreditor agreement, to direct any actions taken by the mezzanine lender with respect to the mezzanine loan. Further, under the intercreditor agreement, the mezzanine lender will be divested of the majority of its rights and remedies in the event an affiliate of borrower obtains control of the mezzanine lender.
(2)   Active cash management with excess cash returned to the borrower will be triggered if, among other things, the DSCR is less than 1.20x on a trailing six month basis or in the event of a SunTrust Trigger Event, defined as the occurrence of any of the following: (i) SunTrust Bank provides notice it will not extend or renew any lease or its failure to provide such notice on or prior to 12 months prior to the expiration of any lease, or a SunTrust Lease is terminated or cancelled, (ii) default by SunTrust Bank beyond the cure periods specified in the SunTrust leases, (iii) SunTrust Bank becomes bankrupt or insolvent, (iv) SunTrust Bank or any lease guarantor goes dark, vacates, ceases to occupy or discontinues operations at the Roanoke SunTrust Property (as defined below), or (v) SunTrust Bank rating is downgraded below BBB-. A cash sweep event will be triggered if, among other things, the DSCR is less than 1.10x on a trailing six month basis or upon the occurrence of a SunTrust Trigger Event.
(3)   The SunTrust Portfolio loan is secured by the borrower’s fee simple interest in four office properties located in Virginia and Georgia containing 258,974 sq. ft. – (i) Roanoke SunTrust Property (136,625 sq. ft. built in 1978, renovated in 2006 and 2008, and located in Roanoke, VA, appraised value of $17.8 million as of July 17, 2012); (ii) Rome SunTrust Property (49,377 sq. ft. built in 1952, renovated in 1971 and located in Rome, GA, appraised value of $2.275 million as of August 7, 2012); (iii) Atlanta SunTrust Property (46,556 sq. ft. built in 1986, renovated in 2006, and located in Atlanta, GA, appraised value of $8.7 million as of August 2, 2012); and Conyers SunTrust Property (26,416 sq. ft. built in 1975 and located in Conyers, GA, appraised value of $2.4 million as of August 7, 2012).

Deferred Maintenance:	$450,823	$0
TI/LC:	$1,000,000	$30,000

Financial Information
	Mortgage Loan	Total Debt
Cut-off Date Balance / Sq. Ft.:	$77	$83
Balloon Balance / Sq. Ft.:	$63	$63
Cut-off Date LTV:	64.2%	69.0%
Balloon LTV:	52.7%	52.7%
Underwritten NOI DSCR:	1.78x	1.64x
Underwritten NCF DSCR:	1.57x	1.45x
Underwritten NOI Debt Yield:	11.5%	10.7%
Underwritten NCF Debt Yield:	10.1%	9.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary SunTrust Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,000,000 64.2% 1.57x 11.5%

TRANSACTION HIGHLIGHTS

■	Cash Equity. Based on the reported total basis of $31.2 million, the Sponsor has approximately $12.8 million of equity in the SunTrust Portfolio as of loan closing.

■
Tenancy.  SunTrust Bank (“SunTrust”), the principal tenant of each of the SunTrust Portfolio properties and representing 59.8% of total NRA and 51.6% of the U/W Base Rent, is rated BBB+/Baa1/BBB by Fitch/Moody’s/S&P, respectively.  SunTrust executed a 10-year lease extension in December 2007 with eight, five-year renewal options. All but one of the SunTrust leases, as related to the SunTrust Portfolio, has below market rental rates as defined by the appraiser.

■
Sponsorship and Management.  The Sponsor reported a net worth of $49.9 million and liquidity of $10.7 million as of financial statements dated September 21, 2012 and September 30, 2012. The key principal, A. Boyd Simpson, has 23 years of commercial real estate experience having developed, acquired, and managed office, retail, industrial and mixed–use properties, particularly in the Atlanta market. The collateral for the SunTrust Portfolio loan is managed by TSO who currently manages a portfolio of approximately 3.4 million sq. ft. consisting of predominately office and commercial properties located in the Atlanta market.

■
Reserve Structure.  The SunTrust Portfolio loan is structured with a cash-flow sweep as described in footnote (2) above.  The cash sweep is projected to generate approximately $600,000 in reserves. A $1,000,000 TI/LC reserve was established at closing and the Borrower will be required to contribute an additional $30,000 monthly.  The escrows, plus a 12-month cash flow sweep, would be projected to total approximately $4.0 million ($26 per sq. ft. for the SunTrust leased space) by SunTrust’s December 2017 lease expiration.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-177354) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or UBS Securities LLC, any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-877-713-1030. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of the offered certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS TERM SHEET

This term sheet is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The securities offered by these materials are being offered when, as and if issued.  You are advised that the terms of the offered certificates, and the characteristics of the mortgage loan pool backing them, may change (due, among other things, to the possibility that mortgage loans that comprise the pool may become delinquent or defaulted or may be removed or replaced and that similar or different mortgage loans may be added to the pool, and that one or more classes of the offered certificates may be split, combined or eliminated), at any time prior to the time sales to purchasers of the offered certificates will first be made.  You are advised that offered certificates may not be issued that have the characteristics described in these materials.  An underwriter’s obligation to sell the offered certificates to you is conditioned on the mortgage loans and offered certificates having the characteristics described in these materials.  If for any reason the depositor does not deliver the offered certificates, the underwriter will notify you, and neither the depositor nor any underwriter will have any obligation to you to deliver all or any portion of the offered certificates which you have committed to purchase.

The information in this term sheet, if conveyed prior to the time of your contractual commitment to purchase any of the offered certificates, supersedes any conflicting information contained in any prior similar materials relating to the offered certificates.  The information in this document may be amended or supplemented prior to the time of your contractual commitment to purchase any of the offered certificates.  This term sheet is being delivered to you solely to provide you with information about the offered certificates and to solicit an offer to purchase the offered certificates, when, as and if issued.  Any such offer to purchase made by you will not constitute a contractual commitment by you to purchase or give rise to an obligation by the underwriters to sell any of the offered certificates, until the underwriters have accepted your offer to purchase those certificates.  Any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

The information contained in this term sheet may not pertain to any securities that will actually be sold.  The information contained in this term sheet may be based on assumptions regarding market conditions and other matters as reflected in this term sheet.  We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this term sheet should not be relied upon for such purposes.  We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this term sheet may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this term sheet or derivatives thereof (including options).  None of UBS Securities LLC, Barclays Capital Inc., Natixis Securities Americas LLC, Citigroup Global Markets Inc. or Drexel Hamilton, LLC provides accounting, tax or legal advice.